UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2013

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT   MARCH 31, 2013

Small Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	29
Management	30
Additional Information	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

In 2012, identity theft impacted 12.6 million Americans and roughly 16.5% or 2.1 million of those attacks took place in retirement or investment accounts. At a recent meeting, the board discussed the programs in place at American Century Investments to help protect shareholder accounts from identity theft and similar threats. As a part of that effort, American Century Investments’ personnel investigate possible identity theft events on an almost daily basis. In order to protect financial accounts from theft, there are several steps that every investor should take.

If you travel, take steps to ensure your mail is secure. Request a vacation hold or ask a trusted relative or friend to collect mail for you. If you are expecting financial paperwork, be mindful of when it is to arrive or have it delivered to a place other than your home. Consider using a post office box as a secure alternative.

When discarding documents, be sure to shred or otherwise destroy any receipts, credit offers, bank statements, insurance forms, or similar documents containing personal or financial information.

Be creative with electronic passwords and keep them private. For example, think of a phrase and use the first letter of each word as your password or substitute numbers for similarly appearing letters (4 for A, 8 for G, etc.).

Finally, be alert to impersonators. Do not give personal information over the phone unless you initiated the contact. If you receive an email asking you for information regarding an account, do not respond to the email or click any links. Rather, contact the company through their official website or call the customer service number listed on your account statement.

These few precautions could prevent a major identity theft problem. If you would like to know more about protecting your American Century Investments accounts, please visit our website at www.americancentury.com/security/protect_yourself_online.jsp.

If you have any thoughts you would like to share with the board, send them to dhpratt@fundboardchair.com. Thank you for your loyalty as an American Century Investments shareholder.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Central Bank Actions, Relative U.S. Economic Gains

Drove Stocks Higher

Stock market performance remained robust during the 12-month period ended March 31, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, a series of disappointing U.S. economic data, combined with ongoing problems in Europe, triggered recession fears and a short-term market selloff. In this environment, investors presumed the European Central Bank and the U.S. Federal Reserve would step in with additional stimulus measures. These presumptions were correct, and a series of central bank programs helped keep stocks and other riskier assets in favor.

Stock market sentiment shifted in late-2012, as market anxiety surrounding November’s presidential election quickly turned to worries about the year-end “fiscal cliff” of federal tax hikes and spending cuts. When the dust settled in early 2013, investors refocused on the nation’s economic and corporate data. Improving housing data, modest job growth, and generally favorable corporate earnings fueled a strong rally that ended the 12-month period on an upbeat note.

Value stocks sharply outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong one-year returns from the health care, telecommunication services, and consumer staples sectors, where many value-oriented stocks reside.

Stock Selection Remains Key

Looking ahead, economic growth should remain muted and stock valuations should be marginally attractive relative to historical averages, as corporate profit margins have started to decline from record highs.

Our decades of value investing have demonstrated that companies themselves have had a greater long-term influence on their relative success than broader macroeconomic trends. As such, we believe it’s much more beneficial to focus on the merits of individual companies than economic ebbs and flows. Our disciplined, bottom-up approach to stock selection is designed to help us uncover undervalued companies expected to benefit from fundamental business trends, a new product launch, market share gains, secular change, or beneficial acquisition, regardless of broader macroeconomic shifts.

U.S. Stock Index Returns
For the 12 months ended March 31, 2013
Russell 1000 Index (Large-Cap)	14.43%	Russell 2000 Index (Small-Cap)	16.30%
Russell 1000 Growth Index	10.09%	Russell 2000 Growth Index	14.52%
Russell 1000 Value Index	18.76%	Russell 2000 Value Index	18.09%
Russell Midcap Index	17.30%
Russell Midcap Growth Index	12.76%
Russell Midcap Value Index	21.49%

4

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	16.58%	10.21%	12.33%	11.63%	7/31/98
Russell 2000 Value Index	—	18.09%	7.29%	11.28%	8.44%	—
Institutional Class	ACVIX	16.89%	10.45%	12.55%	12.34%	10/26/98
A Class(1) No sales charge* With sales charge*	ACSCX	16.19% 9.55%	9.93% 8.62%	12.06% 11.40%	12.48% 11.97%	12/31/99
C Class	ASVNX	15.35%	—	—	11.52%	3/1/10
R Class	ASVRX	15.98%	—	—	12.10%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.45%	1.25%	1.70%	2.45%	1.95%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Ben Giele and Jeff John

Portfolio Manager Jeff John became co-portfolio manager of Small Cap Value in May 2012 when Portfolio Manager James Pitman left American Century Investments to pursue another career opportunity. Mr. John had previously been a senior investment analyst for the portfolio and has been a member of the Small Cap Value team since 2008.

Performance Summary

Small Cap Value returned 16.58%* for the 12 months ended March 31, 2013. By comparison, its benchmark, the Russell 2000 Value Index, returned 18.09%. The portfolio’s returns reflect operating expenses, while the index’s return does not.

U.S. equities recorded robust gains during the one-year reporting period (as described in the Market Perspective on page 4), with the S&P 500 Index reaching a record closing high on the final trading day. Value stocks, which do not generally lead broad market rallies, outperformed growth stocks across the capitalization spectrum. Small-cap value stocks posted significant gains during the reporting period but lagged mid-cap value stocks. In this environment, Small Cap Value provided positive absolute results in all ten of the sectors in which it was invested. It underperformed on a relative basis, largely because of security selection. The portfolio was hurt by its investments in the financials, industrials, and materials sectors. Investments in information technology, health care, and consumer discretionary enhanced relative results.

We carefully manage this portfolio for long-term results. Since Small Cap Value’s inception on July 31, 1998, the portfolio has produced an average annual return of 11.63%, outpacing the returns of the Russell 2000 Value Index for the same period (see performance information on pages 5 and 6).

Financials Slowed Performance

An underweight in financials, the strongest performing sector in the benchmark, slowed relative performance. Security selection also dampened results. The portfolio was underweight real estate investment trusts (REITs), which appreciated more than 32% in the benchmark. We continue to believe that many REITS are overvalued or too highly levered. In addition, Small Cap Value did not own Ocwen Financial Corp. The mortgage services company benefited from the improving housing market and a continuing trend toward mortgage-servicing outsourcing to third-party providers.

Industrials Hampered Results

In industrials, which generated gains for the benchmark, the portfolio was hindered by security selection. Small Cap Value did not own Geo Group, a provider of government-outsourced services specializing in prison management. Its share price doubled on good earnings and the announcement that it would convert itself into a REIT on January 1, 2013. In the aerospace and defense industry, the portfolio held American Science & Engineering, which was a notable detractor. The global supplier of x-ray detection equipment reported weaker-than-expected fourth-quarter earnings and lowered guidance, citing global economic

*All fund returns referenced in this commentary are for Investor Class shares.

7

weakness and procurement delays as a result of federal government spending cuts. In commercial services and supplies, an overweight in Metalico, a scrap metal recycler, detracted from relative performance. The company’s profitability has been hurt by soft global demand and excess inventory.

Materials Detracted

Although an overweight in materials, one of the stronger-performing sectors in the benchmark, added to relative results, Small Cap Value was hampered by its mix of stocks. In the paper and forest products industry, the portfolio had no exposure to Louisiana-Pacific Corp. The manufacturer of building products has benefited from the recovery in the housing market and was up nearly 130% in the benchmark.

Information Technology Contributed

The portfolio’s overweight in information technology, the benchmark’s weakest- performing sector, dampened relative performance, but security selection was advantageous. A top contributor was Quest Software, a provider of information technology management software. Its stock price rose as a bidding war for the company erupted. In September 2012, Quest was acquired by Dell, the second-largest PC maker in the U.S. In the electronic equipment industry, the portfolio benefited from its investment in Brightpoint, a distributor of wireless products. Shares of Brightpoint appreciated on news of the company’s acquisition by a supply chain services provider.

Health Care Aided Performance

Small Cap Value’s complement of health care stocks enhanced results. The portfolio owned shares of Lincare Holdings, which increased after the provider of home-oxygen and ventilation equipment agreed to be acquired by industrial gas supplier Linde.

Consumer Discretionary Added

In consumer discretionary, the portfolio benefited from stock selection in the media industry. A top contributor was LIN TV Corp., which reported strong earnings on robust advertising sales during the 2012 election year. The television broadcaster and digital media company also made progress in shoring up its balance sheet. Another notable contributor was Entravision Communications. The Spanish language media company beat fourth-quarter earnings expectations on strong profit margins, driven by increases in political advertising, core advertising, and retransmission revenue. The company has also improved free cash flow.

Outlook

We continue to be bottom-up investment managers, building the portfolio one stock at a time, a process that results in exposure to market segments based on the attractiveness of individual companies in terms of their valuation and fundamentals. As of March 31, 2013, the portfolio is broadly diversified, with larger positions than the benchmark in the materials, consumer discretionary, energy, and information technology sectors. Our fundamental analysis and valuation work is also directing us toward a smaller relative weighting in financials and utilities stocks.

8

Fund Characteristics

MARCH 31, 2013
Top Ten Holdings	% of net assets
iShares Russell 2000 Value Index Fund	1.6%
BankUnited, Inc.	1.3%
Aspen Insurance Holdings Ltd., Series AHL, 5.625% (Convertible)	1.2%
Websense, Inc.	1.2%
Tronox Ltd. Class A	1.0%
American Science & Engineering, Inc.	1.0%
HCC Insurance Holdings, Inc.	0.9%
DST Systems, Inc.	0.9%
Delek US Holdings, Inc.	0.9%
Global Payments, Inc.	0.8%

Top Five Industries	% of net assets
Real Estate Investment Trusts (REITs)	10.2%
Commercial Banks	9.3%
Insurance	6.0%
Oil, Gas and Consumable Fuels	5.8%
Semiconductors and Semiconductor Equipment	4.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	94.1%
Convertible Preferred Stocks	2.0%
Exchange-Traded Funds	1.8%
Preferred Stocks	0.4%
Total Equity Exposure	98.3%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	(0.7)%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 - 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,156.00	$6.72	1.25%
Institutional Class	$1,000	$1,158.80	$5.65	1.05%
A Class	$1,000	$1,154.20	$8.06	1.50%
C Class	$1,000	$1,151.10	$12.07	2.25%
R Class	$1,000	$1,154.20	$9.40	1.75%
Hypothetical
Investor Class	$1,000	$1,018.70	$6.29	1.25%
Institutional Class	$1,000	$1,019.70	$5.29	1.05%
A Class	$1,000	$1,017.45	$7.54	1.50%
C Class	$1,000	$1,013.71	$11.30	2.25%
R Class	$1,000	$1,016.21	$8.80	1.75%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

MARCH 31, 2013

	Shares	Value
Common Stocks — 94.1%
AEROSPACE AND DEFENSE — 2.7%
AAR Corp.	225,000	$4,137,750
Aerovironment, Inc.(1)	280,000	5,076,400
American Science & Engineering, Inc.	325,000	19,821,750
Erickson Air-Crane, Inc.(1)	415,000	6,747,900
KEYW Holding Corp. (The)(1)	510,000	8,226,300
Moog, Inc., Class A(1)	65,000	2,978,950
National Presto Industries, Inc.	25,000	2,012,500
Orbital Sciences Corp.(1)	145,000	2,420,050
Teledyne Technologies, Inc.(1)	40,000	3,137,600
		54,559,200
AIR FREIGHT AND LOGISTICS — 0.2%
UTi Worldwide, Inc.	260,000	3,764,800
AIRLINES — 0.5%
Alaska Air Group, Inc.(1)	115,000	7,355,400
JetBlue Airways Corp.(1)	445,000	3,070,500
		10,425,900
AUTO COMPONENTS — 1.0%
American Axle & Manufacturing Holdings, Inc.(1)	575,000	7,848,750
Cooper Tire & Rubber Co.	107,383	2,755,448
Dana Holding Corp.	495,000	8,825,850
		19,430,048
BUILDING PRODUCTS — 0.2%
Quanex Building Products Corp.	235,000	3,783,500
CAPITAL MARKETS — 2.5%
Apollo Investment Corp.	355,000	2,967,800
Calamos Asset Management, Inc., Class A	230,000	2,707,100
Fifth Street Finance Corp.	365,000	4,022,300
Hercules Technology Growth Capital, Inc.	225,000	2,756,250
Investment Technology Group, Inc.(1)	250,000	2,760,000
PennantPark Investment Corp.	750,000	8,467,500
Solar Capital Ltd.	290,000	6,812,100
Stifel Financial Corp.(1)	180,000	6,240,600
Waddell & Reed Financial, Inc.	55,000	2,407,900
Walter Investment Management Corp.(1)	300,000	11,175,000
		50,316,550
CHEMICALS — 3.6%
Hawkins, Inc.	150,000	5,992,500
Innophos Holdings, Inc.	155,000	8,456,800
Intrepid Potash, Inc.	525,000	9,849,000
Kraton Performance Polymers, Inc.(1)	140,000	3,276,000
Kronos Worldwide, Inc.	376,618	5,894,072
Minerals Technologies, Inc.	110,000	4,566,100
OM Group, Inc.(1)	90,000	2,113,200
Sensient Technologies Corp.	120,000	4,690,800
Tredegar Corp.	235,000	6,918,400
Tronox Ltd. Class A	1,045,000	20,701,450
		72,458,322
COMMERCIAL BANKS — 9.3%
American National Bankshares, Inc.	320,000	6,899,200
BancorpSouth, Inc.	180,000	2,934,000
Bank of the Ozarks, Inc.	100,000	4,435,000
BankUnited, Inc.	1,025,000	26,260,500
BOK Financial Corp.	80,000	4,984,000
Boston Private Financial Holdings, Inc.	689,156	6,808,861
Cathay General Bancorp.	240,000	4,828,800
Commerce Bancshares, Inc.	175,000	7,145,250
Cullen/Frost Bankers, Inc.	65,000	4,064,450
CVB Financial Corp.	420,000	4,733,400
F.N.B. Corp.	335,000	4,053,500
First Horizon National Corp.	535,000	5,713,800
First Interstate Bancsystem, Inc.	205,000	3,856,050
First Niagara Financial Group, Inc.	670,000	5,936,200
FirstMerit Corp.	425,000	7,025,250
Fulton Financial Corp.	430,000	5,031,000
Heritage Financial Corp.	425,000	6,162,500
IBERIABANK Corp.	190,000	9,503,800
Lakeland Financial Corp.	205,000	5,471,450
MB Financial, Inc.	285,000	6,888,450
National Bankshares, Inc.	210,000	7,335,300
Old National Bancorp.	210,000	2,887,500
Pacific Continental Corp.	400,000	4,468,000
Park Sterling Corp.(1)	885,000	4,991,400
Popular, Inc.(1)	350,000	9,663,500
Prosperity Bancshares, Inc.	145,000	6,871,550
Signature Bank(1)	55,000	4,331,800
Susquehanna Bancshares, Inc.	480,000	5,966,400

12

Shares	Value
TCF Financial Corp.	200,000	$2,992,000
Trico Bancshares	70,000	1,197,000
Washington Banking Co.	280,000	3,903,200
		187,343,111
COMMERCIAL SERVICES AND SUPPLIES†
Metalico, Inc.(1)	375,000	607,500
COMMUNICATIONS EQUIPMENT — 0.8%
Bel Fuse, Inc., Class B	230,000	3,590,300
Finisar Corp.(1)	405,000	5,341,950
Riverbed Technology, Inc.(1)	535,000	7,976,850
		16,909,100
COMPUTERS AND PERIPHERALS — 0.3%
QLogic Corp.(1)	585,000	6,786,000
CONSTRUCTION AND ENGINEERING — 0.7%
EMCOR Group, Inc.	170,000	7,206,300
Granite Construction, Inc.	95,000	3,024,800
Pike Electric Corp.	255,000	3,628,650
		13,859,750
CONTAINERS AND PACKAGING — 1.9%
Bemis Co., Inc.	195,000	7,870,200
Graphic Packaging Holding Co.(1)	1,359,469	10,182,423
Sealed Air Corp.	490,000	11,813,900
Silgan Holdings, Inc.	165,067	7,799,416
		37,665,939
DISTRIBUTORS — 0.2%
Core-Mark Holding Co., Inc.	85,000	4,361,350
DIVERSIFIED CONSUMER SERVICES — 1.0%
Sotheby’s	245,000	9,165,450
Steiner Leisure, Ltd.(1)	215,000	10,397,400
		19,562,850
DIVERSIFIED FINANCIAL SERVICES — 0.5%
Compass Diversified Holdings	180,000	2,856,600
PHH Corp.(1)	360,000	7,905,600
		10,762,200
ELECTRIC UTILITIES — 1.5%
El Paso Electric Co.	315,000	10,599,750
Great Plains Energy, Inc.	300,000	6,957,000
IDACORP, Inc.	90,000	4,344,300
Portland General Electric Co.	100,000	3,033,000
Westar Energy, Inc.	150,000	4,977,000
		29,911,050
ELECTRICAL EQUIPMENT — 0.9%
Belden, Inc.	120,000	6,198,000
Encore Wire Corp.	160,000	5,603,200
Generac Holdings, Inc.	170,000	6,007,800
		17,809,000
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 2.9%
FARO Technologies, Inc.(1)	190,000	8,244,100
FLIR Systems, Inc.	575,000	14,955,750
Ingram Micro, Inc. Class A(1)	530,000	10,430,400
Jabil Circuit, Inc.	430,000	7,946,400
Littelfuse, Inc.	110,000	7,463,500
Methode Electronics, Inc.	215,000	2,769,200
Park Electrochemical Corp.	75,000	1,900,500
TTM Technologies, Inc.(1)	775,000	5,890,000
		59,599,850
ENERGY EQUIPMENT AND SERVICES — 2.3%
Bristow Group, Inc.	135,000	8,901,900
Cal Dive International, Inc.(1)	2,050,000	3,690,000
Gulfmark Offshore, Inc. Class A	120,000	4,675,200
Heckmann Corp.(1)	1,170,000	5,019,300
Helix Energy Solutions Group, Inc.(1)	120,000	2,745,600
Hornbeck Offshore Services, Inc.(1)	195,033	9,061,233
Key Energy Services, Inc.(1)	700,000	5,656,000
Tetra Technologies, Inc.(1)	600,000	6,156,000
		45,905,233
FOOD AND STAPLES RETAILING — 0.7%
Village Super Market, Inc., Class A	200,000	6,738,000
Weis Markets, Inc.	205,000	8,343,500
		15,081,500
FOOD PRODUCTS — 1.2%
Dole Food Co., Inc.(1)	455,000	4,959,500
J&J Snack Foods Corp.	95,000	7,304,550
Pinnacle Foods, Inc.(1)	9,169	203,643
Snyders-Lance, Inc.	190,000	4,799,400
TreeHouse Foods, Inc.(1)	100,000	6,515,000
		23,782,093
GAS UTILITIES — 0.3%
Laclede Group, Inc. (The)	95,000	4,056,500
Southwest Gas Corp.	60,000	2,847,600
		6,904,100
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.2%
Integra LifeSciences Holdings Corp.(1)	115,000	4,486,150
Orthofix International NV(1)	345,000	12,375,150
Utah Medical Products, Inc.	165,000	8,047,050
		24,908,350

13

Shares	Value
HEALTH CARE PROVIDERS AND SERVICES — 1.9%
Community Health Systems, Inc.	95,000	$4,502,050
Health Management Associates, Inc., Class A(1)	385,000	4,954,950
HealthSouth Corp.(1)	305,000	8,042,850
LifePoint Hospitals, Inc.(1)	85,000	4,119,100
National Healthcare Corp.	110,000	5,029,200
Owens & Minor, Inc.	250,000	8,140,000
VCA Antech, Inc.(1)	125,000	2,936,250
		37,724,400
HEALTH CARE TECHNOLOGY — 0.2%
Allscripts Healthcare Solutions, Inc.(1)	250,000	3,397,500
HOTELS, RESTAURANTS AND LEISURE — 1.7%
Bally Technologies, Inc.(1)	135,000	7,015,950
Bob Evans Farms, Inc.	60,000	2,557,200
CEC Entertainment, Inc.	100,000	3,275,000
Life Time Fitness, Inc.(1)	135,000	5,775,300
Orient-Express Hotels Ltd. Class A(1)	585,000	5,768,100
Red Robin Gourmet Burgers, Inc.(1)	110,000	5,016,000
Vail Resorts, Inc.	80,000	4,985,600
		34,393,150
HOUSEHOLD DURABLES — 2.0%
Cavco Industries, Inc.(1)	212,377	10,102,774
CSS Industries, Inc.	270,000	7,011,900
Helen of Troy Ltd.(1)	100,000	3,836,000
M.D.C. Holdings, Inc.	135,000	4,947,750
Standard Pacific Corp.(1)	335,000	2,894,400
TRI Pointe Homes, Inc.(1)	325,000	6,548,750
Tupperware Brands Corp.	75,000	6,130,500
		41,472,074
HOUSEHOLD PRODUCTS — 0.2%
Central Garden and Pet Co.(1)	470,000	3,863,400
INSURANCE — 4.8%
Alterra Capital Holdings Ltd.	250,000	7,875,000
American Equity Investment Life Holding Co.	275,000	4,094,750
Aspen Insurance Holdings Ltd.	260,000	10,030,800
Baldwin & Lyons, Inc., Class B	310,000	7,374,900
Endurance Specialty Holdings Ltd.	38,995	1,864,351
Hanover Insurance Group, Inc. (The)	105,000	5,216,400
HCC Insurance Holdings, Inc.	435,000	18,283,050
Infinity Property & Casualty Corp.	210,000	11,802,000
National Financial Partners Corp.(1)	190,000	4,261,700
Platinum Underwriters Holdings Ltd.	125,000	6,976,250
Primerica, Inc.	90,000	2,950,200
ProAssurance Corp.	80,000	3,786,400
Symetra Financial Corp.	305,000	4,090,050
United Fire Group, Inc.	340,000	8,659,800
		97,265,651
INTERNET AND CATALOG RETAIL — 0.3%
Shutterfly, Inc.(1)	120,000	5,300,400
IT SERVICES — 2.3%
DST Systems, Inc.	255,000	18,173,850
Global Payments, Inc.	310,000	15,394,600
SYKES Enterprises, Inc.(1)	515,000	8,219,400
VeriFone Systems, Inc.(1)	240,000	4,963,200
		46,751,050
LEISURE EQUIPMENT AND PRODUCTS — 0.4%
Brunswick Corp.	240,000	8,212,800
MACHINERY — 3.7%
Altra Holdings, Inc.	475,000	12,929,500
Barnes Group, Inc.	195,031	5,642,247
Briggs & Stratton Corp.	320,000	7,936,000
Dynamic Materials Corp.	495,000	8,613,000
FreightCar America, Inc.	265,000	5,782,300
Gardner Denver, Inc.	40,000	3,004,400
IDEX Corp.	85,000	4,540,700
Kaydon Corp.	430,000	10,999,400
Kennametal, Inc.	325,000	12,688,000
Mueller Industries, Inc., Class A	65,000	3,463,850
		75,599,397
MEDIA — 2.6%
Belo Corp. Class A	690,000	6,782,700
E.W. Scripps Co. (The), Class A(1)	660,000	7,939,800
Entercom Communications Corp., Class A(1)	1,200,000	8,928,000
Entravision Communications Corp., Class A(2)	4,300,000	13,717,000
LIN TV Corp., Class A(1)	825,000	9,066,750
Nexstar Broadcasting Group, Inc. Class A	335,000	6,030,000
		52,464,250
METALS AND MINING — 2.1%
Carpenter Technology Corp.	60,000	2,957,400
Century Aluminum Co.(1)	555,000	4,295,700
Coeur d’Alene Mines Corp.(1)	310,000	5,846,600

14

Shares	Value
Compass Minerals International, Inc.	155,000	$12,229,500
Haynes International, Inc.	135,000	7,465,500
Kaiser Aluminum Corp.	25,000	1,616,250
Schnitzer Steel Industries, Inc. Class A	325,000	8,664,500
		43,075,450
MULTI-UTILITIES — 0.5%
Avista Corp.	335,000	9,179,000
MULTILINE RETAIL — 0.2%
Saks, Inc.(1)	335,000	3,842,450
OIL, GAS AND CONSUMABLE FUELS — 5.8%
Alliance Resource Partners LP	150,000	9,555,000
Alon USA Partners LP(1)	430,000	11,446,600
Berry Petroleum Co., Class A	50,000	2,314,500
Bill Barrett Corp.(1)	140,000	2,837,800
Bonanza Creek Energy, Inc.(1)	135,000	5,220,450
Delek US Holdings, Inc.	460,000	18,151,600
Energy XXI Bermuda Ltd.	130,000	3,538,600
EQT Midstream Partners LP	180,000	6,984,000
Gulfport Energy Corp.(1)	90,000	4,124,700
Hugoton Royalty Trust	635,000	5,924,550
Pacific Coast Oil Trust	570,000	10,676,100
PBF Energy, Inc.	400,000	14,868,000
Vaalco Energy, Inc.(1)	415,000	3,149,850
W&T Offshore, Inc.	215,000	3,053,000
Western Refining, Inc.	425,000	15,049,250
		116,894,000
PAPER AND FOREST PRODUCTS — 1.6%
Boise Cascade Co.(1)	210,000	7,127,400
Buckeye Technologies, Inc.	95,000	2,845,250
Clearwater Paper Corp.(1)	205,000	10,801,450
KapStone Paper and Packaging Corp.	270,000	7,506,000
P.H. Glatfelter Co.	145,000	3,390,100
		31,670,200
PERSONAL PRODUCTS — 0.3%
Nu Skin Enterprises, Inc., Class A	140,000	6,188,000
PHARMACEUTICALS — 0.2%
Impax Laboratories, Inc.(1)	205,000	3,165,200
PROFESSIONAL SERVICES — 1.0%
CDI Corp.	610,000	10,492,000
Kforce, Inc.	535,000	8,757,950
		19,249,950
REAL ESTATE INVESTMENT TRUSTS (REITs) — 9.8%
American Campus Communities, Inc.	64,998	2,947,009
Apollo Commercial Real Estate Finance, Inc.	285,000	5,013,150
Associated Estates Realty Corp.	270,000	5,032,800
Aviv REIT, Inc.(1)	120,000	2,887,200
BioMed Realty Trust, Inc.	375,000	8,100,000
Campus Crest Communities, Inc.	735,000	10,216,500
Capstead Mortgage Corp.	290,000	3,717,800
Chimera Investment Corp.	1,400,000	4,466,000
Colony Financial, Inc.	235,000	5,217,000
Corrections Corp. of America	300,026	11,722,016
CreXus Investment Corp.	280,000	3,645,600
DiamondRock Hospitality Co.	1,200,000	11,172,000
Equity Lifestyle Properties, Inc.	65,000	4,992,000
First Industrial Realty Trust, Inc.	245,000	4,196,850
Government Properties Income Trust	115,000	2,958,950
Hatteras Financial Corp.	130,000	3,565,900
Healthcare Realty Trust, Inc.	140,000	3,974,600
Hersha Hospitality Trust	1,525,000	8,906,000
Highwoods Properties, Inc.	135,000	5,341,950
LaSalle Hotel Properties	450,000	11,421,000
Lexington Realty Trust	585,000	6,903,000
Mack-Cali Realty Corp.	325,000	9,298,250
Medical Properties Trust, Inc.	190,000	3,047,600
MFA Financial, Inc.	425,000	3,961,000
National Retail Properties, Inc.	85,000	3,074,450
Newcastle Investment Corp.	305,000	3,406,850
PS Business Parks, Inc.	90,000	7,102,800
RLJ Lodging Trust	355,000	8,079,800
Sabra Health Care REIT, Inc.	240,000	6,962,400
Summit Hotel Properties, Inc.	384,932	4,030,238
Sun Communities, Inc.	90,000	4,439,700
Sunstone Hotel Investors, Inc.(1)	525,000	6,462,750
Urstadt Biddle Properties, Inc., Class A	350,000	7,616,000
Washington Real Estate Investment Trust	140,000	3,897,600
		197,776,763

15

Shares	Value
ROAD AND RAIL — 1.4%
Celadon Group, Inc.	375,000	$7,822,500
Heartland Express, Inc.	525,000	7,003,500
Marten Transport Ltd.	520,000	10,467,600
Werner Enterprises, Inc.	165,000	3,983,100
		29,276,700
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.1%
Cypress Semiconductor Corp.	1,085,000	11,967,550
Diodes, Inc.(1)	505,000	10,594,900
Intersil Corp., Class A	975,000	8,492,250
M/A-COM Technology Solutions Holdings, Inc.(1)	310,000	4,981,700
MKS Instruments, Inc.	395,000	10,744,000
Nanometrics, Inc.(1)	930,000	13,419,900
ON Semiconductor Corp.(1)	1,170,000	9,687,600
Spansion, Inc., Class A(1)	975,000	12,548,250
		82,436,150
SOFTWARE — 2.1%
Compuware Corp.(1)	565,000	7,062,500
Mentor Graphics Corp.	285,000	5,144,250
PTC, Inc.(1)	265,000	6,754,850
Silver Spring Networks, Inc.(1)	36,151	626,497
Websense, Inc.(1)	1,550,000	23,250,000
		42,838,097
SPECIALTY RETAIL — 3.0%
Aeropostale, Inc.(1)	355,000	4,828,000
ANN, Inc.(1)	200,000	5,804,000
Asbury Automotive Group, Inc.(1)	325,000	11,924,250
Chico’s FAS, Inc.	225,000	3,780,000
Destination Maternity Corp.	280,000	6,552,000
Genesco, Inc.(1)	175,000	10,515,750
Lithia Motors, Inc., Class A	40,000	1,899,200
Office Depot, Inc.(1)	945,000	3,713,850
OfficeMax, Inc.	230,000	2,670,300
Rue21, Inc.(1)	295,000	8,670,050
		60,357,400
TEXTILES, APPAREL AND LUXURY GOODS — 2.0%
Crocs, Inc.(1)	625,000	9,262,500
Culp, Inc.	440,000	7,000,400
Movado Group, Inc.	174,952	5,864,391
True Religion Apparel, Inc.	170,000	4,438,700
Vera Bradley, Inc.(1)	550,000	12,996,500
		39,562,491
THRIFTS AND MORTGAGE FINANCE — 2.7%
Brookline Bancorp., Inc.	405,000	3,701,700
Capitol Federal Financial, Inc.	490,000	5,914,300
Flushing Financial Corp.	260,000	4,404,400
MGIC Investment Corp.(1)	1,475,000	7,301,250
Oritani Financial Corp.	425,000	6,583,250
Provident Financial Services, Inc.	255,000	3,893,850
Radian Group, Inc.	575,000	6,158,250
Simplicity Bancorp, Inc.	210,000	3,156,300
ViewPoint Financial Group, Inc.	490,000	9,853,900
Washington Federal, Inc.	210,000	3,675,000
		54,642,200
TRADING COMPANIES AND DISTRIBUTORS — 0.6%
Applied Industrial Technologies, Inc.	85,000	3,825,000
Edgen Group, Inc.(1)	395,000	2,855,850
Kaman Corp.	180,000	6,384,600
		13,065,450
WATER UTILITIES — 0.2%
Artesian Resources Corp., Class A	220,000	4,943,400
TOTAL COMMON STOCKS (Cost $1,588,815,514)		1,901,104,269
Convertible Preferred Stocks — 2.0%
HOUSEHOLD DURABLES — 0.4%
Beazer Homes USA, Inc., 7.50%, 7/15/15	265,000	7,168,250
INSURANCE — 1.2%
Aspen Insurance Holdings Ltd., Series AHL, 5.625%	365,000	24,155,700
LEISURE EQUIPMENT AND PRODUCTS — 0.2%
Callaway Golf Co., Series B, 7.50%	43,733	4,362,367
TOBACCO — 0.2%
Universal Corp., 6.75%	4,058	5,083,659
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $31,952,272)		40,769,976
Exchange-Traded Funds — 1.8%
iShares Russell 2000 Value Index Fund	385,000	32,266,850
iShares S&P SmallCap 600 Index Fund	45,000	3,923,100
TOTAL EXCHANGE-TRADED FUNDS (Cost $34,823,628)		36,189,950

16

Shares	Value
Preferred Stocks — 0.4%
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.4%
DuPont Fabros Technology, Inc., Series A, 7.875%	125,000	$3,366,250
Inland Real Estate Corp., Series A, 8.125%	85,000	2,279,700
PS Business Parks, Inc., 6.45%	80,000	2,112,000
TOTAL PREFERRED STOCKS (Cost $7,344,541)		7,757,950
Temporary Cash Investments — 2.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $4,351,591), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery value $4,265,462)		4,265,410
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $13,061,835), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $12,796,413)		12,796,228
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $4,352,343), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $4,265,456)		$4,265,409
SSgA U.S. Government Money Market Fund	27,520,626	27,520,626
TOTAL TEMPORARY CASH INVESTMENTS (Cost $48,847,673)		48,847,673
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $1,711,783,628)		2,034,669,818
OTHER ASSETS AND LIABILITIES — (0.7)%		(13,798,500)
TOTAL NET ASSETS — 100.0%		$2,020,871,318

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.
(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities - unaffiliated, at value (cost of $1,706,273,244)	$2,020,952,818
Investment securities - affiliated, at value (cost of $5,510,384)	13,717,000
Total investment securities, at value (cost of $1,711,783,628)	2,034,669,818
Cash	489,097
Receivable for investments sold	18,631,288
Receivable for capital shares sold	1,179,505
Dividends and interest receivable	3,788,324
2,058,758,032

Liabilities
Payable for investments purchased	34,429,466
Payable for capital shares redeemed	1,421,240
Accrued management fees	1,950,022
Distribution and service fees payable	85,986
37,886,714

Net Assets	$2,020,871,318

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,628,837,553
Undistributed net investment income	3,253,876
Undistributed net realized gain	65,893,699
Net unrealized appreciation	322,886,190
$2,020,871,318

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$894,193,998	94,623,370	$9.45
Institutional Class, $0.01 Par Value	$721,571,982	75,993,002	$9.50
A Class, $0.01 Par Value	$401,509,746	42,698,964	$9.40*
C Class, $0.01 Par Value	$79,918	8,549	$9.35
R Class, $0.01 Par Value	$3,515,674	373,327	$9.42
*Maximum offering price $9.97 (net asset value divided by 0.9425).

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Dividends (including $846,300 from affiliates)	$44,690,791
Interest	38,382
44,729,173

Expenses:
Management fees	21,749,188
Distribution and service fees:
A Class	989,760
C Class	808
R Class	16,147
Directors’ fees and expenses	76,135
22,832,038

Net investment income (loss)	21,897,135

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (including $8,843,644 from affiliates)	203,981,507
Change in net unrealized appreciation (depreciation) on investments	48,797,395

Net realized and unrealized gain (loss)	252,778,902

Net Increase (Decrease) in Net Assets Resulting from Operations	$274,676,037

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$21,897,135	$24,069,479
Net realized gain (loss)	203,981,507	51,466,803
Change in net unrealized appreciation (depreciation)	48,797,395	(149,779,985)
Net increase (decrease) in net assets resulting from operations	274,676,037	(74,243,703)

Distributions to Shareholders
From net investment income:
Investor Class	(12,033,310)	(7,140,243)
Institutional Class	(9,921,426)	(6,493,376)
A Class	(4,516,484)	(2,675,508)
C Class	(326)	(170)
R Class	(28,561)	(15,558)
From net realized gains:
Investor Class	(35,804,910)	(61,738,483)
Institutional Class	(26,044,402)	(46,265,286)
A Class	(17,595,422)	(29,223,314)
C Class	(2,775)	(4,992)
R Class	(144,686)	(215,299)
Decrease in net assets from distributions	(106,092,302)	(153,772,229)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(206,806,719)	(193,359,264)

Net increase (decrease) in net assets	(38,222,984)	(421,375,196)

Net Assets
Beginning of period	2,059,094,302	2,480,469,498
End of period	$2,020,871,318	$2,059,094,302

Undistributed net investment income	$3,253,876	$6,845,576

See Notes to Financial Statements.

20

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during

21

the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

22

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.25% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended March 31, 2013 was 1.25% for the Investor Class, A Class, C Class, and R Class and 1.05% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2013 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 were $2,311,476,103 and $2,578,386,061, respectively.

For the year ended March 31, 2013, the fund incurred net realized gains of $3,625,618 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2013		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	12,936,505	$113,660,206	16,151,704	$136,283,125
Issued in reinvestment of distributions	5,577,883	46,236,783	8,341,097	64,839,925
Redeemed	(26,103,130)	(225,019,354)	(37,992,301)	(314,448,272)
	(7,588,742)	(65,122,365)	(13,499,500)	(113,325,222)
Institutional Class/Shares Authorized	300,000,000		300,000,000
Sold	26,620,339	232,076,201	32,654,579	270,354,770
Issued in reinvestment of distributions	3,935,752	32,840,785	6,140,554	48,062,845
Redeemed	(40,420,554)	(340,602,277)	(43,486,648)	(358,948,533)
	(9,864,463)	(75,685,291)	(4,691,515)	(40,530,918)
A Class/Shares Authorized	200,000,000		200,000,000
Sold	4,704,292	39,938,635	7,394,433	62,030,098
Issued in reinvestment of distributions	2,674,469	22,034,798	4,089,636	31,614,716
Redeemed	(15,186,260)	(127,909,830)	(15,737,514)	(131,775,673)
	(7,807,499)	(65,936,397)	(4,253,445)	(38,130,859)
C Class/Shares Authorized	5,000,000		5,000,000
Sold	4,892	41,483	3,478	29,223
Issued in reinvestment of distributions	379	3,101	670	5,162
Redeemed	(5,762)	(48,469)	(1,330)	(10,688)
	(491)	(3,885)	2,818	23,697
R Class/Shares Authorized	5,000,000		5,000,000
Sold	42,059	358,998	119,636	993,995
Issued in reinvestment of distributions	21,005	173,247	29,823	230,857
Redeemed	(68,019)	(591,026)	(293,206)	(2,620,814)
	(4,955)	(58,781)	(143,747)	(1,395,962)
Net increase (decrease)	(25,266,150)	$(206,806,719)	(22,585,389)	$(193,359,264)

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6. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2013 follows:

	March 31, 2012					March 31, 2013
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
Culp, Inc.(2)	480,000	$1,836,381	$2,409,965	$559,572	$312,500	440,000	(2)
Entravision Communications Corp.	2,815,000	2,345,415	151,160	(5,840)	459,000	4,300,000	$13,717,000
Erickson Air-Crane, Inc.(1)(2)	—	4,322,120	1,185,782	649,399	—	415,000	(2)
Primo Water Corp.(1)(2)	1,200,000	—	5,259,662	(3,639,126)	—	—	—
Young Innovations, Inc.(2)	655,000	1,943,162	16,484,199	11,279,639	74,800	—	—
		$10,447,078	$25,490,768	$8,843,644	$846,300		$13,717,000

(1)	Non-income producing.
(2)	Company was not an affiliate at March 31, 2013.

7. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$1,901,104,269	—	—
Convertible Preferred Stocks	—	$40,769,976	—
Exchange-Traded Funds	36,189,950	—	—
Preferred Stocks	—	7,757,950	—
Temporary Cash Investments	27,520,626	21,327,047	—
Total Value of Investment Securities	$1,964,814,845	$69,854,973	—

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8. Risk Factors

The fund concentrates its investments in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$66,832,040	$16,324,855
Long-term capital gains	$39,260,262	$137,447,374

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,751,226,382
Gross tax appreciation of investments	$311,265,920
Gross tax depreciation of investments	(27,822,484)
Net tax appreciation (depreciation) of investments	$283,443,436
Undistributed ordinary income	$48,952,061
Accumulated long-term gains	$59,638,268

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

26

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$8.61	0.10	1.25	1.35	(0.12)	(0.39)	(0.51)	$9.45	16.58%	1.25%	1.17%	126%	$894,194
2012	$9.48	0.10	(0.30)	(0.20)	(0.07)	(0.60)	(0.67)	$8.61	(1.39)%	1.24%	1.14%	120%	$880,194
2011	$8.02	0.09	1.43	1.52	(0.06)	—	(0.06)	$9.48	19.06%	1.24%	1.03%	99%	$1,096,617
2010	$4.70	0.11	3.33	3.44	(0.12)	—	(0.12)	$8.02	73.93%	1.25%	1.60%	104%	$885,942
2009	$7.02	0.12	(2.31)	(2.19)	(0.11)	(0.02)	(0.13)	$4.70	(31.69)%	1.25%	1.93%	192%	$419,206
Institutional Class
2013	$8.65	0.12	1.26	1.38	(0.14)	(0.39)	(0.53)	$9.50	16.89%	1.05%	1.37%	126%	$721,572
2012	$9.52	0.11	(0.30)	(0.19)	(0.08)	(0.60)	(0.68)	$8.65	(1.20)%	1.04%	1.34%	120%	$742,867
2011	$8.05	0.10	1.44	1.54	(0.07)	—	(0.07)	$9.52	19.30%	1.04%	1.23%	99%	$861,881
2010	$4.71	0.12	3.35	3.47	(0.13)	—	(0.13)	$8.05	74.47%	1.05%	1.80%	104%	$654,738
2009	$7.04	0.13	(2.32)	(2.19)	(0.12)	(0.02)	(0.14)	$4.71	(31.61)%	1.05%	2.13%	192%	$258,902
A Class(4)
2013	$8.57	0.08	1.24	1.32	(0.10)	(0.39)	(0.49)	$9.40	16.19%	1.50%	0.92%	126%	$401,510
2012	$9.44	0.08	(0.30)	(0.22)	(0.05)	(0.60)	(0.65)	$8.57	(1.56)%	1.49%	0.89%	120%	$432,711
2011	$8.00	0.06	1.43	1.49	(0.05)	—	(0.05)	$9.44	18.63%	1.49%	0.78%	99%	$516,974
2010	$4.69	0.09	3.32	3.41	(0.10)	—	(0.10)	$8.00	73.53%	1.50%	1.35%	104%	$434,413
2009	$7.00	0.10	(2.30)	(2.20)	(0.09)	(0.02)	(0.11)	$4.69	(31.82)%	1.50%	1.68%	192%	$215,068

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Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$8.53	0.01	1.24	1.25	(0.04)	(0.39)	(0.43)	$9.35	15.35%	2.25%	0.17%	126%	$80
2012	$9.43	0.02	(0.30)	(0.28)	(0.02)	(0.60)	(0.62)	$8.53	(2.30)%	2.24%	0.14%	120%	$77
2011	$8.01	0.01	1.42	1.43	(0.01)	—	(0.01)	$9.43	17.85%	2.24%	0.03%	99%	$59
2010(5)	$7.60	—(6)	0.41	0.41	—	—	—	$8.01	5.39%	2.25%(7)	0.72%(7)	104%(8)	$26
R Class
2013	$8.58	0.06	1.25	1.31	(0.08)	(0.39)	(0.47)	$9.42	15.98%	1.75%	0.67%	126%	$3,516
2012	$9.46	0.05	(0.29)	(0.24)	(0.04)	(0.60)	(0.64)	$8.58	(1.80)%	1.74%	0.64%	120%	$3,245
2011	$8.02	0.06	1.41	1.47	(0.03)	—	(0.03)	$9.46	18.36%	1.73%	0.54%	99%	$4,939
2010(5)	$7.60	0.01	0.41	0.42	—	—	—	$8.02	5.53%	1.75%(7)	1.22%(7)	104%(8)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(4)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(5)	March 1, 2010 (commencement of sale) through March 31, 2010.
(6)	Per-share amount was less than $0.005.
(7)	Annualized.
(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

28

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Value Fund of American Century Capital Portfolios, Inc., as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2013

29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because of his employment with American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012).	65	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

33

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2013.

For corporate taxpayers, the fund hereby designates $42,861,951, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $39,260,262, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2013.

The fund hereby designates $40,331,933 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
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Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78336   1305

ANNUAL REPORT   MARCH 31, 2013

Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	28
Management	29
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

In 2012, identity theft impacted 12.6 million Americans and roughly 16.5% or 2.1 million of those attacks took place in retirement or investment accounts. At a recent meeting, the board discussed the programs in place at American Century Investments to help protect shareholder accounts from identity theft and similar threats. As a part of that effort, American Century Investments’ personnel investigate possible identity theft events on an almost daily basis. In order to protect financial accounts from theft, there are several steps that every investor should take.

If you travel, take steps to ensure your mail is secure. Request a vacation hold or ask a trusted relative or friend to collect mail for you. If you are expecting financial paperwork, be mindful of when it is to arrive or have it delivered to a place other than your home. Consider using a post office box as a secure alternative.

When discarding documents, be sure to shred or otherwise destroy any receipts, credit offers, bank statements, insurance forms, or similar documents containing personal or financial information.

Be creative with electronic passwords and keep them private. For example, think of a phrase and use the first letter of each word as your password or substitute numbers for similarly appearing letters (4 for A, 8 for G, etc.).

Finally, be alert to impersonators. Do not give personal information over the phone unless you initiated the contact. If you receive an email asking you for information regarding an account, do not respond to the email or click any links. Rather, contact the company through their official website or call the customer service number listed on your account statement.

These few precautions could prevent a major identity theft problem. If you would like to know more about protecting your American Century Investments accounts, please visit our website at www.americancentury.com/security/protect_yourself_online.jsp.

If you have any thoughts you would like to share with the board, send them to dhpratt@fundboardchair.com. Thank you for your loyalty as an American Century Investments shareholder.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Central Bank Actions, Relative U.S. Economic Gains Drove

Stocks Higher

Stock market performance remained robust during the 12-month period ended March 31, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, a series of disappointing U.S. economic data, combined with ongoing problems in Europe, triggered recession fears and a short-term market selloff. In this environment, investors presumed the European Central Bank and the U.S. Federal Reserve would step in with additional stimulus measures. These presumptions were correct, and a series of central bank programs helped keep stocks and other riskier assets in favor.

Stock market sentiment shifted in late-2012, as market anxiety surrounding November’s presidential election quickly turned to worries about the year-end “fiscal cliff” of federal tax hikes and spending cuts. When the dust settled in early 2013, investors refocused on the nation’s economic and corporate data. Improving housing data, modest job growth, and generally favorable corporate earnings fueled a strong rally that ended the 12-month period on an upbeat note.

Value stocks sharply outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong one-year returns from the health care, telecommunication services, and consumer staples sectors, where many value-oriented stocks reside.

Stock Selection Remains Key

Looking ahead, economic growth should remain muted and stock valuations should be marginally attractive relative to historical averages, as corporate profit margins have started to decline from record highs.

Our decades of value investing have demonstrated that companies themselves have had a greater long-term influence on their relative success than broader macroeconomic trends. As such, we believe it’s much more beneficial to focus on the merits of individual companies than economic ebbs and flows. Our disciplined, bottom-up approach to stock selection is designed to help us uncover undervalued companies expected to benefit from fundamental business trends, a new product launch, market share gains, secular change, or beneficial acquisition, regardless of broader macroeconomic shifts.

U.S. Stock Index Returns
For the 12 months ended March 31, 2013
Russell 1000 Index (Large-Cap)	14.43%	Russell 2000 Index (Small-Cap)	16.30%
Russell 1000 Growth Index	10.09%	Russell 2000 Growth Index	14.52%
Russell 1000 Value Index	18.76%	Russell 2000 Value Index	18.09%
Russell Midcap Index	17.30%
Russell Midcap Growth Index	12.76%
Russell Midcap Value Index	21.49%

4

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	16.08%	6.39%	8.94%	9.60%	9/1/93
Russell 3000 Value Index	—	18.71%	5.04%	9.32%	9.04%(1)	—
S&P 500 Index	—	13.96%	5.81%	8.53%	8.50%(1)	—
Institutional Class	AVLIX	16.29%	6.60%	9.16%	7.10%	7/31/97
A Class(2) No sales charge* With sales charge*	TWADX	15.64% 8.99%	6.10% 4.86%	8.67% 8.03%	7.93% 7.54%	10/2/96
B Class No sales charge* With sales charge*	ACBVX	14.86% 10.86%	5.32% 5.16%	7.88% 7.88%	7.47% 7.47%	1/31/03
C Class	ACLCX	14.98%	5.33%	7.89%	5.09%	6/4/01
R Class	AVURX	15.35%	5.84%	—	4.52%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 8/31/93, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson, and Chad Baumler

Chad Baumler became co-portfolio manager of Value in February 2013. Previously, Mr. Baumler had been a senior investment analyst for the portfolio and has been a member of the Value team since 2007.

Performance Summary

Value returned 16.08%* for the 12 months ended March 31, 2013. By comparison, its benchmark, the Russell 3000 Value Index, returned 18.71%. The broader market, as measured by the S&P 500 Index, returned 13.96%. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

U.S. equities recorded robust gains during the one-year reporting period (as described in the Market Perspective on page 4), with the S&P 500 Index reaching a record closing high on the final trading day. Value stocks, which do not generally lead broad market rallies, outperformed growth stocks across the capitalization spectrum. Large-cap and small-cap value stocks generated strong returns during the reporting period but lagged mid-cap value stocks. In this environment, Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in all ten of the sectors in which it was invested. On a relative basis, it underperformed its benchmark index as investors gravitated to lower-quality, riskier securities during the reporting period overall. The portfolio’s stance in the consumer discretionary, energy, and information technology sectors detracted from relative results. Investments in the health care, industrials, and consumer staples sectors contributed positively.

We carefully manage this portfolio for long-term results. Since Value’s inception on September 1, 1993, the portfolio has produced an average annual return of 9.60%, topping the returns for that period of the Russell 3000 Value Index and the S&P 500 Index (see the performance information on pages 5 and 6).

Consumer Discretionary Detracted

In consumer discretionary, the best-performing sector in the Russell 3000 Value Index, an underweight position and security selection dampened relative results. Value had no exposure to media stocks, many of which appreciated in the benchmark. Many of these names have benefited from strong advertising sales, driven by the November elections and the automobile industry. Among specialty retailers, the portfolio was overweight Staples. The office supply retailer announced a sharp drop in second-quarter earnings and lowered its full-year outlook, as online competition continued to increase. Its shares declined further on news of a restructuring plan, including a reduction in its North American retail footprint.

Energy Slowed Performance

The portfolio was hampered by its overweight in energy, which was the benchmark’s second-weakest sector. Security selection among large, integrated oil companies also detracted from relative performance. Notable detractors were Imperial Oil and Total. The weak performance of the French stock market weighed on Total’s share price during the reporting period. Imperial Oil

*All fund returns referenced in this commentary are for Investor Class shares.

7

underperformed the U.S. equity market, primarily as a result of the weak performance of the Canadian stock market and weak Canadian crude oil realizations. An overweight in Ultra Petroleum, a natural gas exploration and production company, slowed results. Its shares declined, driven largely by supply and demand imbalances resulting from abnormal weather patterns and also by downward pressure on the natural gas cost curve.

Information Technology Provided Key Detractor

Within computers and peripherals, an overweight in Hewlett-Packard (HP) detracted. HP has experienced a steady drop in revenues as it faces competitive challenges in several of its divisions. It also took a significant asset-impairment charge related to its acquisition of software firm, Autonomy Corp.

Health Care and Industrials Contributed

The health care sector was a source of strength. Value was overweight health care stocks — more specifically, health care equipment companies — because we expect utilization rates to increase as the U.S. economy improves and the Affordable Care Act is fully implemented. In anticipation of increased utilization rates, many health care equipment names performed well. A notable contributor was CareFusion, which appreciated on news of a 14% increase in its fiscal second-quarter earnings after a 20% profit gain in its fiscal first quarter.

Effective security selection in the industrials sector enhanced relative performance. A top contributor was Koninklijke Philips Electronics. The electronics manufacturer reported higher earnings and improving profit margins, particularly in its lighting division, and less-than-expected weakness in its European end markets. Value also benefited from an overweight in Southwest Airlines. The airline has performed well amid industry consolidation.

Consumer Staples Added

The portfolio’s overweight in consumer staples, the second-strongest sector in the benchmark, contributed positively. A notable contributor was food products company Ralcorp Holdings, which appreciated on news that ConAgra Foods had agreed to buy it. The deal, valued at $6.8 billion, was completed in January 2013. In household durables, the portfolio was overweight Kimberly-Clark Corp. The company announced increased earnings, boosted by cost-cutting efforts and stronger-than-expected sales growth. Kimberly-Clark has executed well despite weak demand in developed markets where slow economic growth has dampened consumer spending and has experienced strong growth in the emerging markets. It also unveiled a restructuring plan for its European operations.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of March 31, 2013, we see opportunities in health care, industrials, and energy, reflected by the portfolio’s overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work is also directing us toward smaller weightings in financials, consumer discretionary, materials, and utilities stocks.

8

Fund Characteristics

MARCH 31, 2013
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	4.4%
General Electric Co.	2.9%
Chevron Corp.	2.9%
Pfizer, Inc.	2.9%
Republic Services, Inc.	2.6%
Johnson & Johnson	2.6%
Procter & Gamble Co. (The)	2.5%
Wells Fargo & Co.	2.3%
AT&T, Inc.	2.2%
Northern Trust Corp.	2.2%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	16.4%
Pharmaceuticals	8.4%
Commercial Banks	7.1%
Insurance	6.3%
Health Care Equipment and Supplies	6.3%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	91.1%
Foreign Common Stocks*	6.3%
Total Common Stocks	97.4%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	—**

*	Includes depositary shares, dual listed securities and foreign ordinary shares.
**	Category is less than 0.05% of total net assets.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 – 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,129.60	$5.26	0.99%
Institutional Class	$1,000	$1,130.40	$4.20	0.79%
A Class	$1,000	$1,126.70	$6.57	1.24%
B Class	$1,000	$1,123.30	$10.53	1.99%
C Class	$1,000	$1,124.30	$10.54	1.99%
R Class	$1,000	$1,125.40	$7.90	1.49%
Hypothetical
Investor Class	$1,000	$1,020.00	$4.99	0.99%
Institutional Class	$1,000	$1,020.99	$3.98	0.79%
A Class	$1,000	$1,018.75	$6.24	1.24%
B Class	$1,000	$1,015.01	$10.00	1.99%
C Class	$1,000	$1,015.01	$10.00	1.99%
R Class	$1,000	$1,017.50	$7.49	1.49%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

MARCH 31, 2013

	Shares	Value
Common Stocks — 97.4%
AEROSPACE AND DEFENSE — 2.3%
Boeing Co. (The)	105,636	$9,068,851
General Dynamics Corp.	227,341	16,029,814
Northrop Grumman Corp.	278,708	19,551,366
Raytheon Co.	220,056	12,937,092
		57,587,123
AIR FREIGHT AND LOGISTICS — 0.2%
United Parcel Service, Inc., Class B	43,494	3,736,135
AIRLINES — 1.0%
Japan Airlines Co. Ltd.	173,906	8,100,896
Southwest Airlines Co.	1,294,998	17,456,573
		25,557,469
AUTOMOBILES — 1.4%
General Motors Co.(1)	342,986	9,541,870
Honda Motor Co., Ltd.	167,500	6,405,694
Toyota Motor Corp.	344,900	17,678,255
		33,625,819
BEVERAGES — 1.0%
Dr Pepper Snapple Group, Inc.	412,497	19,366,734
PepsiCo, Inc.	78,950	6,245,735
		25,612,469
CAPITAL MARKETS — 4.8%
Charles Schwab Corp. (The)	1,085,385	19,200,461
Franklin Resources, Inc.	19,843	2,992,523
Goldman Sachs Group, Inc. (The)	175,724	25,857,786
Northern Trust Corp.	988,454	53,930,050
State Street Corp.	267,140	15,785,303
		117,766,123
COMMERCIAL BANKS — 7.1%
Comerica, Inc.	575,337	20,683,365
Commerce Bancshares, Inc.	345,259	14,096,925
Cullen/Frost Bankers, Inc.	99,576	6,226,487
KeyCorp	725,126	7,222,255
PNC Financial Services Group, Inc.	646,553	42,995,775
U.S. Bancorp	813,442	27,600,087
Wells Fargo & Co.	1,534,828	56,773,288
		175,598,182
COMMERCIAL SERVICES AND SUPPLIES — 4.9%
ADT Corp. (The)	154,672	7,569,648
Republic Services, Inc.	1,959,503	64,663,599
Tyco International Ltd.	798,432	25,549,824
Waste Management, Inc.	593,871	23,285,682
		121,068,753
COMMUNICATIONS EQUIPMENT — 1.6%
Cisco Systems, Inc.	1,874,904	39,204,243
COMPUTERS AND PERIPHERALS — 2.0%
Apple, Inc.	17,137	7,585,350
Diebold, Inc.	301,915	9,154,063
EMC Corp.(1)	305,360	7,295,051
Hewlett-Packard Co.	533,225	12,712,084
QLogic Corp.(1)	381,457	4,424,901
SanDisk Corp.(1)	35,741	1,965,755
Western Digital Corp.	102,704	5,163,957
		48,301,161
CONTAINERS AND PACKAGING — 0.9%
Bemis Co., Inc.	340,273	13,733,418
Sonoco Products Co.	271,150	9,487,539
		23,220,957
DIVERSIFIED FINANCIAL SERVICES — 2.2%
JPMorgan Chase & Co.	1,132,251	53,736,632
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.6%
AT&T, Inc.	1,486,632	54,544,528
CenturyLink, Inc.	272,019	9,556,027
		64,100,555
ELECTRIC UTILITIES — 3.4%
Great Plains Energy, Inc.	440,718	10,220,250
NV Energy, Inc.	550,727	11,031,062
Westar Energy, Inc.	1,154,339	38,300,968
Xcel Energy, Inc.	865,485	25,704,905
		85,257,185
ELECTRICAL EQUIPMENT — 0.2%
Emerson Electric Co.	100,944	5,639,741
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.7%
Molex, Inc.	280,808	8,222,058
TE Connectivity Ltd.	201,365	8,443,235
		16,665,293
ENERGY EQUIPMENT AND SERVICES — 0.4%
Halliburton Co.	250,880	10,138,061
FOOD AND STAPLES RETAILING — 1.3%
CVS Caremark Corp.	149,019	8,194,555
Sysco Corp.	403,883	14,204,565
Wal-Mart Stores, Inc.	131,361	9,829,743
		32,228,863
FOOD PRODUCTS — 1.9%
ConAgra Foods, Inc.	153,571	5,499,377
General Mills, Inc.	157,266	7,754,786
Kellogg Co.	84,618	5,451,938

12

Shares	Value
Kraft Foods Group, Inc.	258,209	$13,305,510
Mondelez International, Inc. Class A	498,226	15,250,698
		47,262,309
HEALTH CARE EQUIPMENT AND SUPPLIES — 6.3%
Becton Dickinson and Co.	215,818	20,634,359
Boston Scientific Corp.(1)	2,752,356	21,495,900
CareFusion Corp.(1)	1,315,114	46,015,839
Medtronic, Inc.	683,195	32,082,837
Stryker Corp.	293,000	19,115,320
Zimmer Holdings, Inc.	222,193	16,713,358
		156,057,613
HEALTH CARE PROVIDERS AND SERVICES — 2.1%
Aetna, Inc.	164,941	8,431,784
Humana, Inc.	91,973	6,356,254
LifePoint Hospitals, Inc.(1)	264,320	12,808,947
UnitedHealth Group, Inc.	403,583	23,088,983
		50,685,968
HOTELS, RESTAURANTS AND LEISURE — 1.8%
Carnival Corp.	291,596	10,001,743
International Game Technology	583,760	9,632,040
International Speedway Corp., Class A	482,143	15,756,433
Speedway Motorsports, Inc.	440,753	7,929,146
		43,319,362
HOUSEHOLD PRODUCTS — 2.9%
Clorox Co.	53,895	4,771,325
Energizer Holdings, Inc.	7,433	741,293
Kimberly-Clark Corp.	38,399	3,762,334
Procter & Gamble Co. (The)	813,269	62,670,509
		71,945,461
INDUSTRIAL CONGLOMERATES — 3.6%
General Electric Co.	3,116,717	72,058,497
Koninklijke Philips Electronics NV	578,702	17,124,675
		89,183,172
INSURANCE — 6.3%
ACE Ltd.	98,391	8,753,847
Allstate Corp. (The)	244,920	12,018,224
Berkshire Hathaway, Inc., Class A(1)	189	29,536,920
Chubb Corp. (The)	160,974	14,090,054
HCC Insurance Holdings, Inc.	253,689	10,662,549
Marsh & McLennan Cos., Inc.	571,675	21,706,500
MetLife, Inc.	560,485	21,309,640
Prudential Financial, Inc.	224,790	13,260,362
Reinsurance Group of America, Inc.	166,055	9,908,502
Travelers Cos., Inc. (The)	74,607	6,281,163
Unum Group	307,804	8,695,463
		156,223,224
INTERNET SOFTWARE AND SERVICES — 0.1%
Google, Inc., Class A(1)	4,399	3,492,938
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Agilent Technologies, Inc.	132,147	5,546,210
METALS AND MINING — 0.7%
Barrick Gold Corp.	266,850	7,845,390
Freeport-McMoRan Copper & Gold, Inc.	185,679	6,145,975
Newmont Mining Corp.	100,435	4,207,222
		18,198,587
MULTI-UTILITIES — 1.2%
PG&E Corp.	683,300	30,427,349
MULTILINE RETAIL — 0.8%
Target Corp.	277,763	19,012,877
OIL, GAS AND CONSUMABLE FUELS — 16.4%
Apache Corp.	398,621	30,757,596
Chevron Corp.	604,677	71,847,721
Devon Energy Corp.	355,675	20,067,183
Exxon Mobil Corp.	1,193,597	107,555,026
Imperial Oil Ltd.	1,082,613	44,248,749
Occidental Petroleum Corp.	473,741	37,127,082
Peabody Energy Corp.	363,186	7,681,384
Southwestern Energy Co.(1)	336,555	12,540,039
Total SA	1,012,370	48,475,856
Ultra Petroleum Corp.(1)	890,176	17,892,538
Williams Partners LP	125,715	6,512,037
		404,705,211
PHARMACEUTICALS — 8.4%
Eli Lilly & Co.	151,967	8,630,206
Hospira, Inc.(1)	602,458	19,778,696
Johnson & Johnson	776,189	63,282,689
Merck & Co., Inc.	1,001,968	44,317,045
Pfizer, Inc.	2,479,837	71,568,096
		207,576,732
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.3%
Annaly Capital Management, Inc.	553,339	8,792,557
Corrections Corp. of America	418,827	16,363,571
Piedmont Office Realty Trust, Inc., Class A	319,538	6,259,749
		31,415,877
ROAD AND RAIL — 0.3%
CSX Corp.	312,774	7,703,624

13

Shares	Value
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.3%
Applied Materials, Inc.	1,954,984	$26,353,184
Intel Corp.	701,127	15,319,625
Marvell Technology Group Ltd.	504,149	5,333,896
Microchip Technology, Inc.	129,920	4,775,859
Teradyne, Inc.(1)	380,062	6,164,606
		57,947,170
SOFTWARE — 0.5%
Microsoft Corp.	220,052	6,295,688
Oracle Corp.	151,259	4,891,716
		11,187,404
SPECIALTY RETAIL — 1.7%
Bed Bath & Beyond, Inc.(1)	123,373	7,947,688
Lowe’s Cos., Inc.	923,304	35,011,688
		42,959,376
TEXTILES, APPAREL AND LUXURY GOODS — 0.3%
Coach, Inc.	144,198	7,208,458
WIRELESS TELECOMMUNICATION SERVICES — 0.3%
Rogers Communications, Inc., Class B	130,883	6,685,553
TOTAL COMMON STOCKS (Cost $1,908,128,733)		2,407,789,239
Temporary Cash Investments — 2.6%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $5,829,240), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery value $5,713,864)		$5,713,794
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $17,497,181), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $17,141,631)		17,141,383
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $5,830,248), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $5,713,857)		5,713,794
SSgA U.S. Government Money Market Fund	36,902,794	36,902,794
TOTAL TEMPORARY CASH INVESTMENTS (Cost $65,471,765)		65,471,765
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,973,600,498)		2,473,261,004
OTHER ASSETS AND LIABILITIES†		(1,171,669)
TOTAL NET ASSETS — 100.0%		$2,472,089,335

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
46,410,612	CAD for USD	UBS AG	4/30/13	$45,658,240	$(290,186)
38,685,767	EUR for USD	UBS AG	4/30/13	49,598,084	240,789
2,331,831,368	JPY for USD	Credit Suisse AG	4/30/13	24,775,649	88,732
				$120,031,973	$39,335
(Value on Settlement Date $120,071,308)

Notes to Schedule of Investments

CAD = Canadian Dolar
EUR = Euro
JPY = Japanese Yen
USD = United States Dollar
† Category is less than 0.05% of total net assets.
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (cost of $1,973,600,498)	$2,473,261,004
Cash	252,072
Foreign currency holdings, at value (cost of $1,228,871)	1,213,324
Receivable for investments sold	8,225,268
Receivable for capital shares sold	1,742,927
Unrealized gain on forward foreign currency exchange contracts	329,521
Dividends and interest receivable	5,281,908
2,490,306,024

Liabilities
Payable for investments purchased	10,102,089
Payable for capital shares redeemed	5,714,076
Unrealized loss on forward foreign currency exchange contracts	290,186
Accrued management fees	2,020,971
Distribution and service fees payable	89,367
18,216,689

Net Assets	$2,472,089,335

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,281,230,017
Undistributed net investment income	4,168,879
Accumulated net realized loss	(312,993,805)
Net unrealized appreciation	499,684,244
$2,472,089,335

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,955,536,441	275,114,504	$7.11
Institutional Class, $0.01 Par Value	$172,890,821	24,292,795	$7.12
A Class, $0.01 Par Value	$295,085,156	41,538,004	$7.10*
B Class, $0.01 Par Value	$1,522,929	215,014	$7.08
C Class, $0.01 Par Value	$16,760,669	2,385,519	$7.03
R Class, $0.01 Par Value	$30,293,319	4,263,843	$7.10
*Maximum offering price $7.53 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $701,635)	$58,702,100
Interest	72,143
58,774,243

Expenses:
Management fees	21,733,680
Distribution and service fees:
A Class	639,669
B Class	17,066
C Class	130,235
R Class	113,470
Directors’ fees and expenses	84,424
Other expenses	372
22,718,916

Net investment income (loss)	36,055,327

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	56,765,025
Futures contract transactions	751,455
Foreign currency transactions	7,000,197
64,516,677

Change in net unrealized appreciation (depreciation) on:
Investments	244,529,306
Futures contracts	(2,694,891)
Translation of assets and liabilities in foreign currencies	268,527
242,102,942

Net realized and unrealized gain (loss)	306,619,619

Net Increase (Decrease) in Net Assets Resulting from Operations	$342,674,946

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$36,055,327	$35,203,896
Net realized gain (loss)	64,516,677	74,531,985
Change in net unrealized appreciation (depreciation)	242,102,942	28,855,528
Net increase (decrease) in net assets resulting from operations	342,674,946	138,591,409

Distributions to Shareholders
From net investment income:
Investor Class	(30,144,837)	(28,942,467)
Institutional Class	(2,541,734)	(4,266,772)
A Class	(3,675,451)	(3,188,642)
B Class	(12,400)	(22,177)
C Class	(92,780)	(68,873)
R Class	(270,012)	(233,735)
Decrease in net assets from distributions	(36,737,214)	(36,722,666)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(62,140,160)	(10,870,097)

Net increase (decrease) in net assets	243,797,572	90,998,646

Net Assets
Beginning of period	2,228,291,763	2,137,293,117
End of period	$2,472,089,335	$2,228,291,763

Undistributed net investment income	$4,168,879	$4,732,951

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.85% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended March 31, 2013 was 0.99% for the Investor Class, A Class, B Class, C Class and R Class and 0.79% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

20

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 were $1,043,131,873 and $1,047,456,928, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2013		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,100,000,000		1,100,000,000
Sold	45,160,547	$286,129,344	65,488,649	$364,198,389
Issued in reinvestment of distributions	4,183,505	26,164,018	4,816,694	27,128,597
Redeemed	(65,081,757)	(413,245,166)	(58,694,110)	(333,509,846)
	(15,737,705)	(100,951,804)	11,611,233	57,817,140
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	8,355,624	53,741,297	10,529,303	59,274,684
Issued in reinvestment of distributions	401,091	2,530,758	757,394	4,264,834
Redeemed	(4,682,274)	(29,793,368)	(28,844,013)	(166,796,081)
	4,074,441	26,478,687	(17,557,316)	(103,256,563)
A Class/Shares Authorized	200,000,000		200,000,000
Sold	8,794,969	55,446,285	11,958,515	69,054,781
Issued in reinvestment of distributions	559,708	3,499,387	560,414	3,151,163
Redeemed	(8,899,559)	(54,893,712)	(7,417,731)	(42,744,039)
	455,118	4,051,960	5,101,198	29,461,905
B Class/Shares Authorized	5,000,000		5,000,000
Sold	19,606	126,608	3,515	21,092
Issued in reinvestment of distributions	1,804	10,971	3,526	19,924
Redeemed	(174,133)	(1,075,777)	(128,271)	(723,843)
	(152,723)	(938,198)	(121,230)	(682,827)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	907,282	5,658,849	719,040	4,152,842
Issued in reinvestment of distributions	11,902	72,522	9,630	53,891
Redeemed	(351,171)	(2,176,508)	(205,655)	(1,155,221)
	568,013	3,554,863	523,015	3,051,512
R Class/Shares Authorized	15,000,000		15,000,000
Sold	1,387,484	9,039,989	1,001,334	5,660,184
Issued in reinvestment of distributions	43,254	270,012	41,545	233,735
Redeemed	(578,273)	(3,645,669)	(555,501)	(3,155,183)
	852,465	5,664,332	487,378	2,738,736
Net increase (decrease)	(9,940,391)	$(62,140,160)	44,278	$(10,870,097)

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$2,251,224,171	—	—
Foreign Common Stocks	7,845,390	$148,719,678	—
Temporary Cash Investments	36,902,794	28,568,971	—
Total Value of Investment Securities	$2,295,972,355	$177,288,649	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$39,335	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased equity price risk derivative instruments during the first six months of the period.

22

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of March 31, 2013

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$329,521	Unrealized loss on forward foreign currency exchange contracts	$290,186

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2013
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$ 751,455	Change in net unrealized appreciation (depreciation) on futures contracts	$(2,694,891)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	7,034,538	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	285,541
		$7,785,993		$(2,409,350)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

23

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$36,737,214	$36,722,666
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,052,363,326
Gross tax appreciation of investments	$435,851,514
Gross tax depreciation of investments	(14,953,836)
Net tax appreciation (depreciation) of investments	$420,897,678
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(13,933)
Net tax appreciation (depreciation)	$420,883,745
Undistributed ordinary income	$4,167,216
Accumulated short-term capital losses	$(234,191,643)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(28,417,850) and $(205,773,793) expire in 2017 and 2018, respectively.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$6.23	0.10	0.89	0.99	(0.11)	$7.11	16.08%	1.00%	1.65%	48%	$1,955,536
2012	$5.97	0.10	0.26	0.36	(0.10)	$6.23	6.22%	1.01%	1.70%	62%	$1,811,710
2011	$5.40	0.11	0.57	0.68	(0.11)	$5.97	12.84%	1.01%	2.05%	76%	$1,668,403
2010	$3.80	0.09	1.60	1.69	(0.09)	$5.40	44.84%	1.00%	1.97%	62%	$1,274,063
2009	$5.78	0.13	(1.98)	(1.85)	(0.13)	$3.80	(32.34)%	1.00%	2.63%	91%	$975,772
Institutional Class
2013	$6.24	0.12	0.88	1.00	(0.12)	$7.12	16.29%	0.80%	1.85%	48%	$172,891
2012	$5.98	0.11	0.26	0.37	(0.11)	$6.24	6.42%	0.81%	1.90%	62%	$126,086
2011	$5.41	0.12	0.57	0.69	(0.12)	$5.98	13.05%	0.81%	2.25%	76%	$225,950
2010	$3.81	0.10	1.60	1.70	(0.10)	$5.41	45.01%	0.80%	2.17%	62%	$214,112
2009	$5.79	0.14	(1.98)	(1.84)	(0.14)	$3.81	(32.14)%	0.80%	2.83%	91%	$123,484
A Class
2013	$6.23	0.09	0.87	0.96	(0.09)	$7.10	15.64%	1.25%	1.40%	48%	$295,085
2012	$5.97	0.08	0.27	0.35	(0.09)	$6.23	5.95%	1.26%	1.45%	62%	$255,777
2011	$5.40	0.10	0.57	0.67	(0.10)	$5.97	12.57%	1.26%	1.80%	76%	$214,896
2010	$3.80	0.08	1.60	1.68	(0.08)	$5.40	44.47%	1.25%	1.72%	62%	$119,363
2009	$5.78	0.12	(1.98)	(1.86)	(0.12)	$3.80	(32.51)%	1.25%	2.38%	91%	$83,254

25

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2013	$6.21	0.04	0.88	0.92	(0.05)	$7.08	14.86%	2.00%	0.65%	48%	$1,523
2012	$5.96	0.04	0.26	0.30	(0.05)	$6.21	5.14%	2.01%	0.70%	62%	$2,283
2011	$5.39	0.06	0.57	0.63	(0.06)	$5.96	11.87%	2.01%	1.05%	76%	$2,916
2010	$3.80	0.05	1.59	1.64	(0.05)	$5.39	43.21%	2.00%	0.97%	62%	$3,182
2009	$5.78	0.08	(1.97)	(1.89)	(0.09)	$3.80	(33.01)%	2.00%	1.63%	91%	$2,651
C Class
2013	$6.16	0.04	0.88	0.92	(0.05)	$7.03	14.98%	2.00%	0.65%	48%	$16,761
2012	$5.92	0.04	0.25	0.29	(0.05)	$6.16	5.01%	2.01%	0.70%	62%	$11,194
2011	$5.35	0.06	0.57	0.63	(0.06)	$5.92	11.96%	2.01%	1.05%	76%	$7,659
2010	$3.77	0.05	1.58	1.63	(0.05)	$5.35	43.29%	2.00%	0.97%	62%	$7,294
2009	$5.74	0.08	(1.96)	(1.88)	(0.09)	$3.77	(33.06)%	2.00%	1.63%	91%	$5,414
R Class
2013	$6.23	0.07	0.88	0.95	(0.08)	$7.10	15.35%	1.50%	1.15%	48%	$30,293
2012	$5.97	0.07	0.26	0.33	(0.07)	$6.23	5.72%	1.51%	1.20%	62%	$21,241
2011	$5.40	0.07	0.58	0.65	(0.08)	$5.97	12.29%	1.51%	1.55%	76%	$17,470
2010	$3.80	0.07	1.60	1.67	(0.07)	$5.40	44.10%	1.50%	1.47%	62%	$4,527
2009	$5.78	0.11	(1.98)	(1.87)	(0.11)	$3.80	(32.67)%	1.50%	2.13%	91%	$2,255

26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Fund of American Century Capital Portfolios, Inc., as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2013

28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because of his employment with American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012).	65	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

32

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2013.

For corporate taxpayers, the fund hereby designates $36,737,214, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2013 as qualified for the corporate dividends received deduction.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78337   1305

ANNUAL REPORT   MARCH 31, 2013

Mid Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Additional Information	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

In 2012, identity theft impacted 12.6 million Americans and roughly 16.5% or 2.1 million of those attacks took place in retirement or investment accounts. At a recent meeting, the board discussed the programs in place at American Century Investments to help protect shareholder accounts from identity theft and similar threats. As a part of that effort, American Century Investments’ personnel investigate possible identity theft events on an almost daily basis. In order to protect financial accounts from theft, there are several steps that every investor should take.

If you travel, take steps to ensure your mail is secure. Request a vacation hold or ask a trusted relative or friend to collect mail for you. If you are expecting financial paperwork, be mindful of when it is to arrive or have it delivered to a place other than your home. Consider using a post office box as a secure alternative.

When discarding documents, be sure to shred or otherwise destroy any receipts, credit offers, bank statements, insurance forms, or similar documents containing personal or financial information.

Be creative with electronic passwords and keep them private. For example, think of a phrase and use the first letter of each word as your password or substitute numbers for similarly appearing letters (4 for A, 8 for G, etc.).

Finally, be alert to impersonators. Do not give personal information over the phone unless you initiated the contact. If you receive an email asking you for information regarding an account, do not respond to the email or click any links. Rather, contact the company through their official website or call the customer service number listed on your account statement.

These few precautions could prevent a major identity theft problem. If you would like to know more about protecting your American Century Investments accounts, please visit our website at www.americancentury.com/security/protect_yourself_online.jsp.

If you have any thoughts you would like to share with the board, send them to dhpratt@fundboardchair.com. Thank you for your loyalty as an American Century Investments shareholder.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Central Bank Actions, Relative U.S. Economic Gains Drove

Stocks Higher

Stock market performance remained robust during the 12-month period ended March 31, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, a series of disappointing U.S. economic data, combined with ongoing problems in Europe, triggered recession fears and a short-term market selloff. In this environment, investors presumed the European Central Bank and the U.S. Federal Reserve would step in with additional stimulus measures. These presumptions were correct, and a series of central bank programs helped keep stocks and other riskier assets in favor.

Stock market sentiment shifted in late-2012, as market anxiety surrounding November’s presidential election quickly turned to worries about the year-end “fiscal cliff” of federal tax hikes and spending cuts. When the dust settled in early 2013, investors refocused on the nation’s economic and corporate data. Improving housing data, modest job growth, and generally favorable corporate earnings fueled a strong rally that ended the 12-month period on an upbeat note.

Value stocks sharply outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong one-year returns from the health care, telecommunication services, and consumer staples sectors, where many value-oriented stocks reside.

Stock Selection Remains Key

Looking ahead, economic growth should remain muted and stock valuations should be marginally attractive relative to historical averages, as corporate profit margins have started to decline from record highs.

Our decades of value investing have demonstrated that companies themselves have had a greater long-term influence on their relative success than broader macroeconomic trends. As such, we believe it’s much more beneficial to focus on the merits of individual companies than economic ebbs and flows. Our disciplined, bottom-up approach to stock selection is designed to help us uncover undervalued companies expected to benefit from fundamental business trends, a new product launch, market share gains, secular change, or beneficial acquisition, regardless of broader macroeconomic shifts.

U.S. Stock Index Returns
For the 12 months ended March 31, 2013
Russell 1000 Index (Large-Cap)	14.43%	Russell 2000 Index (Small-Cap)	16.30%
Russell 1000 Growth Index	10.09%	Russell 2000 Growth Index	14.52%
Russell 1000 Value Index	18.76%	Russell 2000 Value Index	18.09%
Russell Midcap Index	17.30%
Russell Midcap Growth Index	12.76%
Russell Midcap Value Index	21.49%

4

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACMVX	18.11%	9.93%	9.69%	3/31/04
Russell Midcap Value Index	—	21.49%	8.53%	8.96%	—
Institutional Class	AVUAX	18.34%	10.15%	10.19%	8/2/04
A Class(1) No sales charge* With sales charge*	ACLAX	17.83% 11.09%	9.65% 8.36%	8.75% 7.97%	1/13/05
C Class	ACCLX	16.96%	—	13.14%	3/1/10
R Class	AMVRX	17.49%	9.40%	7.51%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

5

Growth of $10,000 Over Life of Class
$10,000 investment made March 31, 2004

*From 3/31/04, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

6

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom

Performance Summary

Mid Cap Value returned 18.11%* for the 12 months ended March 31, 2013. By comparison, its benchmark, the Russell Midcap Value Index, returned 21.49%. The portfolio’s return reflects operating expenses, while the index’s return does not.

U.S. equities recorded robust gains during the one-year reporting period (as described in the Market Perspective on page 4), with the S&P 500 Index reaching a record closing high on the final trading day. Value stocks, which do not generally lead broad market rallies, outperformed growth stocks across the capitalization spectrum. Large-cap and small-cap value stocks generated strong returns during the reporting period but lagged mid-cap value stocks. In this environment, Mid Cap Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in all ten of the sectors in which it was invested. On a relative basis, it underperformed its benchmark index as investors gravitated to lower-quality, riskier securities during the reporting period overall. The portfolio’s allocations to the energy, consumer discretionary, and utilities sectors dampened relative performance. Its stance in the information technology, consumer staples, and materials sectors added to results.

We carefully manage this portfolio for long-term results. Since its inception on March 31, 2004, Mid Cap Value has produced an average annual return of 9.69%, topping the return for that period of the Russell Midcap Value Index (see the performance information on pages 5 and 6).

Energy Slowed Performance

Mid Cap Value was hampered by its underweight in energy, one of the benchmark’s strongest-performing sectors. Security selection was also a drag on results. A top detractor was Imperial Oil, which is not represented in the Russell Midcap Value Index. Imperial Oil underperformed as the capital expenditures for its Kearl development project started running higher than previously estimated. Additional reasons for the stock’s underperformance may have been the weak performance of the Canadian stock market and weak Canadian crude oil realizations.

In addition, Mid Cap Value was underweight U.S. oil refiners, which performed well as the price difference between Brent and West Texas Intermediate (WTI) crude widened. The portfolio owned neither Marathon Petroleum Corp. nor Valero Energy Corp., which appreciated more than 111% and 80%, respectively, in the benchmark. The portfolio is underweight refiners because we believe current refining margins are unsustainable and will revert to long-term averages over time.

Consumer Discretionary Detracted

An underweight and security selection in the strongly performing consumer discretionary sector hindered performance. More specifically, the portfolio was underweight household durables. Many of these stocks outperformed as the housing market improved. Among specialty retailers, the portfolio was overweight Staples. The office supply retailer announced a sharp drop in

* All fund returns referenced in this commentary are for Investor Class shares.

7

second-quarter earnings and lowered its full-year outlook, as online competition continued to increase. Its shares declined further on news of a restructuring plan, including a reduction in its North American retail footprint. In the hotels, restaurants and entertainment industry, a notable detractor was CEC Entertainment, the parent company of the Chuck E. Cheese family dining franchise. Its stock price fell after the company announced a decline in profits and cut its earnings guidance. We believe that revenues may have been hurt when Chuck E. Cheese reduced its advertising budget in anticipation of a change in advertising strategy.

Utilities Were a Source of Weakness

An underweight in utilities, a sector that posted gains in the benchmark, detracted from relative results. Our complement of more stable, highly regulated utilities did not keep pace with the rest of the sector or broader market.

Information Technology Added

Mid Cap Value’s underweight in information technology, one of the weakest-performing sectors in the benchmark, enhanced relative performance. Effective security selection also boosted results. Within computers and peripherals, the portfolio owned SanDisk Corp. and Western Digital. SanDisk, a maker of flash drive memory chip products, outperformed as supply and demand fundamentals improved. Western Digital reported unexpectedly strong profits in its fourth fiscal quarter, benefiting from the acquisition of Hitachi’s hard drive operations.

Consumer Staples Contributed

Mid Cap Value’s overweight in consumer staples, the top-performing sector in the benchmark, boosted relative results. The portfolio benefited from a position in household durables maker Kimberly-Clark Corp., which is not held in the benchmark. The company reported increased earnings, boosted by cost-cutting efforts and stronger-than-expected sales growth. Kimberly-Clark has executed well despite weak demand in developed markets where slow economic growth has dampened consumer spending but has experienced strong growth in the emerging markets. It also unveiled a restructuring plan for its European operations. In the food products industry, a notable contributor was Ralcorp Holdings, which appreciated on news that ConAgra Foods had agreed to buy it. The deal, valued at $6.8 billion, was completed in January 2013.

Materials Enhanced Results

Mid Cap Value’s underweight in materials, the weakest sector in the benchmark, added to relative results. The portfolio was underweight metals and mining stocks and chemicals names. We consider many of these companies risky and prefer to focus instead on containers and packaging companies, such as portfolio contributor Bemis, because of their more stable business models.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of March 31, 2013, we see opportunities in health care, industrials, consumer staples, and telecommunication services, reflected by the portfolio’s overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work have led to smaller relative weightings in financials, information technology, materials, energy, and consumer discretionary stocks.

8

Fund Characteristics

MARCH 31, 2013
Top Ten Holdings	% of net assets
iShares Russell Midcap Value Index Fund	3.5%
Republic Services, Inc.	3.2%
Northern Trust Corp.	2.6%
Imperial Oil Ltd.	2.3%
CareFusion Corp.	1.8%
Great Plains Energy, Inc.	1.7%
PG&E Corp.	1.5%
Tyco International Ltd.	1.4%
Lowe’s Cos., Inc.	1.4%
Applied Materials, Inc.	1.4%

Top Five Industries	% of net assets
Insurance	8.3%
Health Care Equipment and Supplies	7.6%
Electric Utilities	6.8%
Oil, Gas and Consumable Fuels	6.8%
Commercial Banks	5.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	93.4%
Exchange-Traded Funds	3.5%
Total Equity Exposure	96.9%
Temporary Cash Investments	2.9%
Other Assets and Liabilities	0.2%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 – 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,155.30	$5.37	1.00%
Institutional Class	$1,000	$1,156.30	$4.30	0.80%
A Class	$1,000	$1,154.00	$6.71	1.25%
C Class	$1,000	$1,150.00	$10.72	2.00%
R Class	$1,000	$1,152.20	$8.05	1.50%
Hypothetical
Investor Class	$1,000	$1,019.95	$5.04	1.00%
Institutional Class	$1,000	$1,020.94	$4.03	0.80%
A Class	$1,000	$1,018.70	$6.29	1.25%
C Class	$1,000	$1,014.96	$10.05	2.00%
R Class	$1,000	$1,017.45	$7.54	1.50%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

MARCH 31, 2013

	Shares	Value
Common Stocks — 93.4%
AEROSPACE AND DEFENSE — 3.5%
General Dynamics Corp.	594,899	$41,946,329
Northrop Grumman Corp.	576,226	40,422,254
Raytheon Co.	406,865	23,919,593
Rockwell Collins, Inc.	233,036	14,709,232
		120,997,408
AIRLINES — 0.6%
Southwest Airlines Co.	1,581,305	21,315,991
AUTO COMPONENTS — 0.4%
Autoliv, Inc.	188,341	13,021,897
AUTOMOBILES — 0.3%
Thor Industries, Inc.	296,254	10,899,185
BEVERAGES — 1.0%
Dr Pepper Snapple Group, Inc.	727,238	34,143,824
CAPITAL MARKETS — 4.5%
Charles Schwab Corp. (The)	1,488,914	26,338,889
Franklin Resources, Inc.	165,445	24,950,760
Northern Trust Corp.	1,681,938	91,766,537
State Street Corp.	235,118	13,893,123
		156,949,309
COMMERCIAL BANKS — 5.9%
Comerica, Inc.	964,272	34,665,578
Commerce Bancshares, Inc.	1,124,090	45,896,595
Cullen/Frost Bankers, Inc.	312,822	19,560,760
KeyCorp	1,945,369	19,375,875
PNC Financial Services Group, Inc.	671,997	44,687,800
SunTrust Banks, Inc.	496,928	14,316,496
Westamerica Bancorp.	560,757	25,419,115
		203,922,219
COMMERCIAL SERVICES AND SUPPLIES — 5.9%
ADT Corp. (The)	492,070	24,081,906
Republic Services, Inc.	3,395,668	112,057,044
Tyco International Ltd.	1,568,186	50,181,952
Waste Management, Inc.	438,963	17,211,739
		203,532,641
COMPUTERS AND PERIPHERALS — 1.1%
SanDisk Corp.(1)	317,013	17,435,715
Western Digital Corp.	388,099	19,513,618
		36,949,333
CONTAINERS AND PACKAGING — 1.3%
Bemis Co., Inc.	589,771	23,803,157
Sonoco Products Co.	632,030	22,114,730
		45,917,887
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.8%
CenturyLink, Inc.	1,009,150	35,451,439
tw telecom, inc., Class A(1)	1,091,341	27,490,880
		62,942,319
ELECTRIC UTILITIES — 6.8%
Empire District Electric Co. (The)	1,209,524	27,093,338
Great Plains Energy, Inc.	2,507,838	58,156,763
IDACORP, Inc.	341,793	16,498,348
Northeast Utilities	416,002	18,079,447
NV Energy, Inc.	776,428	15,551,853
Portland General Electric Co.	703,065	21,323,961
Westar Energy, Inc.	1,201,252	39,857,541
Xcel Energy, Inc.	1,393,055	41,373,734
		237,934,985
ELECTRICAL EQUIPMENT — 0.9%
ABB Ltd. ADR	1,005,488	22,884,907
Brady Corp., Class A	278,349	9,333,042
		32,217,949
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.0%
Molex, Inc., Class A	482,680	11,642,242
TE Connectivity Ltd.	584,127	24,492,445
		36,134,687
ENERGY EQUIPMENT AND SERVICES — 0.3%
Helmerich & Payne, Inc.	168,973	10,256,661
FOOD AND STAPLES RETAILING — 1.2%
Sysco Corp.	1,142,496	40,181,584
FOOD PRODUCTS — 2.7%
ConAgra Foods, Inc.	550,986	19,730,809
General Mills, Inc.	487,098	24,018,802
Kellogg Co.	309,879	19,965,504
Kraft Foods Group, Inc.	592,450	30,528,949
Pinnacle Foods, Inc.(1)	31,682	703,657
		94,947,721
GAS UTILITIES — 1.5%
AGL Resources, Inc.	1,066,786	44,751,672
WGL Holdings, Inc.	186,907	8,242,599
		52,994,271
HEALTH CARE EQUIPMENT AND SUPPLIES — 7.6%
Becton Dickinson and Co.	365,800	34,974,138
Boston Scientific Corp.(1)	2,403,941	18,774,779
CareFusion Corp.(1)	1,758,313	61,523,372
Medtronic, Inc.	710,774	33,377,947
STERIS Corp.	668,665	27,823,151
Stryker Corp.	713,622	46,556,699
Zimmer Holdings, Inc.	533,352	40,118,738
		263,148,824

12

Shares	Value
HEALTH CARE PROVIDERS AND SERVICES — 3.8%
CIGNA Corp.	244,642	$15,258,321
Humana, Inc.	325,315	22,482,520
LifePoint Hospitals, Inc.(1)	861,304	41,738,792
Patterson Cos., Inc.	731,612	27,830,520
Quest Diagnostics, Inc.	436,917	24,663,965
		131,974,118
HOTELS, RESTAURANTS AND LEISURE — 2.2%
Carnival Corp.	746,591	25,608,071
CEC Entertainment, Inc.	685,932	22,464,273
International Game Technology	1,156,882	19,088,553
International Speedway Corp., Class A	257,399	8,411,800
		75,572,697
HOUSEHOLD PRODUCTS — 1.1%
Clorox Co.	200,987	17,793,379
Kimberly-Clark Corp.	201,006	19,694,568
		37,487,947
INDUSTRIAL CONGLOMERATES — 0.7%
Koninklijke Philips Electronics NV	856,603	25,348,189
INSURANCE — 8.3%
ACE Ltd.	317,972	28,289,969
Allstate Corp. (The)	377,280	18,513,130
Aon plc	379,549	23,342,263
Chubb Corp. (The)	490,246	42,911,232
HCC Insurance Holdings, Inc.	763,866	32,105,288
Marsh & McLennan Cos., Inc.	875,496	33,242,583
Principal Financial Group, Inc.	372,669	12,681,926
Reinsurance Group of America, Inc.	606,013	36,160,796
Symetra Financial Corp.	1,377,995	18,478,913
Travelers Cos., Inc. (The)	268,140	22,574,707
Unum Group	698,539	19,733,727
		288,034,534
LEISURE EQUIPMENT AND PRODUCTS — 0.4%
Hasbro, Inc.	344,715	15,146,777
LIFE SCIENCES TOOLS AND SERVICES — 1.1%
Agilent Technologies, Inc.	682,886	28,660,725
Life Technologies Corp.(1)	133,382	8,620,479
		37,281,204
MACHINERY — 2.0%
ITT Corp.	847,554	24,095,960
Kaydon Corp.	833,123	21,311,287
Woodward, Inc.	634,070	25,210,623
		70,617,870
MEDIA — 0.8%
Time Warner Cable, Inc.	282,397	27,127,056
METALS AND MINING — 1.4%
Newmont Mining Corp.	811,485	33,993,107
Nucor Corp.	327,946	15,134,708
		49,127,815
MULTI-UTILITIES — 1.7%
PG&E Corp.	1,159,888	51,649,813
Wisconsin Energy Corp.	212,904	9,131,452
		60,781,265
MULTILINE RETAIL — 1.0%
Target Corp.	483,131	33,070,317
OIL, GAS AND CONSUMABLE FUELS — 6.8%
Apache Corp.	435,103	33,572,547
Devon Energy Corp.	576,718	32,538,430
EQT Corp.	95,321	6,457,998
Imperial Oil Ltd.	1,970,077	80,521,334
Murphy Oil Corp.	484,107	30,852,139
Peabody Energy Corp.	397,435	8,405,750
Southwestern Energy Co.(1)	849,514	31,652,892
Spectra Energy Partners LP	346,575	13,637,726
		237,638,816
PHARMACEUTICALS — 1.0%
Hospira, Inc.(1)	1,018,510	33,437,683
REAL ESTATE INVESTMENT TRUSTS (REITs) — 3.8%
American Tower Corp.	308,117	23,700,359
Annaly Capital Management, Inc.	1,476,593	23,463,063
Corrections Corp. of America	603,170	23,565,852
HCP, Inc.	445,324	22,203,855
Piedmont Office Realty Trust, Inc., Class A	1,958,089	38,358,963
		131,292,092
ROAD AND RAIL — 0.9%
Heartland Express, Inc.	2,425,954	32,362,226
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.6%
Analog Devices, Inc.	286,636	13,325,708
Applied Materials, Inc.	3,662,481	49,370,244
KLA-Tencor Corp.	232,794	12,277,555
Microchip Technology, Inc.	381,697	14,031,182
Teradyne, Inc.(1)	2,171,827	35,227,034
		124,231,723
SPECIALTY RETAIL — 2.0%
Bed Bath & Beyond, Inc.(1)	318,583	20,523,117
Lowe’s Cos., Inc.	1,308,082	49,602,469
		70,125,586

13

Shares	Value
TEXTILES, APPAREL AND LUXURY GOODS — 0.4%
Coach, Inc.	254,976	$12,746,250
THRIFTS AND MORTGAGE FINANCE — 1.6%
Capitol Federal Financial, Inc.	2,044,848	24,681,315
People’s United Financial, Inc.	2,333,147	31,357,496
		56,038,811
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
Rogers Communications, Inc., Class B	329,707	16,841,558
TOTAL COMMON STOCKS (Cost $2,736,522,836)		3,244,693,229
Exchange-Traded Funds — 3.5%
iShares Russell Midcap Value Index Fund (Cost $101,948,693)	2,124,804	121,113,828
Temporary Cash Investments — 2.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $9,107,743), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery value $8,927,477)		8,927,368
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $27,338,012), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $26,782,492)		26,782,105
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $9,109,318), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $8,927,467)		8,927,368
SSgA U.S. Government Money Market Fund	57,586,866	57,586,866
TOTAL TEMPORARY CASH INVESTMENTS (Cost $102,223,707)		102,223,707
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $2,940,695,236)		3,468,030,764
OTHER ASSETS AND LIABILITIES — 0.2%		6,119,988
TOTAL NET ASSETS — 100.0%		$3,474,150,752

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
82,883,282	CAD for USD	UBS AG	4/30/13	$81,539,644	$(518,234)
18,139,842	CHF for USD	Credit Suisse AG	4/30/13	19,114,994	5,339
438,287	CHF for USD	Credit Suisse AG	4/30/13	461,848	(2,135)
17,037,834	EUR for USD	UBS AG	4/30/13	21,843,794	106,047
				$122,960,280	$(408,983)
(Value on Settlement Date $122,551,297)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CAD = Canadian Dollar
CHF = Swiss Franc
EUR = Euro
USD = United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (cost of $2,940,695,236)	$3,468,030,764
Cash	616,701
Foreign currency holdings, at value (cost of $612,977)	613,034
Receivable for investments sold	8,598,994
Receivable for capital shares sold	11,626,381
Unrealized gain on forward foreign currency exchange contracts	111,386
Dividends and interest receivable	7,117,261
3,496,714,521

Liabilities
Payable for investments purchased	16,270,700
Payable for capital shares redeemed	2,834,666
Unrealized loss on forward foreign currency exchange contracts	520,369
Accrued management fees	2,783,072
Distribution and service fees payable	154,962
22,563,769

Net Assets	$3,474,150,752

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,919,562,336
Undistributed net investment income	6,449,316
Undistributed net realized gain	21,208,821
Net unrealized appreciation	526,930,279
$3,474,150,752

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$2,459,353,192	169,260,464	$14.53
Institutional Class, $0.01 Par Value	$421,876,709	29,026,371	$14.53
A Class, $0.01 Par Value	$488,491,421	33,633,575	$14.52*
C Class, $0.01 Par Value	$31,406,675	2,168,014	$14.49
R Class, $0.01 Par Value	$73,022,755	5,031,807	$14.51
*Maximum offering price $15.41 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $236,996)	$70,342,429
Interest	69,810
70,412,239

Expenses:
Management fees	25,486,581
Distribution and service fees:
A Class	919,867
C Class	198,711
R Class	282,876
Directors’ fees and expenses	99,931
Other expenses	165
26,988,131

Net investment income (loss)	43,424,108

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	83,224,827
Foreign currency transactions	2,355,590
85,580,417

Change in net unrealized appreciation (depreciation) on:
Investments	365,160,763
Translation of assets and liabilities in foreign currencies	(395,017)
364,765,746

Net realized and unrealized gain (loss)	450,346,163

Net Increase (Decrease) in Net Assets Resulting from Operations	$493,770,271

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$43,424,108	$33,485,385
Net realized gain (loss)	85,580,417	73,022,337
Change in net unrealized appreciation (depreciation)	364,765,746	(9,173,295)
Net increase (decrease) in net assets resulting from operations	493,770,271	97,334,427

Distributions to Shareholders
From net investment income:
Investor Class	(34,962,608)	(18,266,763)
Institutional Class	(6,611,740)	(3,268,918)
A Class	(6,056,843)	(2,822,647)
C Class	(200,163)	(57,447)
R Class	(807,304)	(415,298)
From net realized gains:
Investor Class	(46,600,724)	(66,393,627)
Institutional Class	(8,214,430)	(10,468,601)
A Class	(9,216,413)	(12,975,228)
C Class	(526,325)	(579,630)
R Class	(1,403,611)	(2,228,639)
Decrease in net assets from distributions	(114,600,161)	(117,476,798)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	835,399,876	512,576,449

Net increase (decrease) in net assets	1,214,569,986	492,434,078

Net Assets
Beginning of period	2,259,580,766	1,767,146,688
End of period	$3,474,150,752	$2,259,580,766

Undistributed net investment income	$6,449,316	$12,663,244

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 5% of the shares of the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 were $2,279,852,365 and $1,574,852,711, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2013		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	67,480,262	$888,777,355	50,925,119	$629,158,557
Issued in reinvestment of distributions	6,187,913	79,352,207	7,045,890	82,262,991
Redeemed	(30,017,729)	(392,179,745)	(33,946,718)	(413,311,343)
	43,650,446	575,949,817	24,024,291	298,110,205
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	12,919,904	168,871,444	10,959,261	137,129,146
Issued in reinvestment of distributions	933,914	12,000,298	875,263	10,238,214
Redeemed	(5,198,351)	(68,083,664)	(4,418,001)	(53,874,878)
	8,655,467	112,788,078	7,416,523	93,492,482
A Class/Shares Authorized	100,000,000		100,000,000
Sold	16,033,412	210,717,951	14,668,229	181,220,194
Issued in reinvestment of distributions	1,153,941	14,768,108	1,310,915	15,282,287
Redeemed	(8,174,174)	(106,477,452)	(7,789,361)	(94,494,556)
	9,013,179	119,008,607	8,189,783	102,007,925
C Class/Shares Authorized	10,000,000		10,000,000
Sold	1,172,247	15,546,220	833,571	10,307,713
Issued in reinvestment of distributions	47,511	607,390	48,026	557,883
Redeemed	(238,735)	(3,101,170)	(150,453)	(1,822,502)
	981,023	13,052,440	731,144	9,043,094
R Class/Shares Authorized	15,000,000		15,000,000
Sold	2,141,562	28,095,307	1,963,335	24,313,727
Issued in reinvestment of distributions	172,787	2,208,311	226,428	2,636,322
Redeemed	(1,208,392)	(15,702,684)	(1,379,934)	(17,027,306)
	1,105,957	14,600,934	809,829	9,922,743
Net increase (decrease)	63,406,072	$835,399,876	41,171,570	$512,576,449

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$3,121,982,148	$122,711,081	—
Exchange-Traded Funds	121,113,828	—	—
Temporary Cash Investments	57,586,866	44,636,841	—
Total Value of Investment Securities	$3,300,682,842	$167,347,922	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(408,983)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of March 31, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $111,386 in unrealized gain on forward foreign currency exchange contracts and a liability of $520,369 in unrealized loss on forward foreign currency exchange contracts. For the year ended March 31, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,321,548 in net realized gain (loss) on foreign currency transactions and $(398,682) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

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8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$88,592,941	$50,289,780
Long-term capital gains	$26,007,220	$67,187,018

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,982,073,787
Gross tax appreciation of investments	$505,238,380
Gross tax depreciation of investments	(19,281,403)
Net tax appreciation (depreciation) of investments	$485,956,977
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$3,143
Net tax appreciation (depreciation)	$485,960,120
Undistributed ordinary income	$25,167,511
Accumulated long-term gains	$43,460,785

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$12.86	0.22	2.02	2.24	(0.25)	(0.32)	(0.57)	$14.53	18.11%	1.00%	1.69%	61%	$2,459,353
2012	$13.13	0.22	0.28	0.50	(0.16)	(0.61)	(0.77)	$12.86	4.48%	1.01%	1.80%	82%	$1,615,365
2011	$11.41	0.25	1.70	1.95	(0.23)	—	(0.23)	$13.13	17.34%	1.01%	2.07%	71%	$1,334,230
2010	$7.34	0.18	4.03	4.21	(0.14)	—	(0.14)	$11.41	57.68%	1.00%	1.79%	126%	$478,796
2009	$10.66	0.19	(3.32)	(3.13)	(0.19)	—	(0.19)	$7.34	(29.66)%	1.00%	2.10%	173%	$210,960
Institutional Class
2013	$12.86	0.25	2.02	2.27	(0.28)	(0.32)	(0.60)	$14.53	18.34%	0.80%	1.89%	61%	$421,877
2012	$13.14	0.25	0.27	0.52	(0.19)	(0.61)	(0.80)	$12.86	4.60%	0.81%	2.00%	82%	$262,032
2011	$11.41	0.28	1.70	1.98	(0.25)	—	(0.25)	$13.14	17.66%	0.81%	2.27%	71%	$170,182
2010	$7.34	0.20	4.03	4.23	(0.16)	—	(0.16)	$11.41	58.00%	0.80%	1.99%	126%	$68,487
2009	$10.66	0.21	(3.32)	(3.11)	(0.21)	—	(0.21)	$7.34	(29.52)%	0.80%	2.30%	173%	$17,859
A Class(3)
2013	$12.86	0.19	2.01	2.20	(0.22)	(0.32)	(0.54)	$14.52	17.83%	1.25%	1.44%	61%	$488,491
2012	$13.13	0.19	0.29	0.48	(0.14)	(0.61)	(0.75)	$12.86	4.19%	1.26%	1.55%	82%	$316,497
2011	$11.41	0.21	1.71	1.92	(0.20)	—	(0.20)	$13.13	17.05%	1.26%	1.82%	71%	$215,813
2010	$7.34	0.15	4.04	4.19	(0.12)	—	(0.12)	$11.41	57.28%	1.25%	1.54%	126%	$75,435
2009	$10.66	0.17	(3.32)	(3.15)	(0.17)	—	(0.17)	$7.34	(29.84)%	1.25%	1.85%	173%	$26,039

24

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$12.84	0.09	2.02	2.11	(0.14)	(0.32)	(0.46)	$14.49	16.96%	2.00%	0.69%	61%	$31,407
2012	$13.14	0.11	0.27	0.38	(0.07)	(0.61)	(0.68)	$12.84	3.41%	2.01%	0.80%	82%	$15,242
2011	$11.42	0.13	1.71	1.84	(0.12)	—	(0.12)	$13.14	16.24%	2.01%	1.07%	71%	$5,989
2010(4)	$10.97	0.02	0.43	0.45	—	—	—	$11.42	4.10%	2.00%(5)	2.07%(5)	126%(6)	$51
R Class
2013	$12.85	0.15	2.02	2.17	(0.19)	(0.32)	(0.51)	$14.51	17.49%	1.50%	1.19%	61%	$73,023
2012	$13.14	0.16	0.28	0.44	(0.12)	(0.61)	(0.73)	$12.85	3.91%	1.51%	1.30%	82%	$50,444
2011	$11.41	0.19	1.71	1.90	(0.17)	—	(0.17)	$13.14	16.85%	1.51%	1.57%	71%	$40,933
2010	$7.34	0.13	4.03	4.16	(0.09)	—	(0.09)	$11.41	56.88%	1.50%	1.29%	126%	$16,611
2009	$10.65	0.15	(3.32)	(3.17)	(0.14)	—	(0.14)	$7.34	(29.95)%	1.50%	1.60%	173%	$3,926

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(4)	March 1, 2010 (commencement of sale) through March 31, 2010.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Value Fund of American Century Capital Portfolios, Inc., as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2013

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because of his employment with American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012).	65	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

30

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2013.

For corporate taxpayers, the fund hereby designates $60,128,604, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $26,007,220, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2013.

The fund hereby designates $39,954,283 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78334   1305

ANNUAL REPORT   MARCH 31, 2013

NT Large Company Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

In 2012, identity theft impacted 12.6 million Americans and roughly 16.5% or 2.1 million of those attacks took place in retirement or investment accounts. At a recent meeting, the board discussed the programs in place at American Century Investments to help protect shareholder accounts from identity theft and similar threats. As a part of that effort, American Century Investments’ personnel investigate possible identity theft events on an almost daily basis. In order to protect financial accounts from theft, there are several steps that every investor should take.

If you travel, take steps to ensure your mail is secure. Request a vacation hold or ask a trusted relative or friend to collect mail for you. If you are expecting financial paperwork, be mindful of when it is to arrive or have it delivered to a place other than your home. Consider using a post office box as a secure alternative.

When discarding documents, be sure to shred or otherwise destroy any receipts, credit offers, bank statements, insurance forms, or similar documents containing personal or financial information.

Be creative with electronic passwords and keep them private. For example, think of a phrase and use the first letter of each word as your password or substitute numbers for similarly appearing letters (4 for A, 8 for G, etc.).

Finally, be alert to impersonators. Do not give personal information over the phone unless you initiated the contact. If you receive an email asking you for information regarding an account, do not respond to the email or click any links. Rather, contact the company through their official website or call the customer service number listed on your account statement.

These few precautions could prevent a major identity theft problem. If you would like to know more about protecting your American Century Investments accounts, please visit our website at www.americancentury.com/security/protect_yourself_online.jsp.

If you have any thoughts you would like to share with the board, send them to dhpratt@fundboardchair.com. Thank you for your loyalty as an American Century Investments shareholder.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Central Bank Actions, Relative U.S. Economic

Gains Drove Stocks Higher

Stock market performance remained robust during the 12-month period ended March 31, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, a series of disappointing U.S. economic data, combined with ongoing problems in Europe, triggered recession fears and a short-term market selloff. In this environment, investors presumed the European Central Bank and the U.S. Federal Reserve would step in with additional stimulus measures. These presumptions were correct, and a series of central bank programs helped keep stocks and other riskier assets in favor.

Stock market sentiment shifted in late-2012, as market anxiety surrounding November’s presidential election quickly turned to worries about the year-end “fiscal cliff” of federal tax hikes and spending cuts. When the dust settled in early 2013, investors refocused on the nation’s economic and corporate data. Improving housing data, modest job growth, and generally favorable corporate earnings fueled a strong rally that ended the 12-month period on an upbeat note.

Value stocks sharply outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong one-year returns from the health care, telecommunication services, and consumer staples sectors, where many value-oriented stocks reside.

Stock Selection Remains Key

Looking ahead, economic growth should remain muted and stock valuations should be marginally attractive relative to historical averages, as corporate profit margins have started to decline from record highs.

Our decades of value investing have demonstrated that companies themselves have had a greater long-term influence on their relative success than broader macroeconomic trends. As such, we believe it’s much more beneficial to focus on the merits of individual companies than economic ebbs and flows. Our disciplined, bottom-up approach to stock selection is designed to help us uncover undervalued companies expected to benefit from fundamental business trends, a new product launch, market share gains, secular change, or beneficial acquisition, regardless of broader macroeconomic shifts.

U.S. Stock Index Returns
For the 12 months ended March 31, 2013
Russell 1000 Index (Large-Cap)	14.43%	Russell 2000 Index (Small-Cap)	16.30%
Russell 1000 Growth Index	10.09%	Russell 2000 Growth Index	14.52%
Russell 1000 Value Index	18.76%	Russell 2000 Value Index	18.09%
Russell Midcap Index	17.30%
Russell Midcap Growth Index	12.76%
Russell Midcap Value Index	21.49%

4

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLLX	15.87%	3.81%	3.05%	5/12/06
Russell 1000 Value Index	—	18.76%	4.85%	3.85%(1)	—
S&P 500 Index	—	13.96%	5.81%	4.86%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*	From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.67%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary

NT Large Company Value returned 15.87% for the 12 months ended March 31, 2013. By comparison, its benchmark, the Russell 1000 Value Index, returned 18.76%. The broader market, as measured by the S&P 500 Index, returned 13.96%. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

U.S. equities recorded robust gains during the one-year reporting period (as described in the Market Perspective on page 4), with the S&P 500 Index reaching a record closing high on the final trading day. Value stocks, which do not generally lead broad market rallies, outperformed growth stocks across the capitalization spectrum. Large-cap and small-cap value stocks generated strong returns during the reporting period but lagged mid-cap value stocks. In this environment, NT Large Company Value received positive results in absolute terms from nine of the ten sectors in which it was invested. On a relative basis, it underperformed, largely because of security selection. The portfolio was hampered by its stance in the information technology, energy, and consumer discretionary sectors. Positions in the industrials, health care, and financials sectors contributed positively.

Information Technology Detracted

In information technology, one of the weakest sectors in the benchmark, NT Large Company Value was hurt by its overweight in the semiconductor and semiconductor equipment industry. More specifically, the portfolio was overweight Marvell Technology and Intel Corp. Shares of both companies dropped on weaker-than-expected revenues. Marvell’s hard drive business has also been affected by slowing PC sales and the company has seen weak results in its mobile and wireless business. Intel provided guidance that offered a weak outlook for its core PC business.

Within computers and peripherals, an overweight in Hewlett-Packard (HP) detracted from performance. HP has experienced a steady drop in revenues and is struggling to regain a competitive position in the consumer and enterprise markets. It also took a significant asset-impairment charge related to its acquisition of software firm, Autonomy Corp. At the end of the reporting period, NT Large Company Value no longer had a position in HP’s stock.

Energy Slowed Progress

In the energy sector, which posted the second-weakest results in the benchmark, the portfolio was hindered by its mix of stocks, including an overweight in large integrated oil and gas companies and an underweight in refining stocks. Many of our names, including top-10 portfolio overweight Exxon Mobil, generated positive returns but did not keep up with other stocks in the energy sector. We continue to believe that large integrated stocks are undervalued. A notable detractor was Apache Corp. The independent oil and natural gas company reported weaker-than-expected profits on property write-downs and a drop in revenue as lower natural gas prices offset increased production. Apache also has a large presence in Egypt, which has weighed on market sentiment.

On a positive note, the energy sector provided notable contributor Valero Energy. Shares of the oil refiner climbed on strong earnings and the announcement it would spin off its retail business.

6

Consumer Discretionary Dampened Results

Though an overweight in consumer discretionary—the strongest-performing sector in the benchmark—contributed positively, security selection dampened results. In specialty retailing, an overweight in Staples detracted. The office supply retailer announced a sharp drop in earnings and lowered its full-year outlook. Its shares declined further on news of a restructuring plan, including a reduction in its North American retail footprint. At the end of the reporting period, NT Large Company Value no longer had a position in Staples’ stock.

The consumer discretionary sector was also the source of top contributor Time Warner. The stock had been undervalued compared to its peers and has been generating solid results.

Industrials and Financials Contributed

In the industrials sector, strong security selection added to results. NT Large Company Value benefited from an overweight in Southwest Airlines. The leading low-cost airline has performed well amid industry consolidation.

In the financials sector, the portfolio’s investments in the capital markets segment added to relative performance. The portfolio was overweight BlackRock, which reported a jump in profits and strong revenue growth as it added to its assets under management. Within insurance, an overweight in Allstate was advantageous. The insurer’s earnings benefited from increased premiums and low catastrophe losses.

Materials Added Value

An underweight in materials, the weakest sector in the benchmark, boosted relative performance. NT Large Company Value was underweight chemicals stocks, which generally lagged the sector. It did not hold certain metals and mining stocks, such as Newmont Mining Corp., that declined in the benchmark.

Health Care Aided Performance

The portfolio’s performance was enhanced by its overweight in health care, one of the strongest-performing sectors in the benchmark. NT Large Company Value owned pharmaceutical companies Pfizer, Johnson & Johnson, and Merck, all of which posted significant gains. In the biotechnology industry, the portfolio held Gilead Sciences, which is not represented in the benchmark. Gilead’s shares surged on high expectations for the potential of its investigational hepatitis C drugs.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. As of March 31, 2013, NT Large Company Value is broadly diversified, with ongoing overweight positions in health care and energy stocks. Valuation work is directing us toward smaller relative weightings in utilities and financials stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained the portfolio’s bias toward them.

7

Fund Characteristics

MARCH 31, 2013
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	6.4%
General Electric Co.	3.8%
Chevron Corp.	3.4%
Pfizer, Inc.	3.4%
JPMorgan Chase & Co.	3.3%
Wells Fargo & Co.	3.1%
Johnson & Johnson	3.0%
Procter & Gamble Co. (The)	2.7%
Merck & Co., Inc.	2.3%
Cisco Systems, Inc.	2.3%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	14.3%
Pharmaceuticals	8.7%
Insurance	8.4%
Diversified Financial Services	6.4%
Commercial Banks	6.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.3%
Exchange-Traded Funds	0.6%
Total Equity Exposure	98.9%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	(0.3)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee.  If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 – 3/31/13	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,111.70	$3.53	0.67%
Hypothetical
Institutional Class	$1,000	$1,021.59	$3.38	0.67%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2013

	Shares	Value
Common Stocks — 98.3%
AEROSPACE AND DEFENSE — 1.6%
Honeywell International, Inc.	52,200	$3,933,270
Northrop Grumman Corp.	64,400	4,517,660
Raytheon Co.	106,700	6,272,893
		14,723,823
AIRLINES — 0.6%
Southwest Airlines Co.	397,900	5,363,692
AUTO COMPONENTS — 0.2%
Autoliv, Inc.	25,500	1,763,070
AUTOMOBILES — 1.2%
Ford Motor Co.	893,300	11,746,895
BEVERAGES — 0.6%
PepsiCo, Inc.	70,400	5,569,344
BIOTECHNOLOGY — 0.5%
Amgen, Inc.	19,200	1,968,192
Gilead Sciences, Inc.(1)	65,000	3,180,450
		5,148,642
CAPITAL MARKETS — 4.3%
Ameriprise Financial, Inc.	139,600	10,281,540
Bank of New York Mellon Corp. (The)	218,500	6,115,815
BlackRock, Inc.	35,200	9,042,176
Goldman Sachs Group, Inc. (The)	85,000	12,507,750
Morgan Stanley	135,700	2,982,686
		40,929,967
CHEMICALS — 0.8%
E.I. du Pont de Nemours & Co.	68,100	3,347,796
LyondellBasell Industries NV, Class A	69,600	4,404,984
		7,752,780
COMMERCIAL BANKS — 6.4%
KeyCorp	444,200	4,424,232
PNC Financial Services Group, Inc.	202,800	13,486,200
U.S. Bancorp	384,700	13,052,871
Wells Fargo & Co.	788,400	29,162,916
		60,126,219
COMMERCIAL SERVICES AND SUPPLIES — 0.8%
ADT Corp. (The)	25,200	1,233,288
Avery Dennison Corp.	39,400	1,696,958
Tyco International Ltd.	146,200	4,678,400
		7,608,646
COMMUNICATIONS EQUIPMENT — 2.9%
Cisco Systems, Inc.	1,031,400	21,566,574
QUALCOMM, Inc.	88,700	5,938,465
		27,505,039
COMPUTERS AND PERIPHERALS — 0.6%
NetApp, Inc.(1)	167,900	5,735,464
DIVERSIFIED FINANCIAL SERVICES — 6.4%
Bank of America Corp.	669,600	8,155,728
Citigroup, Inc.	474,200	20,978,608
JPMorgan Chase & Co.	653,900	31,034,094
		60,168,430
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.2%
AT&T, Inc.	543,300	19,933,677
CenturyLink, Inc.	221,500	7,781,295
Verizon Communications, Inc.	50,200	2,467,330
		30,182,302
ELECTRIC UTILITIES — 3.4%
American Electric Power Co., Inc.	117,900	5,733,477
Exelon Corp.	111,700	3,851,416
NV Energy, Inc.	224,300	4,492,729
Pinnacle West Capital Corp.	95,700	5,540,073
PPL Corp.	203,000	6,355,930
Xcel Energy, Inc.	201,300	5,978,610
		31,952,235
ELECTRICAL EQUIPMENT — 0.9%
Eaton Corp. plc	131,100	8,029,875
ENERGY EQUIPMENT AND SERVICES — 2.6%
Baker Hughes, Inc.	180,700	8,386,287
National Oilwell Varco, Inc.	137,500	9,728,125
Schlumberger Ltd.	87,000	6,515,430
		24,629,842
FOOD AND STAPLES RETAILING — 2.7%
CVS Caremark Corp.	195,800	10,767,042
Kroger Co. (The)	233,300	7,731,562
Wal-Mart Stores, Inc.	93,800	7,019,054
		25,517,658
FOOD PRODUCTS — 0.8%
Kraft Foods Group, Inc.	48,300	2,488,899
Mondelez International, Inc. Class A	168,100	5,145,541
		7,634,440
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.0%
Abbott Laboratories	129,800	4,584,536
Medtronic, Inc.	299,200	14,050,432
		18,634,968

11

Shares	Value
HEALTH CARE PROVIDERS AND SERVICES — 2.1%
Aetna, Inc.	150,600	$7,698,672
Quest Diagnostics, Inc.	78,100	4,408,745
WellPoint, Inc.	123,200	8,159,536
		20,266,953
HOTELS, RESTAURANTS AND LEISURE — 0.6%
Carnival Corp.	154,600	5,302,780
HOUSEHOLD PRODUCTS — 2.7%
Procter & Gamble Co. (The)	329,600	25,398,976
INDUSTRIAL CONGLOMERATES — 3.8%
General Electric Co.	1,566,500	36,217,480
INSURANCE — 8.4%
Allstate Corp. (The)	187,100	9,180,997
American International Group, Inc.(1)	121,500	4,716,630
Berkshire Hathaway, Inc., Class B(1)	149,400	15,567,480
Chubb Corp. (The)	47,000	4,113,910
Loews Corp.	141,600	6,240,312
MetLife, Inc.	335,000	12,736,700
Principal Financial Group, Inc.	179,200	6,098,176
Prudential Financial, Inc.	158,200	9,332,218
Torchmark Corp.	27,800	1,662,440
Travelers Cos., Inc. (The)	111,100	9,353,509
		79,002,372
MACHINERY — 1.4%
Dover Corp.	83,400	6,078,192
Ingersoll-Rand plc	38,100	2,095,881
PACCAR, Inc.	94,800	4,793,088
		12,967,161
MEDIA — 3.8%
CBS Corp., Class B	138,200	6,452,558
Comcast Corp., Class A	265,400	11,149,454
Time Warner Cable, Inc.	55,200	5,302,512
Time Warner, Inc.	223,300	12,866,546
		35,771,070
METALS AND MINING — 1.4%
Freeport-McMoRan Copper & Gold, Inc.	242,000	8,010,200
Nucor Corp.	103,700	4,785,755
		12,795,955
MULTI-UTILITIES — 0.7%
PG&E Corp.	143,500	6,390,055
MULTILINE RETAIL — 2.5%
Kohl’s Corp.	63,300	2,920,029
Macy’s, Inc.	160,500	6,715,320
Target Corp.	209,800	14,360,810
		23,996,159
OIL, GAS AND CONSUMABLE FUELS — 14.3%
Apache Corp.	117,200	9,043,152
Chevron Corp.	271,900	32,307,158
Exxon Mobil Corp.	665,900	60,004,249
Marathon Petroleum Corp.	9,400	842,240
Occidental Petroleum Corp.	144,000	11,285,280
Royal Dutch Shell plc, Class A	268,869	8,681,732
Total SA ADR	172,300	8,266,954
Valero Energy Corp.	86,700	3,943,983
		134,374,748
PAPER AND FOREST PRODUCTS — 0.8%
International Paper Co.	154,200	7,182,636
PHARMACEUTICALS — 8.7%
Johnson & Johnson	343,200	27,981,096
Merck & Co., Inc.	499,800	22,106,154
Pfizer, Inc.	1,094,800	31,595,928
		81,683,178
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.6%
Applied Materials, Inc.	390,600	5,265,288
Intel Corp.	449,200	9,815,020
		15,080,308
SOFTWARE — 2.3%
Microsoft Corp.	443,900	12,699,979
Oracle Corp.	278,400	9,003,456
		21,703,435
SPECIALTY RETAIL — 0.7%
Lowe’s Cos., Inc.	183,500	6,958,320
TOTAL COMMON STOCKS (Cost $722,197,226)		925,814,917
Exchange-Traded Funds — 0.6%
SPDR S&P 500 ETF Trust (Cost $4,440,723)	36,000	5,635,800
Temporary Cash Investments — 1.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $1,197,855), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery value $1,174,146)		1,174,132
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $3,595,509), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $3,522,446)		3,522,395

12

Shares	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $1,198,062), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $1,174,145)		$1,174,132
SSgA U.S. Government Money Market Fund	7,574,015	7,574,015
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,444,674)		13,444,674
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $740,082,623)		944,895,391
OTHER ASSETS AND LIABILITIES — (0.3)%		(2,994,745)
TOTAL NET ASSETS — 100.0%		$941,900,646

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
11,327,227	EUR for USD	UBS AG	4/30/13	$14,522,363	$70,503

(Value on Settlement Date $14,592,866)

Notes to Schedule of Investments

ADR = American Depositary Receipt
EUR = Euro
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (cost of $740,082,623)	$944,895,391
Cash	152,792
Receivable for investments sold	1,825,520
Unrealized gain on forward foreign currency exchange contracts	70,503
Dividends and interest receivable	1,288,184
948,232,390

Liabilities
Foreign currency overdraft payable, at value (cost of $17,259)	16,454
Payable for investments purchased	3,504,032
Payable for capital shares redeemed	2,289,862
Accrued management fees	521,396
6,331,744

Net Assets	$941,900,646

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	205,000,000
Shares outstanding	90,153,420

Net Asset Value Per Share	$10.45

Net Assets Consist of:
Capital (par value and paid-in surplus)	$754,030,664
Undistributed net investment income	905,312
Accumulated net realized loss	(17,919,406)
Net unrealized appreciation	204,884,076
$941,900,646

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $109,316)	$20,457,103
Interest	15,540
20,472,643

Expenses:
Management fees	5,062,281
Directors’ fees and expenses	24,882
5,087,163

Net investment income (loss)	15,385,480

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	13,196,111
Futures contract transactions	938,210
Foreign currency transactions	27,550
14,161,871

Change in net unrealized appreciation (depreciation) on:
Investments	93,464,060
Translation of assets and liabilities in foreign currencies	85,688
93,549,748

Net realized and unrealized gain (loss)	107,711,619

Net Increase (Decrease) in Net Assets Resulting from Operations	$123,097,099

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$15,385,480	$10,849,647
Net realized gain (loss)	14,161,871	3,480,746
Change in net unrealized appreciation (depreciation)	93,549,748	33,757,332
Net increase (decrease) in net assets resulting from operations	123,097,099	48,087,725

Distributions to Shareholders
From net investment income	(15,210,513)	(10,239,967)
From net realized gains	(9,326,338)	—
Decrease in net assets from distributions	(24,536,851)	(10,239,967)

Capital Share Transactions
Proceeds from shares sold	250,774,299	163,120,619
Proceeds from reinvestment of distributions	24,536,851	10,239,967
Payments for shares redeemed	(100,614,649)	(24,451,077)
Net increase (decrease) in net assets from capital share transactions	174,696,501	148,909,509

Net increase (decrease) in net assets	273,256,749	186,757,267

Net Assets
Beginning of period	668,643,897	481,886,630
End of period	$941,900,646	$668,643,897

Undistributed net investment income	$905,312	$802,822

Transactions in Shares of the Fund
Sold	26,521,184	19,287,286
Issued in reinvestment of distributions	2,590,318	1,212,421
Redeemed	(10,797,729)	(3,069,792)
Net increase (decrease) in shares of the fund	18,313,773	17,429,915

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily.  The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

18

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets).  The strategy assets of the fund include the assets of Large Company Value Fund, one fund in a series issued by the corporation.  The annual management fee schedule ranges from 0.50% to 0.70%. The effective annual management fee for the year March 31, 2013 was 0.67%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund.  Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 were $438,024,494 and $273,819,607, respectively.

19

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;
•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$917,133,185	$8,681,732	—
Exchange-Traded Funds	5,635,800	—	—
Temporary Cash Investments	7,574,015	5,870,659	—
Total Value of Investment Securities	$930,343,000	$14,552,391	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$70,503	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

20

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of March 31, 2013

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$70,503	Unrealized loss on forward foreign currency exchange contracts	—

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2013

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$938,210	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	25,041	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$84,883
		$963,251		$84,883

7. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$15,210,513	$10,239,967
Long-term capital gains	$9,326,338	—

21

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$760,901,617
Gross tax appreciation of investments	$187,189,799
Gross tax depreciation of investments	(3,196,025)
Net tax appreciation (depreciation) of investments	$183,993,774
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$804
Net tax appreciation (depreciation)	$183,994,578
Undistributed ordinary income	$905,312
Accumulated long-term gains	$2,970,092

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2013	$9.31	0.19	1.25	1.44	(0.19)	(0.11)	(0.30)	$10.45	15.87%	0.67%	2.03%	37%	$941,901
2012	$8.86	0.17	0.44	0.61	(0.16)	—	(0.16)	$9.31	7.07%	0.67%	2.02%	47%	$668,644
2011	$8.02	0.14	0.83	0.97	(0.13)	—	(0.13)	$8.86	12.24%	0.66%	1.70%	38%	$481,887
2010	$5.55	0.14	2.47	2.61	(0.14)	—	(0.14)	$8.02	47.28%	0.64%	1.99%	23%	$308,035
2009	$9.71	0.20	(4.16)	(3.96)	(0.20)	—	(0.20)	$5.55	(41.22)%	0.63%	2.82%	26%	$152,678

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Large Company Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Large Company Value  Fund of American Century Capital Portfolios, Inc., as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2013

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because of his employment with American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	65	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012).	65	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

28

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2013.

For corporate taxpayers, the fund hereby designates $15,210,513, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $9,326,338, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2013.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78353   1305

ANNUAL REPORT   MARCH 31, 2013

NT Mid Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

In 2012, identity theft impacted 12.6 million Americans and roughly 16.5% or 2.1 million of those attacks took place in retirement or investment accounts. At a recent meeting, the board discussed the programs in place at American Century Investments to help protect shareholder accounts from identity theft and similar threats. As a part of that effort, American Century Investments’ personnel investigate possible identity theft events on an almost daily basis. In order to protect financial accounts from theft, there are several steps that every investor should take.

If you travel, take steps to ensure your mail is secure. Request a vacation hold or ask a trusted relative or friend to collect mail for you. If you are expecting financial paperwork, be mindful of when it is to arrive or have it delivered to a place other than your home. Consider using a post office box as a secure alternative.

When discarding documents, be sure to shred or otherwise destroy any receipts, credit offers, bank statements, insurance forms, or similar documents containing personal or financial information.

Be creative with electronic passwords and keep them private. For example, think of a phrase and use the first letter of each word as your password or substitute numbers for similarly appearing letters (4 for A, 8 for G, etc.).

Finally, be alert to impersonators. Do not give personal information over the phone unless you initiated the contact. If you receive an email asking you for information regarding an account, do not respond to the email or click any links. Rather, contact the company through their official website or call the customer service number listed on your account statement.

These few precautions could prevent a major identity theft problem. If you would like to know more about protecting your American Century Investments accounts, please visit our website at www.americancentury.com/security/protect_yourself_online.jsp.

If you have any thoughts you would like to share with the board, send them to dhpratt@fundboardchair.com. Thank you for your loyalty as an American Century Investments shareholder.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Central Bank Actions, Relative U.S. Economic Gains Drove Stocks Higher

Stock market performance remained robust during the 12-month period ended March 31, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, a series of disappointing U.S. economic data, combined with ongoing problems in Europe, triggered recession fears and a short-term market selloff. In this environment, investors presumed the European Central Bank and the U.S. Federal Reserve would step in with additional stimulus measures. These presumptions were correct, and a series of central bank programs helped keep stocks and other riskier assets in favor.

Stock market sentiment shifted in late-2012, as market anxiety surrounding November’s presidential election quickly turned to worries about the year-end “fiscal cliff” of federal tax hikes and spending cuts. When the dust settled in early 2013, investors refocused on the nation’s economic and corporate data. Improving housing data, modest job growth, and generally favorable corporate earnings fueled a strong rally that ended the 12-month period on an upbeat note.

Value stocks sharply outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong one-year returns from the health care, telecommunication services, and consumer staples sectors, where many value-oriented stocks reside.

Stock Selection Remains Key

Looking ahead, economic growth should remain muted and stock valuations should be marginally attractive relative to historical averages, as corporate profit margins have started to decline from record highs.

Our decades of value investing have demonstrated that companies themselves have had a greater long-term influence on their relative success than broader macroeconomic trends. As such, we believe it’s much more beneficial to focus on the merits of individual companies than economic ebbs and flows. Our disciplined, bottom-up approach to stock selection is designed to help us uncover undervalued companies expected to benefit from fundamental business trends, a new product launch, market share gains, secular change, or beneficial acquisition, regardless of broader macroeconomic shifts.

U.S. Stock Index Returns
For the 12 months ended March 31, 2013
Russell 1000 Index (Large-Cap)	14.43%	Russell 2000 Index (Small-Cap)	16.30%
Russell 1000 Growth Index	10.09%	Russell 2000 Growth Index	14.52%
Russell 1000 Value Index	18.76%	Russell 2000 Value Index	18.09%
Russell Midcap Index	17.30%
Russell Midcap Growth Index	12.76%
Russell Midcap Value Index	21.49%

4

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLMX	18.32%	10.39%	7.98%	5/12/06
Russell Midcap Value Index	—	21.49%	8.53%	6.03%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*	From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

5

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom

Performance Summary

NT Mid Cap Value returned 18.32% for the 12 months ended March 31, 2013. By comparison, its benchmark, the Russell Midcap Value Index, returned 21.49%. The portfolio’s return reflects operating expenses, while the index’s return does not.

U.S. equities recorded robust gains during the one-year reporting period (as described in the Market Perspective on page 4), with the S&P 500 Index reaching a record closing high on the final trading day. Value stocks, which do not generally lead broad market rallies, outperformed growth stocks across the capitalization spectrum. Large-cap and small-cap value stocks generated strong returns during the reporting period but lagged mid-cap value stocks. In this environment, NT Mid Cap Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in all ten of the sectors in which it was invested. On a relative basis, it underperformed its benchmark index as investors gravitated to lower-quality, riskier securities during the reporting period overall. The portfolio’s allocations to the energy, consumer discretionary, and utilities sectors dampened relative performance. Its stance in the information technology, consumer staples, and materials sectors added to results.

We carefully manage this portfolio for long-term results. Since its inception on May 12, 2006, NT Mid Cap Value has produced an average annual return of 7.98%, topping the return for that period of the Russell Midcap Value Index (see the performance information on page 5).

Energy Slowed Performance

NT Mid Cap Value was hampered by its underweight in energy, one of the benchmark’s strongest-performing sectors. Security selection was also a drag on results. A top detractor was Imperial Oil, which is not represented in the Russell Midcap Value Index. Imperial Oil underperformed as the capital expenditures for its Kearl development project started running higher than previously estimated. Additional reasons for the stock’s underperformance may have been the weak performance of the Canadian stock market and weak Canadian crude oil realizations.

In addition, NT Mid Cap Value was underweight U.S. oil refiners, which performed well as the price difference between Brent and West Texas Intermediate (WTI) crude widened. The portfolio owned neither Marathon Petroleum Corp. nor Valero Energy Corp., which appreciated more than 111% and 80%, respectively, in the benchmark. The portfolio is underweight refiners because we believe current refining margins are unsustainable and will revert to long-term averages over time.

Consumer Discretionary Detracted

An underweight and security selection in the strongly performing consumer discretionary sector hindered performance. More specifically, the portfolio was underweight household durables. Many of these stocks outperformed as the housing market improved. Among specialty retailers, the portfolio was overweight Staples. The office supply retailer announced a sharp drop in second-quarter earnings and lowered its full-year outlook, as online competition

6

continued to increase. Its shares declined further on news of a restructuring plan, including a reduction in its North American retail footprint. In the hotels, restaurants and entertainment industry, a notable detractor was CEC Entertainment, the parent company of the Chuck E. Cheese family dining franchise. Its stock price fell after the company announced a decline in profits and cut its earnings guidance. We believe that revenues may have been hurt when Chuck E. Cheese reduced its advertising budget in anticipation of a change in advertising strategy.

Utilities Were a Source of Weakness

An underweight in utilities, a sector that posted gains in the benchmark, detracted from relative results. Our complement of more stable, highly regulated utilities did not keep pace with the rest of the sector or broader market.

Information Technology Added

NT Mid Cap Value’s underweight in information technology, one of the weakest- performing sectors in the benchmark, enhanced relative performance. Effective security selection also boosted results. Within computers and peripherals, the portfolio owned SanDisk Corp. and Western Digital. SanDisk, a maker of flash drive memory chip products, outperformed as supply and demand fundamentals improved. Western Digital reported unexpectedly strong profits in its fourth fiscal quarter, benefiting from the acquisition of Hitachi’s hard drive operations.

Consumer Staples Contributed

NT Mid Cap Value’s overweight in consumer staples, the top-performing sector in the benchmark, boosted relative results.  The portfolio benefited from a position in household durables maker Kimberly-Clark Corp., which is not held in the benchmark. The company reported increased earnings, boosted by cost-cutting efforts and stronger-than-expected sales growth. Kimberly-Clark has executed well despite weak demand in developed markets where slow economic growth has dampened consumer spending but has experienced strong growth in the emerging markets. It also unveiled a restructuring plan for its European operations. In the food products industry, a notable contributor was Ralcorp Holdings, which appreciated on news that ConAgra Foods had agreed to buy it. The deal, valued at $6.8 billion, was completed in January 2013.

Materials Enhanced Results

NT Mid Cap Value’s underweight in materials, the weakest sector in the benchmark, added to relative results. The portfolio was underweight metals and mining stocks and chemicals names. We consider many of these companies risky and prefer to focus instead on containers and packaging companies, such as portfolio contributor Bemis, because of their more stable business models.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of March 31, 2013, we see opportunities in health care, industrials, consumer staples, and telecommunication services, reflected by the portfolio’s overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work have led to smaller relative weightings in financials, information technology, materials, energy, and consumer discretionary stocks.

7

Fund Characteristics

MARCH 31, 2013
Top Ten Holdings	% of net assets
iShares Russell Midcap Value Index Fund	3.5%
Republic Services, Inc.	3.2%
Northern Trust Corp.	2.6%
Imperial Oil Ltd.	2.3%
CareFusion Corp.	1.8%
Great Plains Energy, Inc.	1.7%
PG&E Corp.	1.5%
Tyco International Ltd.	1.5%
Applied Materials, Inc.	1.4%
Lowe’s Cos., Inc.	1.4%

Top Five Industries	% of net assets
Insurance	8.5%
Health Care Equipment and Supplies	7.7%
Electric Utilities	7.0%
Oil, Gas and Consumable Fuels	6.9%
Commercial Banks	6.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.2%
Exchange-Traded Funds	3.5%
Total Equity Exposure	98.7%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	(0.2)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 - 3/31/13	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,157.50	$4.30	0.80%
Hypothetical
Institutional Class	$1,000	$1,020.94	$4.03	0.80%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2013

	Shares	Value
Common Stocks — 95.2%
AEROSPACE AND DEFENSE — 3.6%
General Dynamics Corp.	73,917	$5,211,888
Northrop Grumman Corp.	71,982	5,049,537
Raytheon Co.	50,554	2,972,070
Rockwell Collins, Inc.	30,518	1,926,296
		15,159,791
AIRLINES — 0.6%
Southwest Airlines Co.	196,936	2,654,697
AUTO COMPONENTS — 0.4%
Autoliv, Inc.	23,934	1,654,797
AUTOMOBILES — 0.3%
Thor Industries, Inc.	35,801	1,317,119
BEVERAGES — 1.0%
Dr Pepper Snapple Group, Inc.	90,098	4,230,101
CAPITAL MARKETS — 4.6%
Charles Schwab Corp. (The)	183,829	3,251,935
Franklin Resources, Inc.	21,230	3,201,696
Northern Trust Corp.	205,639	11,219,664
State Street Corp.	30,473	1,800,650
		19,473,945
COMMERCIAL BANKS — 6.0%
Comerica, Inc.	118,670	4,266,186
Commerce Bancshares, Inc.	139,559	5,698,194
Cullen/Frost Bankers, Inc.	40,141	2,510,017
KeyCorp	241,111	2,401,466
PNC Financial Services Group, Inc.	83,654	5,562,991
SunTrust Banks, Inc.	65,077	1,874,868
Westamerica Bancorp.	69,268	3,139,918
		25,453,640
COMMERCIAL SERVICES AND SUPPLIES — 5.9%
ADT Corp. (The)	61,475	3,008,587
Republic Services, Inc.	416,699	13,751,067
Tyco International Ltd.	192,789	6,169,248
Waste Management, Inc.	54,929	2,153,766
		25,082,668
COMPUTERS AND PERIPHERALS — 1.1%
SanDisk Corp.(1)	39,743	2,185,865
Western Digital Corp.	47,703	2,398,507
		4,584,372
CONTAINERS AND PACKAGING — 1.4%
Bemis Co., Inc.	76,118	3,072,122
Sonoco Products Co.	81,227	2,842,133
		5,914,255
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.8%
CenturyLink, Inc.	123,456	4,337,009
tw telecom, inc., Class A(1)	135,600	3,415,764
		7,752,773
ELECTRIC UTILITIES — 7.0%
Empire District Electric Co. (The)	148,611	3,328,887
Great Plains Energy, Inc.	309,627	7,180,250
IDACORP, Inc.	44,612	2,153,421
Northeast Utilities	54,479	2,367,657
NV Energy, Inc.	95,279	1,908,438
Portland General Electric Co.	92,072	2,792,544
Westar Energy, Inc.	148,311	4,920,959
Xcel Energy, Inc.	171,161	5,083,482
		29,735,638
ELECTRICAL EQUIPMENT — 0.9%
ABB Ltd. ADR	125,664	2,860,113
Brady Corp., Class A	34,652	1,161,881
		4,021,994
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.1%
Molex, Inc., Class A	62,451	1,506,318
TE Connectivity Ltd.	75,614	3,170,495
		4,676,813
ENERGY EQUIPMENT AND SERVICES — 0.3%
Helmerich & Payne, Inc.	20,943	1,271,240
FOOD AND STAPLES RETAILING — 1.2%
Sysco Corp.	140,793	4,951,690
FOOD PRODUCTS — 2.8%
ConAgra Foods, Inc.	67,631	2,421,866
General Mills, Inc.	59,947	2,955,987
Kellogg Co.	38,254	2,464,705
Kraft Foods Group, Inc.	72,909	3,757,001
Pinnacle Foods, Inc.(1)	3,893	86,463
		11,686,022
GAS UTILITIES — 1.6%
AGL Resources, Inc.	133,372	5,594,956
WGL Holdings, Inc.	23,633	1,042,215
		6,637,171
HEALTH CARE EQUIPMENT AND SUPPLIES — 7.7%
Becton Dickinson and Co.	46,340	4,430,567
Boston Scientific Corp.(1)	305,092	2,382,768
CareFusion Corp.(1)	216,162	7,563,508
Medtronic, Inc.	86,752	4,073,874
STERIS Corp.	82,055	3,414,309
Stryker Corp.	87,949	5,737,793
Zimmer Holdings, Inc.	65,886	4,955,945
		32,558,764

11

Shares	Value
HEALTH CARE PROVIDERS AND SERVICES — 3.9%
CIGNA Corp.	30,454	$1,899,416
Humana, Inc.	39,921	2,758,940
LifePoint Hospitals, Inc.(1)	106,983	5,184,396
Patterson Cos., Inc.	93,560	3,559,023
Quest Diagnostics, Inc.	52,918	2,987,221
		16,388,996
HOTELS, RESTAURANTS AND LEISURE — 2.2%
Carnival Corp.	91,613	3,142,326
CEC Entertainment, Inc.	87,686	2,871,716
International Game Technology	144,827	2,389,646
International Speedway Corp., Class A	33,709	1,101,610
		9,505,298
HOUSEHOLD PRODUCTS — 1.1%
Clorox Co.	25,645	2,270,352
Kimberly-Clark Corp.	25,043	2,453,713
		4,724,065
INDUSTRIAL CONGLOMERATES — 0.7%
Koninklijke Philips Electronics NV	105,761	3,129,629
INSURANCE — 8.5%
ACE Ltd.	40,865	3,635,759
Allstate Corp. (The)	46,382	2,275,965
Aon plc	46,855	2,881,583
Chubb Corp. (The)	60,831	5,324,537
HCC Insurance Holdings, Inc.	94,362	3,966,035
Marsh & McLennan Cos., Inc.	110,563	4,198,077
Principal Financial Group, Inc.	47,716	1,623,775
Reinsurance Group of America, Inc.	74,578	4,450,069
Symetra Financial Corp.	170,113	2,281,215
Travelers Cos., Inc. (The)	33,558	2,825,248
Unum Group	86,578	2,445,829
		35,908,092
LEISURE EQUIPMENT AND PRODUCTS — 0.4%
Hasbro, Inc.	42,484	1,866,747
LIFE SCIENCES TOOLS AND SERVICES — 1.1%
Agilent Technologies, Inc.	83,267	3,494,716
Life Technologies Corp.(1)	16,398	1,059,803
		4,554,519
MACHINERY — 2.1%
ITT Corp.	105,949	3,012,130
Kaydon Corp.	106,126	2,714,703
Woodward, Inc.	78,000	3,101,280
		8,828,113
MEDIA — 0.8%
Time Warner Cable, Inc.	34,753	3,338,373
METALS AND MINING — 1.4%
Newmont Mining Corp.	99,742	4,178,192
Nucor Corp.	41,147	1,898,934
		6,077,126
MULTI-UTILITIES — 1.8%
PG&E Corp.	142,512	6,346,060
Wisconsin Energy Corp.	27,006	1,158,287
		7,504,347
MULTILINE RETAIL — 1.0%
Target Corp.	59,743	4,089,408
OIL, GAS AND CONSUMABLE FUELS — 6.9%
Apache Corp.	53,320	4,114,171
Devon Energy Corp.	72,179	4,072,339
EQT Corp.	11,719	793,962
Imperial Oil Ltd.	240,795	9,841,816
Murphy Oil Corp.	59,941	3,820,040
Peabody Energy Corp.	52,048	1,100,815
Southwestern Energy Co.(1)	105,527	3,931,936
Spectra Energy Partners LP	42,867	1,686,817
		29,361,896
PHARMACEUTICALS — 1.0%
Hospira, Inc.(1)	125,067	4,105,950
REAL ESTATE INVESTMENT TRUSTS (REITs) — 3.9%
American Tower Corp.	38,279	2,944,421
Annaly Capital Management, Inc.	181,714	2,887,435
Corrections Corp. of America	74,228	2,900,088
HCP, Inc.	58,319	2,907,785
Piedmont Office Realty Trust, Inc., Class A	243,328	4,766,796
		16,406,525
ROAD AND RAIL — 0.9%
Heartland Express, Inc.	298,070	3,976,254
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.6%
Analog Devices, Inc.	37,537	1,745,095
Applied Materials, Inc.	452,468	6,099,269
KLA-Tencor Corp.	28,980	1,528,405
Microchip Technology, Inc.	47,042	1,729,264
Teradyne, Inc.(1)	266,846	4,328,242
		15,430,275
SPECIALTY RETAIL — 2.0%
Bed Bath & Beyond, Inc.(1)	39,546	2,547,553
Lowe’s Cos., Inc.	160,521	6,086,957
		8,634,510

12

Shares	Value
TEXTILES, APPAREL AND LUXURY GOODS — 0.4%
Coach, Inc.	31,289	$1,564,137
THRIFTS AND MORTGAGE FINANCE — 1.7%
Capitol Federal Financial, Inc.	267,791	3,232,237
People’s United Financial, Inc.	286,479	3,850,278
		7,082,515
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
Rogers Communications, Inc., Class B	41,054	2,097,054
TOTAL COMMON STOCKS (Cost $334,438,956)		403,391,319
Exchange-Traded Funds — 3.5%
iShares Russell Midcap Value Index Fund (Cost $12,417,347)	261,068	14,880,876
Temporary Cash Investments — 1.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $555,385), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery value $544,393)		544,386
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $1,667,055), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $1,633,180)		1,633,156
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $555,481), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $544,391)		544,385
SSgA U.S. Government Money Market Fund	3,511,687	3,511,687
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,233,614)		6,233,614
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $353,089,917)		424,505,809
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,028,994)
TOTAL NET ASSETS — 100.0%		$423,476,815

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
10,232,480	CAD for USD	UBS AG	4/30/13	$10,066,599	$(63,979)
2,267,083	CHF for USD	Credit Suisse AG	4/30/13	2,388,956	667
54,776	CHF for USD	Credit Suisse AG	4/30/13	57,721	(267)
2,103,586	EUR for USD	UBS AG	4/30/13	2,696,957	13,093
				$15,210,233	$(50,486)

(Value on Settlement Date $15,159,747)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CAD = Canadian Dollar
CHF = Swiss Franc
EUR = Euro
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (cost of $353,089,917)	$424,505,809
Cash	77,792
Foreign currency holdings, at value (cost of $73,409)	73,416
Receivable for investments sold	1,616,622
Unrealized gain on forward foreign currency exchange contracts	13,760
Dividends and interest receivable	890,076
427,177,475

Liabilities
Payable for investments purchased	1,427,271
Payable for capital shares redeemed	1,926,364
Unrealized loss on forward foreign currency exchange contracts	64,246
Accrued management fees	282,779
3,700,660

Net Assets	$423,476,815

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	37,109,167

Net Asset Value Per Share	$11.41

Net Assets Consist of:
Capital (par value and paid-in surplus)	$349,275,256
Undistributed net investment income	887,028
Undistributed net realized gain	1,948,688
Net unrealized appreciation	71,365,843
$423,476,815

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $30,649)	$9,122,097
Interest	8,999
9,131,096

Expenses:
Management fees	2,711,387
Directors’ fees and expenses	11,161
Other expenses	120
2,722,668

Net investment income (loss)	6,408,428

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	12,084,683
Futures contract transactions	(133,810)
Foreign currency transactions	328,386
12,279,259

Change in net unrealized appreciation (depreciation) on:
Investments	44,559,488
Translation of assets and liabilities in foreign currencies	(48,773)
44,510,715

Net realized and unrealized gain (loss)	56,789,974

Net Increase (Decrease) in Net Assets Resulting from Operations	$63,198,402

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$6,408,428	$4,862,508
Net realized gain (loss)	12,279,259	12,534,177
Change in net unrealized appreciation (depreciation)	44,510,715	(1,271,952)
Net increase (decrease) in net assets resulting from operations	63,198,402	16,124,733

Distributions to Shareholders
From net investment income	(7,183,304)	(3,419,237)
From net realized gains	(10,428,032)	(19,965,565)
Decrease in net assets from distributions	(17,611,336)	(23,384,802)

Capital Share Transactions
Proceeds from shares sold	99,175,277	73,448,264
Proceeds from reinvestment of distributions	17,611,336	23,384,802
Payments for shares redeemed	(40,765,231)	(4,085,736)
Net increase (decrease) in net assets from capital share transactions	76,021,382	92,747,330

Net increase (decrease) in net assets	121,608,448	85,487,261

Net Assets
Beginning of period	301,868,367	216,381,106
End of period	$423,476,815	$301,868,367

Undistributed net investment income	$887,028	$1,787,747

Transactions in Shares of the Fund
Sold	9,692,195	7,397,963
Issued in reinvestment of distributions	1,745,877	2,536,364
Redeemed	(4,046,853)	(437,840)
Net increase (decrease) in shares of the fund	7,391,219	9,496,487

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At

18

this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.80%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 were $305,880,002 and $237,039,403, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$388,322,820	$15,068,499	—
Exchange-Traded Funds	14,880,876	—	—
Temporary Cash Investments	3,511,687	2,721,927	—
Total Value of Investment Securities	$406,715,383	$17,790,426	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(50,486)	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

20

Value of Derivative Instruments as of March 31, 2013
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$13,760	Unrealized loss on forward foreign currency exchange contracts	$64,246

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2013
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(133,810)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	322,836	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(49,065)
		$189,026		$(49,065)

7. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$13,542,267	$11,958,431
Long-term capital gains	$4,069,069	$11,426,371

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$360,206,389
Gross tax appreciation of investments	$66,294,084
Gross tax depreciation of investments	(1,994,664)
Net tax appreciation (depreciation) of investments	$64,299,420
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$394
Net tax appreciation (depreciation)	$64,299,814
Undistributed ordinary income	$3,397,881
Accumulated long-term gains	$6,503,864

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2013	$10.16	0.19	1.59	1.78	(0.22)	(0.31)	(0.53)	$11.41	18.32%	0.80%	1.89%	71%	$423,477
2012	$10.70	0.20	0.22	0.42	(0.14)	(0.82)	(0.96)	$10.16	4.93%	0.81%	2.01%	82%	$301,868
2011	$9.73	0.23	1.45	1.68	(0.23)	(0.48)	(0.71)	$10.70	17.91%	0.80%	2.35%	102%	$216,381
2010	$6.25	0.17	3.45	3.62	(0.14)	—	(0.14)	$9.73	58.29%	0.80%	1.98%	143%	$137,729
2009	$9.04	0.18	(2.79)	(2.61)	(0.18)	—	(0.18)	$6.25	(29.25)%	0.80%	2.36%	181%	$67,933

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Mid Cap Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Mid Cap Value Fund of American Century Capital Portfolios, Inc., as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2013

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because of his employment with American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012).	65	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

28

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2013.

For corporate taxpayers, the fund hereby designates $7,883,601, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $4,069,069, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2013.

The fund hereby designates $6,358,963 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78354   1305

ANNUAL REPORT   MARCH 31, 2013

Equity Income Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	29
Management	30
Additional Information	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

In 2012, identity theft impacted 12.6 million Americans and roughly 16.5% or 2.1 million of those attacks took place in retirement or investment accounts. At a recent meeting, the board discussed the programs in place at American Century Investments to help protect shareholder accounts from identity theft and similar threats. As a part of that effort, American Century Investments’ personnel investigate possible identity theft events on an almost daily basis. In order to protect financial accounts from theft, there are several steps that every investor should take.

If you travel, take steps to ensure your mail is secure. Request a vacation hold or ask a trusted relative or friend to collect mail for you. If you are expecting financial paperwork, be mindful of when it is to arrive or have it delivered to a place other than your home. Consider using a post office box as a secure alternative.

When discarding documents, be sure to shred or otherwise destroy any receipts, credit offers, bank statements, insurance forms, or similar documents containing personal or financial information.

Be creative with electronic passwords and keep them private. For example, think of a phrase and use the first letter of each word as your password or substitute numbers for similarly appearing letters (4 for A, 8 for G, etc.).

Finally, be alert to impersonators. Do not give personal information over the phone unless you initiated the contact. If you receive an email asking you for information regarding an account, do not respond to the email or click any links. Rather, contact the company through their official website or call the customer service number listed on your account statement.

These few precautions could prevent a major identity theft problem. If you would like to know more about protecting your American Century Investments accounts, please visit our website at www.americancentury.com/security/protect_yourself_online.jsp.

If you have any thoughts you would like to share with the board, send them to dhpratt@fundboardchair.com. Thank you for your loyalty as an American Century Investments shareholder.

Best regards,
Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Central Bank Actions, Relative U.S. Economic Gains Drove

Stocks Higher

Stock market performance remained robust during the 12-month period ended March 31, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, a series of disappointing U.S. economic data, combined with ongoing problems in Europe, triggered recession fears and a short-term market selloff. In this environment, investors presumed the European Central Bank and the U.S. Federal Reserve would step in with additional stimulus measures. These presumptions were correct, and a series of central bank programs helped keep stocks and other riskier assets in favor.

Stock market sentiment shifted in late-2012, as market anxiety surrounding November’s presidential election quickly turned to worries about the year-end “fiscal cliff” of federal tax hikes and spending cuts. When the dust settled in early 2013, investors refocused on the nation’s economic and corporate data. Improving housing data, modest job growth, and generally favorable corporate earnings fueled a strong rally that ended the 12-month period on an upbeat note.

Value stocks sharply outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong one-year returns from the health care, telecommunication services, and consumer staples sectors, where many value-oriented stocks reside.

Stock Selection Remains Key

Looking ahead, economic growth should remain muted and stock valuations should be marginally attractive relative to historical averages, as corporate profit margins have started to decline from record highs.

Our decades of value investing have demonstrated that companies themselves have had a greater long-term influence on their relative success than broader macroeconomic trends. As such, we believe it’s much more beneficial to focus on the merits of individual companies than economic ebbs and flows. Our disciplined, bottom-up approach to stock selection is designed to help us uncover undervalued companies expected to benefit from fundamental business trends, a new product launch, market share gains, secular change, or beneficial acquisition, regardless of broader macroeconomic shifts.

U.S. Stock Index Returns
For the 12 months ended March 31, 2013
Russell 1000 Index (Large-Cap)	14.43%	Russell 2000 Index (Small-Cap)	16.30%
Russell 1000 Growth Index	10.09%	Russell 2000 Growth Index	14.52%
Russell 1000 Value Index	18.76%	Russell 2000 Value Index	18.09%
Russell Midcap Index	17.30%
Russell Midcap Growth Index	12.76%
Russell Midcap Value Index	21.49%

4

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	14.33%	6.28%	8.77%	10.69%	8/1/94
Russell 3000 Value Index	—	18.71%	5.04%	9.32%	9.48%(1)	—
S&P 500 Index	—	13.96%	5.81%	8.53%	8.86%(1)	—
Institutional Class	ACIIX	14.69%	6.49%	8.98%	8.08%	7/8/98
A Class(2) No sales charge* With sales charge*	TWEAX	14.05% 7.48%	6.02% 4.76%	8.50% 7.86%	8.75% 8.35%	3/7/97
B Class No sales charge* With sales charge*	AEKBX	13.20% 9.20%	5.25% 5.08%	— —	2.71% 2.55%	9/28/07
C Class	AEYIX	13.21%	5.22%	7.72%	6.02%	7/13/01
R Class	AEURX	13.81%	5.74%	—	6.88%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 7/31/94, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.95%	0.75%	1.20%	1.95%	1.95%	1.45%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Phil Davidson, Kevin Toney, and Michael Liss

Performance Summary

Equity Income returned 14.33%* for the 12 months ended March 31, 2013. By comparison, its benchmark, the Russell 3000 Value Index, returned 18.71%. The broader market, as measured by the S&P 500 Index, returned 13.96%. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

U.S. equities recorded robust gains during the one-year reporting period (as described in the Market Perspective on page 4), with the S&P 500 Index reaching a record closing high on the final trading day. Value stocks, which do not generally lead broad market rallies, outperformed growth stocks across the capitalization spectrum. Large-cap and small-cap value stocks generated strong returns during the reporting period but lagged mid-cap value stocks. In this environment, Equity Income’s higher-quality, income-producing securities performed well, generating positive absolute results in nine of the ten of the sectors in which it was invested. Many of the companies owned by the portfolio have strong balance sheets and competitive positions, which allowed them to continue paying dividends and, in some cases, increase their dividend payouts. Equity Income underperformed on a relative basis, primarily because of its conservative positioning in consumer discretionary, industrials, and telecommunication services. Its stance in health care, consumer staples, and information technology added to results.

Equity Income is carefully managed to provide solid long-term performance. Since its inception on August 1, 1994, Equity Income has produced an average annual return of 10.69%, topping the returns of the Russell 3000 Value Index and the S&P 500 Index for the same period (see performance information on pages 5 and 6).

Consumer Discretionary Dampened Performance

In consumer discretionary, the strongest-performing sector in the benchmark, Equity Income’s underweight was a drag on results. The portfolio’s exposure to consumer discretionary stocks, particularly in media and specialty retailing, was more conservative than the benchmark because many of these names have levered balance sheets and their business models are constantly evolving. Equity Income was hurt by its substantial underweight in media during the reporting period when many of these stocks posted gains on strong advertising sales.

The portfolio owned an International Game Technology convertible security, which underperformed. The gambling equipment maker reported a drop in earnings on increased competition and aggressive pricing by rivals.

On the positive side, Equity Income was overweight in appliance maker Whirlpool. The company’s stock price appreciated as it benefited from the U.S. housing recovery.

* All fund returns referenced in this commentary are for investor Class shares.

7

Industrials Hindered Results

Within industrials, the portfolio was hampered by its conservative stance. In the machinery industry, Equity Income owned a Stanley Black & Decker convertible preferred security, which allows the portfolio to gain exposure to this quality name without investing in its more volatile common stock. Although the convertible appreciated during the reporting period, it lagged the machinery industry and the industrials sector as a whole.

Telecommunication Services Detracted

Within telecommunication services, an overweighted position in a tw telecom convertible security was a drag on relative performance. The security underperformed due to concerns over enterprise spending and lowered guidance for 2013.

Health Care Added to Performance

The health care sector was the source of two notable contributors. The portfolio held a convertible security issued by Lincare Holdings, a provider of home-oxygen and ventilation equipment. The position appreciated after Lincare agreed to be acquired by industrial gas supplier Linde. Equity Income also owned shares of Johnson & Johnson (J&J), a top-10 portfolio overweight. J&J has previously made some operational missteps, but it remains a high-quality company with a strong balance sheet and significant global market share.

Consumer Staples Enhanced Results

The portfolio benefited from an overweight in Kimberly-Clark Corp. The household durables company increased earnings, boosted by cost-cutting efforts and stronger-than-expected sales growth. Kimberly-Clark has executed well despite a more challenging consumer spending environment.

Information Technology Contributed

During the reporting period, we took advantage of weakness in Cisco Systems’ share price to initiate a position in the stock. Cisco’s shares had declined after the networking company lowered guidance, citing problems in Europe and the public sector market as well as customers’ conservative technology spending. The subsequent recovery in the stock was driven in part by the increase in its dividend—which the company had doubled over the course of three quarters—and evidence that some of Cisco’s shortfall was cyclical.

Outlook

We will continue to follow our disciplined, bottom-up investment process, selecting companies one at a time for the portfolio. As of March 31, 2013, we see attractive opportunities in health care, telecommunication services, industrials, and utilities, reflected by the portfolio’s overweight positions in these sectors. We continue to be selective in holdings of consumer discretionary, financials, materials, and energy companies, relying on fundamental analysis to identify strong, financially-sound businesses whose securities provide attractive yields.

8

Fund Characteristics

MARCH 31, 2013
Top Ten Holdings	% of net assets
Wells Fargo & Co., (Convertible)	4.9%
Johnson & Johnson	4.9%
Procter & Gamble Co. (The)	3.7%
Exxon Mobil Corp.	2.9%
Royal Dutch Shell plc, Class A	2.4%
Northern Trust Corp.	2.3%
Stanley Black & Decker, Inc., (Convertible)	2.3%
Merck & Co., Inc.	2.1%
Marsh & McLennan Cos., Inc.	2.1%
AT&T, Inc.	2.1%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	12.7%
Pharmaceuticals	10.3%
Commercial Banks	9.7%
Insurance	4.8%
Semiconductors and Semiconductor Equipment	4.1%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	65.4%
Foreign Common Stocks*	5.9%
Convertible Bonds	12.8%
Convertible Preferred Stocks	10.6%
Preferred Stocks	1.9%
Exchange-Traded Funds	0.2%
Total Equity Exposure	96.8%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	0.2%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 – 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,086.40	$4.84	0.93%
Institutional Class	$1,000	$1,088.70	$3.80	0.73%
A Class	$1,000	$1,085.20	$6.13	1.18%
B Class	$1,000	$1,081.30	$10.01	1.93%
C Class	$1,000	$1,081.40	$10.02	1.93%
R Class	$1,000	$1,084.10	$7.43	1.43%
Hypothetical
Investor Class	$1,000	$1,020.29	$4.68	0.93%
Institutional Class	$1,000	$1,021.29	$3.68	0.73%
A Class	$1,000	$1,019.05	$5.94	1.18%
B Class	$1,000	$1,015.31	$9.70	1.93%
C Class	$1,000	$1,015.31	$9.70	1.93%
R Class	$1,000	$1,017.80	$7.19	1.43%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

MARCH 31, 2013

	Shares/ Principal Amount	Value
Common Stocks — 71.3%
AEROSPACE AND DEFENSE — 0.5%
Rockwell Collins, Inc.	765,156	$48,296,647
AIR FREIGHT AND LOGISTICS — 1.8%
United Parcel Service, Inc., Class B	2,214,095	190,190,760
AUTOMOBILES — 0.6%
Honda Motor Co., Ltd.	1,499,000	57,326,180
BEVERAGES — 1.2%
Dr Pepper Snapple Group, Inc.	899,571	42,234,858
PepsiCo, Inc.	998,600	78,999,246
		121,234,104
CAPITAL MARKETS — 2.6%
Goldman Sachs Group, Inc. (The)	189,481	27,882,129
Northern Trust Corp.	4,328,383	236,156,577
		264,038,706
CHEMICALS — 1.0%
E.I. du Pont de Nemours & Co.	999,442	49,132,569
Mosaic Co. (The)	996,700	59,413,287
		108,545,856
COMMERCIAL BANKS — 4.5%
Comerica, Inc.	1,099,862	39,540,039
Commerce Bancshares, Inc.	2,399,455	97,969,748
KeyCorp	9,999,100	99,591,036
PNC Financial Services Group, Inc.	2,906,659	193,292,823
SunTrust Banks, Inc.	1,097,777	31,626,955
		462,020,601
COMMERCIAL SERVICES AND SUPPLIES — 4.0%
ADT Corp. (The)	889,841	43,548,818
Republic Services, Inc.	3,179,841	104,934,753
Tyco International Ltd.	5,999,182	191,973,824
Waste Management, Inc.	1,799,938	70,575,569
		411,032,964
COMMUNICATIONS EQUIPMENT — 1.1%
Cisco Systems, Inc.	5,199,800	108,727,818
DIVERSIFIED FINANCIAL SERVICES — 1.5%
JPMorgan Chase & Co.	3,199,467	151,846,704
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.5%
AT&T, Inc.	5,999,646	220,127,012
CenturyLink, Inc.	3,998,855	140,479,776
		360,606,788
ELECTRIC UTILITIES — 0.7%
NV Energy, Inc.	3,399,100	68,083,973
ELECTRICAL EQUIPMENT — 0.3%
ABB Ltd.	1,598,578	36,053,466
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.7%
Molex, Inc., Class A	2,913,458	70,272,607
FOOD AND STAPLES RETAILING — 2.0%
Sysco Corp.	2,999,048	105,476,518
Wal-Mart Stores, Inc.	1,398,178	104,625,660
		210,102,178
FOOD PRODUCTS — 0.5%
Kraft Foods Group, Inc.	999,100	51,483,623
GAS UTILITIES — 3.9%
AGL Resources, Inc.	3,990,067	167,383,311
Piedmont Natural Gas Co., Inc.(1)	3,799,512	124,927,954
WGL Holdings, Inc.(1)	2,580,517	113,800,800
		406,112,065
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.4%
Becton Dickinson and Co.	480,000	45,892,800
HOTELS, RESTAURANTS AND LEISURE — 0.3%
Carnival Corp.	797,500	27,354,250
HOUSEHOLD PRODUCTS — 3.7%
Procter & Gamble Co. (The)	4,989,790	384,513,217
INDUSTRIAL CONGLOMERATES — 1.2%
General Electric Co.	2,997,300	69,297,576
Koninklijke Philips Electronics NV	1,799,280	53,243,440
		122,541,016
INSURANCE — 4.2%
Allstate Corp. (The)	1,599,152	78,470,389
Chubb Corp. (The)	1,599,835	140,033,557
Marsh & McLennan Cos., Inc.	5,798,980	220,187,271
		438,691,217
LEISURE EQUIPMENT AND PRODUCTS — 0.2%
Hasbro, Inc.	495,300	21,763,482
MEDIA — 0.3%
Omnicom Group, Inc.	473,723	27,902,285
METALS AND MINING — 0.4%
Newmont Mining Corp.	999,800	41,881,622
MULTI-UTILITIES — 3.3%
Consolidated Edison, Inc.	3,097,978	189,069,598
PG&E Corp.	3,499,410	155,828,727
		344,898,325

12

Shares/ Principal Amount	Value
OIL, GAS AND CONSUMABLE FUELS — 11.8%
Chevron Corp.	1,696,192	$201,541,533
El Paso Pipeline Partners LP	2,350,342	103,086,000
EQT Corp.	489,578	33,168,910
Exxon Mobil Corp.	3,279,482	295,514,123
Occidental Petroleum Corp.	1,998,500	156,622,445
Royal Dutch Shell plc, Class A	7,673,666	247,781,304
Spectra Energy Partners LP	1,789,680	70,423,908
Total SA	2,398,425	114,845,070
		1,222,983,293
PHARMACEUTICALS — 10.2%
Bristol-Myers Squibb Co.	799,729	32,940,837
Eli Lilly & Co.	999,588	56,766,603
Johnson & Johnson	6,149,480	501,367,104
Merck & Co., Inc.	4,999,431	221,124,833
Pfizer, Inc.	6,999,779	202,013,622
Teva Pharmaceutical Industries Ltd. ADR	997,400	39,576,832
		1,053,789,831
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
American Tower Corp.	189,100	14,545,572
Annaly Capital Management, Inc.	1,999,900	31,778,411
Rayonier, Inc.	499,186	29,786,429
		76,110,412
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.6%
Applied Materials, Inc.	5,998,102	80,854,415
Intel Corp.	3,995,400	87,299,490
		168,153,905
SOFTWARE — 0.6%
Microsoft Corp.	1,999,214	57,197,513
THRIFTS AND MORTGAGE FINANCE — 1.4%
Capitol Federal Financial, Inc.(1)	9,582,659	115,662,694
People’s United Financial, Inc.	1,880,106	25,268,625
		140,931,319
WIRELESS TELECOMMUNICATION SERVICES — 0.6%
Vodafone Group plc	9,997,376	28,345,492
Vodafone Group plc ADR	1,199,300	34,072,113
		62,417,605
TOTAL COMMON STOCKS (Cost $5,982,806,264)		7,362,997,132
Convertible Bonds — 12.8%
AEROSPACE AND DEFENSE — 1.2%
Goldman Sachs Group, Inc. (The), (convertible into General Dynamics Corp.), MTN, 2.85%, 7/17/13(2)(3)	333,000	23,828,481
L-3 Communications Holdings, Inc., 3.00%, 8/1/35	76,624,000	77,869,140
Morgan Stanley, (convertible into General Dynamics Corp.), 4.05%, 6/7/13(2)(3)	379,200	26,081,376
		127,778,997
CAPITAL MARKETS — 0.6%
Janus Capital Group, Inc., 3.25%, 7/15/14	58,542,000	61,688,633
ENERGY EQUIPMENT AND SERVICES — 0.4%
Credit Suisse, (Convertible into Schlumberger Ltd.), MTN, 2.35%, 9/25/13(2)(3)	580,753	43,158,659
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.9%
Hologic, Inc., 2.00%, 12/15/13(4)	186,246,000	187,294,565
Medtronic, Inc., 1.625%, 4/15/13	8,362,000	8,372,452
		195,667,017
HEALTH CARE PROVIDERS AND SERVICES — 2.3%
LifePoint Hospitals, Inc., 3.50%, 5/15/14	187,828,000	205,789,052
WellPoint, Inc., 2.75%, 10/15/42(3)	29,165,000	32,008,588
		237,797,640
HOTELS, RESTAURANTS AND LEISURE — 1.6%
International Game Technology, 3.25%, 5/1/14	153,415,000	165,784,084
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
UBS AG, (convertible into Agilent Technologies), 5.17%, 7/1/13(2)(3)	550,000	23,287,000
MEDIA — 1.8%
tw telecom, inc., 2.375%, 4/1/26	134,972,000	182,549,630
PHARMACEUTICALS — 0.1%
Morgan Stanley, (convertible into Hospira, Inc.), 4.00%, 8/21/13(2)(3)	395,000	12,855,275
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Starwood Property Trust, Inc., 4.55%, 3/1/18	14,889,000	16,433,734

13

Shares/ Principal Amount	Value
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.5%
Intel Corp., 2.95%, 12/15/35	$134,645,000	$143,228,619
Microchip Technology, Inc., 2.125%, 12/15/37	80,004,000	114,005,700
		257,234,319
TOTAL CONVERTIBLE BONDS (Cost $1,284,252,398)		1,324,234,988
Convertible Preferred Stocks — 10.6%
COMMERCIAL BANKS — 4.9%
Wells Fargo & Co., 7.50%	395,799	510,085,961
DIVERSIFIED FINANCIAL SERVICES — 1.0%
Bank of America Corp., 7.25%	82,977	101,079,262
FOOD PRODUCTS — 0.2%
Post Holdings, Inc., 3.75%(3)	192,849	20,900,975
INSURANCE — 0.6%
MetLife, Inc., 5.00%, 9/4/13	1,269,961	62,736,074
MACHINERY — 2.3%
Stanley Black & Decker, Inc., 4.75%, 11/17/15	1,828,885	231,518,552
OIL, GAS AND CONSUMABLE FUELS — 0.9%
Apache Corp., 6.00%, 8/1/13	2,035,213	90,648,387
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
Health Care REIT, Inc., 6.50%	1,199,993	74,531,565
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $977,541,867)		1,091,500,776
Preferred Stocks — 1.9%
COMMERCIAL BANKS — 0.3%
US Bancorp, 6.00%	898,484	25,013,795
DIVERSIFIED FINANCIAL SERVICES — 1.6%
Citigroup, Inc., 5.95%,	60,058,000	62,385,248
General Electric Capital Corp., 6.25%	97,100,000	106,853,112
		169,238,360
TOTAL PREFERRED STOCKS (Cost $186,321,730)		194,252,155
Exchange-Traded Funds — 0.2%
iShares Russell 1000 Value Index Fund (Cost $16,097,316)	199,300	$16,177,181
Temporary Cash Investments — 3.0%
Federal Farm Credit Discount Notes, 0.03%, 4/5/13(5)	$50,000,000	49,999,950
Federal Home Loan Bank Discount Notes, 0.00%, 4/1/13(5)	84,936,000	84,936,000
Federal Home Loan Bank Discount Notes, 0.01%, 4/8/13(5)	25,000,000	24,999,950
Federal Home Loan Bank Discount Notes, 0.02%, 4/15/13(5)	25,000,000	24,999,900
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $10,777,732), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery value $10,564,413)		10,564,284
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $32,350,691), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $31,693,311)		31,692,853
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $10,779,596), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $10,564,401)		10,564,284
SSgA U.S. Government Money Market Fund	68,155,930	68,155,930
TOTAL TEMPORARY CASH INVESTMENTS (Cost $305,912,942)		305,913,151
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $8,752,932,517)		10,295,075,383
OTHER ASSETS AND LIABILITIES — 0.2%		23,815,670
TOTAL NET ASSETS — 100.0%		$10,318,891,053

14

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
2,195,615	GBP for USD	Credit Suisse AG	4/30/13	$3,335,632	$12,042

(Value on Settlement Date $3,323,590)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
27,687,371	CHF for USD	Credit Suisse AG	4/30/13	$29,175,773	$8,150
240,841,604	EUR for USD	UBS AG	4/30/13	308,777,188	1,499,050
6,617,055	EUR for USD	UBS AG	4/30/13	8,483,566	22,989
9,477,680	EUR for USD	UBS AG	4/30/13	12,151,104	8,759
35,122,820	GBP for USD	Credit Suisse AG	4/30/13	53,359,456	(61,279)
4,676,130,500	JPY for USD	Credit Suisse AG	4/30/13	49,683,767	177,939
				$461,630,854	$1,655,608

(Value on Settlement Date $463,286,462)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CHF = Swiss Franc
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
MTN = Medium Term Note
USD = United States Dollar
(1)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(2)	Equity-linked debt security. The aggregated value of these securities at the period end was $129,210,791, which represented 1.3% of total net assets.
(3)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $182,120,354, which represented 1.8% of total net assets.

(4)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.
(5)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities — unaffiliated, at value (cost of $8,451,767,733)	$9,940,683,935
Investment securities — affiliated, at value (cost of $301,164,784)	354,391,448
Total investment securities, at value (cost of $8,752,932,517)	10,295,075,383
Cash	237,600
Foreign currency holdings, at value (cost of $1,837,746)	1,758,108
Receivable for investments sold	100,206,977
Receivable for capital shares sold	6,879,115
Unrealized gain on forward foreign currency exchange contracts	1,728,929
Dividends and interest receivable	30,812,203
10,436,698,315

Liabilities
Payable for investments purchased	101,275,635
Payable for capital shares redeemed	7,651,997
Unrealized loss on forward foreign currency exchange contracts	61,279
Accrued management fees	7,789,300
Distribution and service fees payable	1,029,051
117,807,262

Net Assets	$10,318,891,053

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,693,648,634
Undistributed net investment income	7,820,981
Undistributed net realized gain	73,677,593
Net unrealized appreciation	1,543,743,845
$10,318,891,053

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$5,504,358,531	649,771,627	$8.47
Institutional Class, $0.01 Par Value	$1,527,723,381	180,264,226	$8.47
A Class, $0.01 Par Value	$2,631,736,923	310,666,054	$8.47*
B Class, $0.01 Par Value	$7,303,713	861,105	$8.48
C Class, $0.01 Par Value	$467,913,131	55,226,283	$8.47
R Class, $0.01 Par Value	$179,855,374	21,279,552	$8.45

*Maximum offering price $8.99 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Dividends (including $16,854,127 from affiliates and net of foreign taxes withheld of $2,129,174)	$305,348,619
Interest	43,652,805
349,001,424

Expenses:
Management fees	88,251,751
Distribution and service fees:
A Class	6,212,640
B Class	73,943
C Class	4,540,930
R Class	886,355
Directors’ fees and expenses	449,840
Other expenses	855
100,416,314

Net investment income (loss)	248,585,110

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(81,694) from affiliates)	589,774,568
Foreign currency transactions	21,941,943
611,716,511

Change in net unrealized appreciation (depreciation) on:
Investments	457,490,863
Translation of assets and liabilities in foreign currencies	2,931,577
460,422,440

Net realized and unrealized gain (loss)	1,072,138,951

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,320,724,061

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$248,585,110	$237,096,384
Net realized gain (loss)	611,716,511	186,359,998
Change in net unrealized appreciation (depreciation)	460,422,440	143,635,656
Net increase (decrease) in net assets resulting from operations	1,320,724,061	567,092,038

Distributions to Shareholders
From net investment income:
Investor Class	(141,411,242)	(133,934,423)
Institutional Class	(39,268,857)	(30,375,519)
A Class	(60,626,082)	(55,609,804)
B Class	(125,779)	(124,278)
C Class	(7,713,146)	(6,952,203)
R Class	(3,904,523)	(3,266,917)
From net realized gains:
Investor Class	(54,375,647)	—
Institutional Class	(14,101,988)	—
A Class	(25,558,607)	—
B Class	(75,975)	—
C Class	(4,635,644)	—
R Class	(1,808,569)	—
Decrease in net assets from distributions	(353,606,059)	(230,263,144)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(495,740,206)	768,776,664

Net increase (decrease) in net assets	471,377,796	1,105,605,558

Net Assets
Beginning of period	9,847,513,257	8,741,907,699
End of period	$10,318,891,053	$9,847,513,257

Undistributed net investment income	$7,820,981	$22,053,982

See Notes to Financial Statements.

18

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

19

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

20

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended March 31, 2013 was 0.93% for the Investor Class, A Class, B Class, C Class and R Class and 0.73% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2013 are detailed in the Statement of Operations.

21

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 were $7,836,834,574 and $8,580,424,766, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2013		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,000,000,000		3,000,000,000
Sold	76,024,391	$597,947,028	183,611,985	$1,328,983,224
Issued in reinvestment of distributions	22,338,077	174,877,435	16,255,997	117,446,250
Redeemed	(146,334,035)	(1,151,473,579)	(191,356,471)	(1,379,718,214)
	(47,971,567)	(378,649,116)	8,511,511	66,711,260
Institutional Class/Shares Authorized	800,000,000		800,000,000
Sold	46,181,538	363,530,803	90,462,897	657,681,992
Issued in reinvestment of distributions	6,053,770	47,472,340	3,572,766	25,861,458
Redeemed	(43,198,213)	(341,038,687)	(43,099,659)	(313,129,646)
	9,037,095	69,964,456	50,936,004	370,413,804
A Class/Shares Authorized	1,000,000,000		1,000,000,000
Sold	46,885,114	369,627,808	110,972,956	804,010,632
Issued in reinvestment of distributions	10,511,256	82,265,889	7,323,855	52,884,615
Redeemed	(73,599,329)	(577,844,321)	(85,824,922)	(620,855,697)
	(16,202,959)	(125,950,624)	32,471,889	236,039,550
B Class/Shares Authorized	10,000,000		10,000,000
Sold	20,835	162,686	52,583	387,057
Issued in reinvestment of distributions	21,391	167,245	14,050	101,328
Redeemed	(183,461)	(1,448,864)	(152,563)	(1,094,195)
	(141,235)	(1,118,933)	(85,930)	(605,810)
C Class/Shares Authorized	250,000,000		250,000,000
Sold	2,928,355	23,068,339	18,520,092	133,849,226
Issued in reinvestment of distributions	1,199,209	9,371,585	708,012	5,101,099
Redeemed	(9,937,584)	(78,010,192)	(9,947,512)	(71,634,668)
	(5,810,020)	(45,570,268)	9,280,592	67,315,657
R Class/Shares Authorized	100,000,000		100,000,000
Sold	3,519,932	27,523,237	9,064,988	65,728,820
Issued in reinvestment of distributions	709,461	5,535,436	436,959	3,147,406
Redeemed	(6,031,434)	(47,474,394)	(5,518,101)	(39,974,023)
	(1,802,041)	(14,415,721)	3,983,846	28,902,203
Net increase (decrease)	(62,890,727)	$(495,740,206)	105,097,912	$768,776,664

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6. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2013 follows:

	March 31, 2012					March 31, 2013
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
Capitol Federal Financial, Inc.	8,798,659	$10,026,971	$ 898,418	$(71,662)	$ 9,574,452	9,582,659	$115,662,694
Piedmont Natural Gas Co., Inc.	1,097,902	85,400,576	325,339	(10,032)	3,159,248	3,799,512	124,927,954
WGL Holdings, Inc.	2,568,917	462,901	—	—	4,120,427	2,580,517	113,800,800
		$95,890,448	$1,223,757	$(81,694)	$16,854,127		$354,391,448

7. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$6,751,753,235	—	—
Foreign Common Stocks	73,648,945	$537,594,952	—
Convertible Bonds	—	1,324,234,988	—
Convertible Preferred Stocks	—	1,091,500,776	—
Preferred Stocks	—	194,252,155	—
Exchange-Traded Funds	16,177,181	—	—
Temporary Cash Investments	68,155,930	237,757,221	—
Total Value of Investment Securities	$6,909,735,291	$3,385,340,092	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$1,667,650	—

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8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of March 31, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $1,728,929 in unrealized gain on forward foreign currency exchange contracts and a liability of $61,279 in unrealized loss on forward foreign currency exchange contracts. For the year ended March 31, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $22,183,872 in net realized gain (loss) on foreign currency transactions and $3,023,835 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

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10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$253,049,629	$230,263,144
Long-term capital gains	$100,556,430	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$8,888,098,420
Gross tax appreciation of investments	$1,455,607,777
Gross tax depreciation of investments	(48,630,814)
Net tax appreciation (depreciation) of investments	$1,406,976,963
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(75,764)
Net tax appreciation (depreciation)	$1,406,901,199
Undistributed ordinary income	$14,004,345
Accumulated long-term gains	$204,336,875

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$7.69	0.21	0.86	1.07	(0.21)	(0.08)	(0.29)	$8.47	14.33%	0.93%	2.63%	83%	$5,504,359
2012	$7.43	0.20	0.25	0.45	(0.19)	—	(0.19)	$7.69	6.24%	0.95%	2.69%	115%	$5,363,783
2011	$6.76	0.21	0.67	0.88	(0.21)	—	(0.21)	$7.43	13.23%	0.96%	3.09%	146%	$5,123,937
2010	$5.42	0.18	1.33	1.51	(0.17)	—	(0.17)	$6.76	28.04%	0.97%	2.93%	105%	$3,829,492
2009	$7.30	0.22	(1.87)	(1.65)	(0.23)	—	(0.23)	$5.42	(22.98)%	0.98%	3.36%	296%	$2,913,351
Institutional Class
2013	$7.69	0.22	0.87	1.09	(0.23)	(0.08)	(0.31)	$8.47	14.69%	0.73%	2.83%	83%	$1,527,723
2012	$7.44	0.21	0.24	0.45	(0.20)	—	(0.20)	$7.69	6.31%	0.75%	2.89%	115%	$1,316,758
2011	$6.77	0.23	0.66	0.89	(0.22)	—	(0.22)	$7.44	13.60%	0.76%	3.29%	146%	$894,544
2010	$5.42	0.19	1.34	1.53	(0.18)	—	(0.18)	$6.77	28.30%	0.77%	3.13%	105%	$792,024
2009	$7.31	0.23	(1.88)	(1.65)	(0.24)	—	(0.24)	$5.42	(22.94)%	0.78%	3.56%	296%	$502,435
A Class
2013	$7.69	0.19	0.86	1.05	(0.19)	(0.08)	(0.27)	$8.47	14.05%	1.18%	2.38%	83%	$2,631,737
2012	$7.43	0.18	0.25	0.43	(0.17)	—	(0.17)	$7.69	5.98%	1.20%	2.44%	115%	$2,512,840
2011	$6.76	0.20	0.66	0.86	(0.19)	—	(0.19)	$7.43	12.95%	1.21%	2.84%	146%	$2,188,714
2010	$5.42	0.17	1.32	1.49	(0.15)	—	(0.15)	$6.76	27.71%	1.22%	2.68%	105%	$1,385,436
2009	$7.30	0.20	(1.86)	(1.66)	(0.22)	—	(0.22)	$5.42	(23.18)%	1.23%	3.11%	296%	$794,323

26

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2013	$7.70	0.13	0.86	0.99	(0.13)	(0.08)	(0.21)	$8.48	13.20%	1.93%	1.63%	83%	$7,304
2012	$7.44	0.12	0.26	0.38	(0.12)	—	(0.12)	$7.70	5.18%	1.95%	1.69%	115%	$7,716
2011	$6.77	0.15	0.66	0.81	(0.14)	—	(0.14)	$7.44	12.08%	1.96%	2.09%	146%	$8,102
2010	$5.42	0.12	1.33	1.45	(0.10)	—	(0.10)	$6.77	26.92%	1.97%	1.93%	105%	$7,383
2009	$7.30	0.15	(1.86)	(1.71)	(0.17)	—	(0.17)	$5.42	(23.75)%	1.98%	2.36%	296%	$2,392
C Class
2013	$7.69	0.13	0.86	0.99	(0.13)	(0.08)	(0.21)	$8.47	13.21%	1.93%	1.63%	83%	$467,913
2012	$7.44	0.12	0.25	0.37	(0.12)	—	(0.12)	$7.69	5.05%	1.95%	1.69%	115%	$469,355
2011	$6.77	0.15	0.66	0.81	(0.14)	—	(0.14)	$7.44	12.25%	1.96%	2.09%	146%	$384,918
2010	$5.42	0.12	1.33	1.45	(0.10)	—	(0.10)	$6.77	26.74%	1.97%	1.93%	105%	$193,776
2009	$7.30	0.15	(1.86)	(1.71)	(0.17)	—	(0.17)	$5.42	(23.75)%	1.98%	2.36%	296%	$96,930
R Class
2013	$7.67	0.17	0.86	1.03	(0.17)	(0.08)	(0.25)	$8.45	13.81%	1.43%	2.13%	83%	$179,855
2012	$7.42	0.16	0.24	0.40	(0.15)	—	(0.15)	$7.67	5.59%	1.45%	2.19%	115%	$177,061
2011	$6.75	0.18	0.66	0.84	(0.17)	—	(0.17)	$7.42	12.68%	1.46%	2.59%	146%	$141,693
2010	$5.41	0.15	1.32	1.47	(0.13)	—	(0.13)	$6.75	27.44%	1.47%	2.43%	105%	$92,239
2009	$7.29	0.18	(1.86)	(1.68)	(0.20)	—	(0.20)	$5.41	(23.40)%	1.48%	2.86%	296%	$35,588

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

28

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Income Fund of American Century Capital Portfolios, Inc., as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2013

29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because of his employment with American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012).	65	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

33

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2013.

For corporate taxpayers, the fund hereby designates $253,049,629, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $100,556,430, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2013.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78330   1305

ANNUAL REPORT   MARCH 31, 2013

Market Neutral Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	29
Management	30
Additional Information	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

In 2012, identity theft impacted 12.6 million Americans and roughly 16.5% or 2.1 million of those attacks took place in retirement or investment accounts. At a recent meeting, the board discussed the programs in place at American Century Investments to help protect shareholder accounts from identity theft and similar threats. As a part of that effort, American Century Investments’ personnel investigate possible identity theft events on an almost daily basis. In order to protect financial accounts from theft, there are several steps that every investor should take.

If you travel, take steps to ensure your mail is secure. Request a vacation hold or ask a trusted relative or friend to collect mail for you. If you are expecting financial paperwork, be mindful of when it is to arrive or have it delivered to a place other than your home. Consider using a post office box as a secure alternative.

When discarding documents, be sure to shred or otherwise destroy any receipts, credit offers, bank statements, insurance forms, or similar documents containing personal or financial information.

Be creative with electronic passwords and keep them private. For example, think of a phrase and use the first letter of each word as your password or substitute numbers for similarly appearing letters (4 for A, 8 for G, etc.).

Finally, be alert to impersonators. Do not give personal information over the phone unless you initiated the contact. If you receive an email asking you for information regarding an account, do not respond to the email or click any links. Rather, contact the company through their official website or call the customer service number listed on your account statement.

These few precautions could prevent a major identity theft problem. If you would like to know more about protecting your American Century Investments accounts, please visit our website at www.americancentury.com/security/protect_yourself_online.jsp.

If you have any thoughts you would like to share with the board, send them to dhpratt@fundboardchair.com. Thank you for your loyalty as an American Century Investments shareholder.

Best regards,

Don Pratt

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Central Bank Actions, Relative U.S. Economic Gains

Drove Stocks Higher

Stock market performance remained robust during the 12-month period ended March 31, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, a series of disappointing U.S. economic data, combined with ongoing problems in Europe, triggered recession fears and a short-term market selloff. In this environment, investors presumed the European Central Bank and the U.S. Federal Reserve would step in with additional stimulus measures. These presumptions were correct, and a series of central bank programs helped keep stocks and other riskier assets in favor.

Stock market sentiment shifted in late-2012, as market anxiety surrounding November’s presidential election quickly turned to worries about the year-end “fiscal cliff” of federal tax hikes and spending cuts. When the dust settled in early 2013, investors refocused on the nation’s economic and corporate data. Improving housing data, modest job growth, and generally favorable corporate earnings fueled a strong rally that ended the 12-month period on an upbeat note.

Value stocks sharply outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong one-year returns from the health care, telecommunication services, and consumer staples sectors, where many value-oriented stocks reside.

Stock Selection Remains Key

Looking ahead, economic growth should remain muted and stock valuations should be marginally attractive relative to historical averages, as corporate profit margins have started to decline from record highs.

Our decades of value investing have demonstrated that companies themselves have had a greater long-term influence on their relative success than broader macroeconomic trends. As such, we believe it’s much more beneficial to focus on the merits of individual companies than economic ebbs and flows. Our disciplined, bottom-up approach to stock selection is designed to help us uncover undervalued companies expected to benefit from fundamental business trends, a new product launch, market share gains, secular change, or beneficial acquisition, regardless of broader macroeconomic shifts.

U.S. Stock Index Returns
For the 12 months ended March 31, 2013
Russell 1000 Index (Large-Cap)	14.43%	Russell 2000 Index (Small-Cap)	16.30%
Russell 1000 Growth Index	10.09%	Russell 2000 Growth Index	14.52%
Russell 1000 Value Index	18.76%	Russell 2000 Value Index	18.09%
Russell Midcap Index	17.30%
Russell Midcap Growth Index	12.76%
Russell Midcap Value Index	21.49%

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class(1)	ACVVX	2.61%	4.13%	10/31/11
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.08%	0.07%	—
Institutional Class(1)	ACVKX	2.81%	4.34%	10/31/11
A Class(1) No sales charge* With sales charge*	ACVQX	2.32% -3.57%	3.85% -0.40%	10/31/11
C Class(1)	ACVHX	1.54%	3.08%	10/31/11
R Class(1)	ACVWX	2.13%	3.64%	10/31/11

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility and short sales risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011

*	From 10/31/11, the Investor Class’s inception date. Not annualized.
**	Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
5.24%	5.04%	5.49%	6.24%	5.74%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility and short sales risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Phil Davidson, Michael Liss, and Kevin Toney

Performance Summary

Market Neutral Value returned 2.61%* (including operating expenses) for the 12 months ended March 31, 2013. This compares to the 0.08% return of its benchmark, the Barclays U.S. 1–3 Month Treasury Bill Index.

U.S. equities recorded robust gains during the one-year reporting period (as described in the Market Perspective on page 4), with the S&P 500 Index reaching a record closing high on the final trading day. Value stocks, which do not generally lead broad market rallies, outperformed growth stocks across the capitalization spectrum. Large-cap and small-cap value stocks generated strong returns during the reporting period but lagged mid-cap value stocks.

Market Neutral Value is a natural extension of our existing capabilities. The heart of the strategy is to pair highly correlated business models—going long the more undervalued company and short the overvalued company. We believe this helps reduce risks associated with shorting.

Positions in Industrials and Financials Contributed

Market Neutral Value benefited from its stance in the industrials and financials sectors. In industrials, the portfolio was long the Class A shares of HEICO Corp., a maker of jet engine and aircraft component parts, and it was short HEICO’s common stock. As the spread (or, difference in prices) between the two share classes narrowed during the reporting period, the portfolio’s positioning enhanced performance.

In the financials sector, the portfolio was long American Tower, a cell tower owner and operator that had converted into a real estate investment trust (REIT) in January 2012. Market Neutral Value was short a REIT exchange-traded fund (ETF) to capture the revaluation of American Tower to a REIT structure. The portfolio benefited as shares of American Tower appreciated during the reporting period, as the company experienced strong revenue growth amid increased demand for broadband services in the U.S. and growth in the number of its global communications sites.

Health Care was a Source of Weakness

In the health care sector, the portfolio’s performance was hampered by a long position in Mylan Pharmaceuticals, which was paired on the short side with fellow generic drug manufacturer Actavis (previously Watson Pharmaceuticals). After Watson Pharmaceuticals announced it would merge with Actavis, the company significantly outperformed and detracted from performance. We believe the market overvalued the benefits of the merger.

*	All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived.

Outlook

Market Neutral Value is designed to address several secular financial planning trends, including the need for an alternative to cash in this low interest rate environment, diversification resulting from not being correlated to equity markets, low market volatility exposure and a hedge against a rise in inflation and/or interest rates.

Fund Characteristics

MARCH 31, 2013
Top Ten Long Holdings	% of net assets
Hubbell, Inc., Class A	4.42%
iShares Russell 1000 Value Index Fund	4.21%
HEICO Corp., Class A	4.01%
Unilever NV ADR	3.53%
Royal Dutch Shell plc, Class A, ADR	3.49%
Molex, Inc., Class A	2.87%
Telephone & Data Systems, Inc.	2.42%
Rush Enterprises, Inc., Class B	2.24%
Xcel Energy, Inc.	2.24%
Kinder Morgan Energy Partners LP	2.00%

Top Ten Short Holdings	% of net assets
Hubbell, Inc., Class B	(4.38)%
HEICO Corp.	(3.99)%
Kinder Morgan Management LLC	(3.75)%
Unilever plc ADR	(3.68)%
Royal Dutch Shell plc, Class B, ADR	(3.47)%
Molex, Inc.	(2.87)%
Utilities Select Sector SPDR Fund	(2.77)%
iShares Russell 1000 Growth Index Fund	(2.53)%
United States Cellular Corp.	(2.42)%
Duke Energy Corp.	(2.24)%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	64.4%
Foreign Common Stocks**	11.2%
Exchange-Traded Funds	4.3%
Convertible Bonds	2.7%
Domestic Common Stocks Sold Short	(65.6)%
Foreign Common Stocks Sold Short**	(8.4)%
Exchange-Traded Funds Sold Short	(8.7)%
Temporary Cash Investments	22.0%
Other Assets and Liabilities*	78.1%

*	Amount relates primarily to deposits with broker for securities sold short at period end.
**	Includes depositary shares, dual listed securities and foreign ordinary shares.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 - 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,007.60	$23.82	4.76%
Investor Class (before waiver)	$1,000	$1,007.60(2)	$25.33	5.06%
Institutional Class (after waiver)	$1,000	$1,008.60	$22.84	4.56%
Institutional Class (before waiver)	$1,000	$1,008.60(2)	$24.34	4.86%
A Class (after waiver)	$1,000	$1,006.60	$25.06	5.01%
A Class (before waiver)	$1,000	$1,006.60(2)	$26.56	5.31%
C Class (after waiver)	$1,000	$1,002.80	$28.76	5.76%
C Class (before waiver)	$1,000	$1,002.80(2)	$30.26	6.06%
R Class (after waiver)	$1,000	$1,005.70	$26.30	5.26%
R Class (before waiver)	$1,000	$1,005.70(2)	$27.80	5.56%
Hypothetical
Investor Class (after waiver)	$1,000	$1,001.20	$23.75	4.76%
Investor Class (before waiver)	$1,000	$999.70	$25.23	5.06%
Institutional Class (after waiver)	$1,000	$1,002.19	$22.76	4.56%
Institutional Class (before waiver)	$1,000	$1,000.70	$24.24	4.86%
A Class (after waiver)	$1,000	$999.95	$24.98	5.01%
A Class (before waiver)	$1,000	$998.45	$26.46	5.31%
C Class (after waiver)	$1,000	$996.21	$28.67	5.76%
C Class (before waiver)	$1,000	$994.72	$30.14	6.06%
R Class (after waiver)	$1,000	$998.70	$26.21	5.26%
R Class (before waiver)	$1,000	$997.21	$27.69	5.56%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

Schedule of Investments

MARCH 31, 2013

	Shares	Value
Common Stocks — 75.6%
AEROSPACE AND DEFENSE — 6.6%
General Dynamics Corp.(1)	2,628	$185,300
HEICO Corp., Class A(1)	14,544	499,005
Northrop Grumman Corp.(1)	898	62,995
Rockwell Collins, Inc.(1)	1,233	77,827
		825,127
AIR FREIGHT AND LOGISTICS — 0.7%
United Parcel Service, Inc., Class B(1)	1,036	88,992
AUTOMOBILES — 0.5%
Honda Motor Co. Ltd. ADR(1)	443	16,949
Toyota Motor Corp. ADR(1)	408	41,877
		58,826
BEVERAGES — 2.1%
Dr Pepper Snapple Group, Inc.(1)	2,710	127,234
PepsiCo, Inc.	1,643	129,978
		257,212
CAPITAL MARKETS — 1.2%
Northern Trust Corp.(1)	2,816	153,641
CHEMICALS — 0.4%
E.I. du Pont de Nemours & Co.(1)	251	12,339
Mosaic Co. (The)	687	40,952
		53,291
COMMERCIAL BANKS — 2.4%
KeyCorp(1)	8,972	89,361
PNC Financial Services Group, Inc.(1)	3,083	205,020
		294,381
COMMERCIAL SERVICES AND SUPPLIES — 1.9%
ADT Corp. (The)(1)	996	48,744
Republic Services, Inc.(1)	1,743	57,519
Tyco International Ltd.(1)	4,163	133,216
		239,479
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.6%
CenturyLink, Inc.(1)	3,495	122,779
tw telecom, inc., Class A(1)(2)	3,237	81,540
		204,319
ELECTRIC UTILITIES — 4.8%
Great Plains Energy, Inc.(1)	6,093	141,297
NV Energy, Inc.(1)	3,215	64,396
Westar Energy, Inc.(1)	3,526	116,993
Xcel Energy, Inc.(1)	9,385	278,734
		601,420
ELECTRICAL EQUIPMENT — 4.9%
Brady Corp., Class A	1,842	61,762
Hubbell, Inc., Class A(1)	6,246	549,648
		611,410
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 2.9%
Molex, Inc., Class A(1)	14,800	356,976
ENERGY EQUIPMENT AND SERVICES — 0.3%
Schlumberger Ltd.(1)	425	31,828
FOOD AND STAPLES RETAILING — 0.9%
Sysco Corp.(1)	3,030	106,565
FOOD PRODUCTS — 4.5%
General Mills, Inc.(1)	1,813	89,399
Pinnacle Foods, Inc.(2)	1,404	31,183
Unilever NV ADR	10,699	438,659
		559,241
GAS UTILITIES — 1.2%
AGL Resources, Inc.(1)	2,137	89,647
Piedmont Natural Gas Co., Inc.(1)	1,798	59,118
		148,765
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.8%
Boston Scientific Corp.(1)(2)	3,846	30,037
CareFusion Corp.(1)(2)	376	13,156
Medtronic, Inc.(1)	529	24,842
Stryker Corp.(1)	473	30,859
		98,894
HEALTH CARE PROVIDERS AND SERVICES — 1.7%
LifePoint Hospitals, Inc.(1)(2)	3,267	158,319
UnitedHealth Group, Inc.(1)	866	49,544
		207,863
HOTELS, RESTAURANTS AND LEISURE — 1.6%
Carnival Corp.(1)	5,640	193,452
HOUSEHOLD DURABLES — 1.3%
Lennar Corp., Class B(1)	4,953	159,784
HOUSEHOLD PRODUCTS — 0.6%
Procter & Gamble Co. (The)(1)	964	74,286
INDUSTRIAL CONGLOMERATES — 0.8%
Koninklijke Philips Electronics NV(1)	3,178	93,910
INSURANCE — 3.7%
Chubb Corp. (The)(1)	585	51,205
Crawford & Co., Class A(1)	44,401	235,325
MetLife, Inc.(1)	3,088	117,406
Symetra Financial Corp.(1)	4,527	60,707
		464,643

Shares	Value
LEISURE EQUIPMENT AND PRODUCTS — 1.5%
Hasbro, Inc.(1)	4,123	$181,165
LIFE SCIENCES TOOLS AND SERVICES — 1.7%
Agilent Technologies, Inc.(1)	4,958	208,087
MACHINERY — 1.0%
Woodward, Inc.(1)	3,152	125,324
MEDIA — 0.5%
Time Warner Cable, Inc.(1)	615	59,077
METALS AND MINING — 0.2%
Newmont Mining Corp.	556	23,291
MULTI-UTILITIES — 0.7%
PG&E Corp.(1)	2,091	93,112
MULTILINE RETAIL — 0.4%
Nordstrom, Inc.	949	52,413
OIL, GAS AND CONSUMABLE FUELS — 10.9%
Apache Corp.(1)	397	30,633
EQT Midstream Partners LP	2,369	91,917
Imperial Oil Ltd.(1)	992	40,533
Kinder Morgan Energy Partners LP	2,767	248,394
Linn Energy LLC(1)	1,473	55,827
Occidental Petroleum Corp.	865	67,790
PAA Natural Gas Storage LP(1)	9,929	212,381
Royal Dutch Shell plc, Class A, ADR(1)	6,667	434,422
Total SA ADR(1)	2,224	106,707
Williams Partners LP	1,188	61,538
		1,350,142
PHARMACEUTICALS — 2.2%
Hospira, Inc.(1)(2)	2,237	73,440
Johnson & Johnson(1)	1,643	133,954
Teva Pharmaceutical Industries Ltd. ADR(1)	1,710	67,853
		275,247
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.5%
AvalonBay Communities, Inc.(1)	732	92,723
Corrections Corp. of America(1)	2,344	91,580
		184,303
ROAD AND RAIL — 0.5%
Heartland Express, Inc.(1)	4,902	65,393
SPECIALTY RETAIL — 1.3%
Bed Bath & Beyond, Inc.(1)(2)	2,606	167,879
TRADING COMPANIES AND DISTRIBUTORS — 2.2%
Rush Enterprises, Inc., Class B(1)(2)	13,560	279,336

	Shares/ Principal Amount	Value
WIRELESS TELECOMMUNICATION SERVICES — 3.6%
Telephone & Data Systems, Inc.(1)	14,278	$300,838
Vodafone Group plc ADR(1)	5,383	152,931
		453,769
TOTAL COMMON STOCKS (Cost $8,713,438)		9,402,843
Exchange-Traded Funds — 4.3%
iShares Russell 1000 Value Index Fund(1)	6,452	523,709
Market Vectors Gold Miners(1)	228	8,630
TOTAL EXCHANGE-TRADED FUNDS (Cost $470,127)		532,339
Convertible Bonds — 2.7%
PAPER AND FOREST PRODUCTS — 1.1%
Rayonier TRS Holdings, Inc., 4.50%, 8/15/15(1)	$75,000	135,422
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.6%
National Retail Properties, Inc., 5.125%, 6/15/28(1)	140,000	196,700
TOTAL CONVERTIBLE BONDS (Cost $265,996)		332,122
Temporary Cash Investments — 22.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $243,707), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery value $238,884)		238,881
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $731,518), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $716,653)		716,643
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $243,750), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $238,884)		238,881
SSgA U.S. Government Money Market Fund	1,540,957	1,540,957
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,735,362)		2,735,362
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 104.6% (Cost $12,184,923)		13,002,666

	Shares	Value
Securities Sold Short — (82.7)%
Common Stocks Sold Short — (74.0)%
AEROSPACE AND DEFENSE — (6.6)%
Boeing Co. (The)	(1,155)	$(99,157)
HEICO Corp.	(11,436)	(496,437)
Honeywell International, Inc.	(2,195)	(165,393)
Lockheed Martin Corp.	(665)	(64,186)
		(825,173)
AUTOMOBILES — (0.5)%
General Motors Co.	(2,125)	(59,117)
BEVERAGES — (2.1)%
Coca-Cola Co. (The)	(6,398)	(258,735)
BIOTECHNOLOGY — (0.7)%
Amgen, Inc.	(871)	(89,286)
CAPITAL MARKETS — (1.2)%
Bank of New York Mellon Corp. (The)	(2,529)	(70,786)
BlackRock, Inc.	(327)	(84,000)
		(154,786)
CHEMICALS — (0.1)%
Dow Chemical Co. (The)	(387)	(12,322)
COMMERCIAL BANKS — (1.4)%
Fifth Third Bancorp.	(10,399)	(169,608)
COMMERCIAL SERVICES AND SUPPLIES — (0.5)%
Waste Management, Inc.	(1,490)	(58,423)
DIVERSIFIED FINANCIAL SERVICES — (1.0)%
JPMorgan Chase & Co.	(2,610)	(123,871)
DIVERSIFIED TELECOMMUNICATION SERVICES — (2.9)%
Consolidated Communications Holdings, Inc.	(1,727)	(30,309)
Verizon Communications, Inc.	(5,656)	(277,992)
Windstream Corp.	(6,200)	(49,290)
		(357,591)
ELECTRIC UTILITIES — (4.0)%
Duke Energy Corp.	(3,843)	(278,963)
Southern Co. (The)	(4,766)	(223,621)
		(502,584)
ELECTRICAL EQUIPMENT — (5.7)%
Eaton Corp. plc	(2,045)	(125,256)
Emerson Electric Co.	(624)	(34,863)
Hubbell, Inc., Class B	(5,613)	(545,079)
		(705,198)
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — (2.9)%
Molex, Inc.	(12,205)	(357,362)
ENERGY EQUIPMENT AND SERVICES — (0.3)%
Halliburton Co.	(793)	(32,045)
FOOD PRODUCTS — (4.6)%
ConAgra Foods, Inc.	(1,723)	(61,701)
Kellogg Co.	(899)	(57,922)
Unilever plc ADR	(10,821)	(457,079)
		(576,702)
HEALTH CARE EQUIPMENT AND SUPPLIES — (0.1)%
Baxter International, Inc.	(184)	(13,366)
HEALTH CARE PROVIDERS AND SERVICES — (1.7)%
Cigna Corp.	(796)	(49,646)
HCA Holdings, Inc.	(3,887)	(157,929)
		(207,575)
HOTELS, RESTAURANTS AND LEISURE — (2.4)%
Carnival plc ADR	(3,834)	(134,305)
Darden Restaurants, Inc.	(2,109)	(108,993)
Royal Caribbean Cruises Ltd.	(1,825)	(60,627)
		(303,925)
HOUSEHOLD DURABLES — (1.3)%
Lennar Corp., Class A	(3,846)	(159,532)
HOUSEHOLD PRODUCTS — (0.5)%
Kimberly-Clark Corp.	(596)	(58,396)
INSURANCE — (3.7)%
Berkshire Hathaway, Inc., Class B	(494)	(51,475)
Crawford & Co., Class B	(30,870)	(234,303)
Prudential Financial, Inc.	(3,022)	(178,268)
		(464,046)
LEISURE EQUIPMENT AND PRODUCTS — (1.5)%
Mattel, Inc.	(4,148)	(181,641)
LIFE SCIENCES TOOLS AND SERVICES — (1.3)%
Thermo Fisher Scientific, Inc.	(2,094)	(160,170)
MACHINERY — (2.6)%
Caterpillar, Inc.	(1,774)	(154,285)
Deere & Co.	(2,033)	(174,797)
		(329,082)
MEDIA — (0.5)%
Comcast Corp., Class A	(1,437)	(60,368)
METALS AND MINING — (0.3)%
Barrick Gold Corp.	(788)	(23,167)
Freeport-McMoRan Copper & Gold, Inc.	(275)	(9,103)
		(32,270)
MULTILINE RETAIL — (2.3)%
Macy’s, Inc.	(5,261)	(220,120)
Sears Holdings Corp.	(1,385)	(69,209)
		(289,329)
OIL, GAS AND CONSUMABLE FUELS — (10.9)%
ConocoPhillips	(4,101)	(246,470)
Kinder Morgan Management LLC	(5,314)	(466,835)

	Shares	Value
LinnCo LLC	(1,436)	$(56,076)
Plains All American Pipeline LP	(2,732)	(154,303)
Royal Dutch Shell plc, Class B, ADR	(6,450)	(430,989)
		(1,354,673)
PHARMACEUTICALS — (1.1)%
Actavis, Inc.	(1,536)	(141,481)
REAL ESTATE INVESTMENT TRUSTS (REITs) — (3.4)%
Equity Residential	(1,702)	(93,712)
National Retail Properties, Inc.	(5,500)	(198,935)
Rayonier, Inc.	(2,277)	(135,869)
		(428,516)
ROAD AND RAIL — (1.3)%
CSX Corp.	(3,630)	(89,407)
Werner Enterprises, Inc.	(2,727)	(65,830)
		(155,237)
TRADING COMPANIES AND DISTRIBUTORS — (2.2)%
Rush Enterprises, Inc., Class A	(11,439)	(275,909)
WIRELESS TELECOMMUNICATION SERVICES — (2.4)%
United States Cellular Corp.	(8,371)	(301,356)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $8,642,959)		(9,199,675)
Exchange-Traded Funds Sold Short — (8.7)%
Industrial Select Sector SPDR Fund	(2,302)	(96,063)
iShares Dow Jones US Medical Devices Index Fund	(1,712)	(131,019)
iShares Russell 1000 Growth Index Fund	(4,418)	(315,092)
Utilities Select Sector SPDR Fund	(8,822)	(344,499)
Vanguard REIT ETF	(2,812)	(198,330)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $1,015,663)		(1,085,003)
TOTAL SECURITIES SOLD SHORT — (82.7)% (Proceeds $9,658,622)		(10,284,678)
OTHER ASSETS AND LIABILITIES(3) — 78.1%		9,717,718
TOTAL NET ASSETS — 100.0%		$12,435,706

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
834	CAD for USD	UBS AG	4/30/13	$820	—
80,848	GBP for USD	Credit Suisse AG	4/30/13	122,827	$555
				$123,647	$555
(Value on Settlement Date $123,092)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
38,033	CAD for USD	UBS AG	4/30/13	$37,417	$(238)
138,748	EUR for USD	UBS AG	4/30/13	177,886	864
3,891	EUR for USD	UBS AG	4/30/13	4,989	13
80,848	GBP for USD	Credit Suisse AG	4/30/13	122,827	(141)
5,014,256	JPY for USD	Credit Suisse AG	4/30/13	53,276	191
				$396,395	$689
(Value on Settlement Date $397,084)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CAD = Canadian Dollar
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
USD = United States Dollar
(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $7,280,155.

(2)	Non-income producing.
(3)	Amount relates primarily to deposits with broker for securities sold short at period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (cost of $12,184,923)	$13,002,666
Cash	4,758
Deposits with broker for securities sold short	9,602,233
Receivable for investments sold	1,127,645
Receivable for capital shares sold	75,306
Unrealized gain on forward foreign currency exchange contracts	1,623
Dividends and interest receivable	18,887
23,833,118

Liabilities
Securities sold short, at value (proceeds of $9,658,622)	10,284,678
Payable for investments purchased	1,084,436
Unrealized loss on forward foreign currency exchange contracts	379
Accrued management fees	15,647
Distribution and service fees payable	1,426
Dividend expense payable on securities sold short	10,620
Broker fees and charges payable on securities sold short	226
11,397,412

Net Assets	$12,435,706

Net Assets Consist of:
Capital (par value and paid-in surplus)	$12,383,114
Accumulated net investment loss	(306)
Accumulated net realized loss	(140,033)
Net unrealized appreciation	192,931
$12,435,706

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$8,214,311	801,615	$10.25
Institutional Class, $0.01 Par Value	$424,736	41,323	$10.28
A Class, $0.01 Par Value	$2,265,236	221,784	$10.21*
C Class, $0.01 Par Value	$1,110,869	109,975	$10.10
R Class, $0.01 Par Value	$420,554	41,333	$10.17
*Maximum offering price $10.83 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,672)	$140,367
Interest	16,464
156,831

Expenses:
Dividend expense on securities sold short	195,400
Broker fees and charges on securities sold short	19,661
Management fees	129,359
Distribution and service fees:
A Class	2,211
C Class	5,908
R Class	2,073
Directors’ fees and expenses	295
354,907
Fees waived	(20,557)
334,350

Net investment income (loss)	(177,519)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	644,976
Securities sold short transactions	(415,876)
Foreign currency transactions	11,990
241,090

Change in net unrealized appreciation (depreciation) on:
Investments	506,214
Securities sold short	(413,226)
Translation of assets and liabilities in foreign currencies	1,912
94,900

Net realized and unrealized gain (loss)	335,990

Net Increase (Decrease) in Net Assets Resulting from Operations	$158,471

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEAR ENDED MARCH 31, 2013 AND PERIOD ENDED MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012(1)
Operations
Net investment income (loss)	$(177,519)	$(47,722)
Net realized gain (loss)	241,090	74,676
Change in net unrealized appreciation (depreciation)	94,900	98,031
Net increase (decrease) in net assets resulting from operations	158,471	124,985

Distributions to Shareholders
From net realized gains:
Investor Class	(156,486)	—
Institutional Class	(13,536)	—
A Class	(30,858)	—
C Class	(18,244)	—
R Class	(13,536)	—
Decrease in net assets from distributions	(232,660)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	7,723,594	4,661,316

Net increase (decrease) in net assets	7,649,405	4,786,301

Net Assets
Beginning of period	4,786,301	—
End of period	$12,435,706	$4,786,301

Accumulated net investment loss	$(306)	—

(1)	October 31, 2011 (fund inception) through March 31, 2012.

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Market Neutral Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth, independent of equity market conditions.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on October 31, 2011, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.90% for the Investor Class, A Class, C Class and R Class and 1.70% for the Institutional Class. During the year ended March 31, 2013, the investment advisor voluntarily agreed to waive 0.30% of its management fee. This waiver will continue until at least August 1, 2013 and may be terminated by the investment advisor at any time thereafter. The total amount of the waiver for each class for the year ended March 31, 2013 was $13,636, $1,252, $2,653, $1,772 and $1,244 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the year ended March 31, 2013 was 1.60% for the Investor Class, A Class, C Class and R Class and 1.40% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2013 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. ACIM and the fund’s portfolio managers own 14% and 17%, respectively, of the outstanding shares of the fund.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended March 31, 2013 were $34,250,090 and $34,513,483, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2013		Period ended March 31, 2012(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	611,135	$6,294,241	363,789	$3,667,749
Issued in reinvestment of distributions	10,002	102,124	—	—
Redeemed	(121,705)	(1,250,450)	(61,606)	(625,965)
	499,432	5,145,915	302,183	3,041,784
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	—	—	40,000	400,000
Issued in reinvestment of distributions	1,323	13,536	—	—
	1,323	13,536	40,000	400,000
A Class/Shares Authorized	50,000,000		50,000,000
Sold	188,275	1,926,247	41,916	419,532
Issued in reinvestment of distributions	3,031	30,858	—	—
Redeemed	(11,438)	(116,976)	—	—
	179,868	1,840,129	41,916	419,532
C Class/Shares Authorized	50,000,000		50,000,000
Sold	68,167	692,234	40,000	400,000
Issued in reinvestment of distributions	1,808	18,244	—	—
	69,975	710,478	40,000	400,000
R Class/Shares Authorized	50,000,000		50,000,000
Sold	—	—	40,000	400,000
Issued in reinvestment of distributions	1,333	13,536	—	—
	1,333	13,536	40,000	400,000
Net increase (decrease)	751,931	$7,723,594	464,099	$4,661,316

(1)	October 31, 2011 (fund inception) through March 31, 2012.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$8,009,002	—	—
Foreign Common Stocks	1,393,841	—	—
Exchange-Traded Funds	532,339	—	—
Convertible Bonds	—	$332,122	—
Temporary Cash Investments	1,540,957	1,194,405	—
Total Value of Investment Securities	$11,476,139	$1,526,527	—

Securities Sold Short
Domestic Common Stocks	$(8,154,135)	—	—
Foreign Common Stocks	(1,045,540)	—	—
Exchange-Traded Funds	(1,085,003)	—	—
Total Value of Securities Sold Short	$(10,284,678)	—	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$1,244	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of March 31, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $1,623 in unrealized gain on forward foreign currency exchange contracts and a liability of $379 in unrealized loss on forward foreign currency exchange contracts. For the year ended March 31, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $11,990 in net realized gain (loss) on foreign currency transactions and $1,914 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the year ended March 31, 2013 and period ended March 31, 2012 were as follows:

	2013	2012(1)
Distributions Paid From
Ordinary income	$232,660	—
Long-term capital gains	—	—

(1)	October 31, 2011 (fund inception) through March 31, 2012.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The reclassifications, which are primarily due to net operating losses, were made to capital $(16), accumulated net investment loss $177,213, and accumulated net realized loss $(177,197).

As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$12,300,946
Gross tax appreciation of investments	$761,490
Gross tax depreciation of investments	(59,770)
Net tax appreciation (depreciation) of investments	$701,720
Net tax appreciation (depreciation) on securities sold short	$(884,246)
Net tax appreciation (depreciation)	$(182,526)
Undistributed ordinary income	$141,039
Accumulated long-term gains	$94,079

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From Net Realized Gains			Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations		Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Operating Expenses (excluding expenses on securities sold short)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$10.32	(0.25)	0.52	0.27	(0.34)	$10.25	2.61%	4.74%	5.04%	1.60%	(2.46)%	(2.76)%	588%	$8,214
2012(4)	$10.00	(0.11)	0.43	0.32	—	$10.32	3.20%	4.92%(5)	5.22%(5)	1.61%(5)	(2.49)%(5)	(2.79)%(5)	292%	$3,118
Institutional Class
2013	$10.33	(0.24)	0.53	0.29	(0.34)	$10.28	2.81%	4.54%	4.84%	1.40%	(2.26)%	(2.56)%	588%	$425
2012(4)	$10.00	(0.09)	0.42	0.33	—	$10.33	3.30%	4.72%(5)	5.02%(5)	1.41%(5)	(2.29)%(5)	(2.59)%(5)	292%	$413
A Class
2013	$10.31	(0.28)	0.52	0.24	(0.34)	$10.21	2.32%	4.99%	5.29%	1.85%	(2.71)%	(3.01)%	588%	$2,265
2012(4)	$10.00	(0.11)	0.42	0.31	—	$10.31	3.10%	5.17%(5)	5.47%(5)	1.86%(5)	(2.74)%(5)	(3.04)%(5)	292%	$432
C Class
2013	$10.28	(0.35)	0.51	0.16	(0.34)	$10.10	1.54%	5.74%	6.04%	2.60%	(3.46)%	(3.76)%	588%	$1,111
2012(4)	$10.00	(0.14)	0.42	0.28	—	$10.28	2.80%	5.92%(5)	6.22%(5)	2.61%(5)	(3.49)%(5)	(3.79)%(5)	292%	$411
R Class
2013	$10.30	(0.31)	0.52	0.21	(0.34)	$10.17	2.13%	5.24%	5.54%	2.10%	(2.96)%	(3.26)%	588%	$421
2012(4)	$10.00	(0.12)	0.42	0.30	–	$10.30	3.00%	5.42%(5)	5.72%(5)	2.11%(5)	(2.99)%(5)	(3.29)%(5)	292%	$412

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(4)	October 31, 2011 (fund inception) through March 31, 2012.
(5)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Market Neutral Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2013, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and the period from October 31, 2011 (fund inception) through March 31, 2012. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Market Neutral Value Fund of American Century Capital Portfolios, Inc., as of March 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from October 31, 2011 (fund inception) through March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2013

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because of his employment with American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, AC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012).	65	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2013.

For corporate taxpayers, the fund hereby designates $134,784, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $232,660 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78333   1305

ANNUAL REPORT    MARCH 31, 2013

Large Company Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	27
Management	28
Additional Information	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

In 2012, identity theft impacted 12.6 million Americans and roughly 16.5% or 2.1 million of those attacks took place in retirement or investment accounts. At a recent meeting, the board discussed the programs in place at American Century Investments to help protect shareholder accounts from identity theft and similar threats. As a part of that effort, American Century Investments’ personnel investigate possible identity theft events on an almost daily basis. In order to protect financial accounts from theft, there are several steps that every investor should take.

If you travel, take steps to ensure your mail is secure. Request a vacation hold or ask a trusted relative or friend to collect mail for you. If you are expecting financial paperwork, be mindful of when it is to arrive or have it delivered to a place other than your home. Consider using a post office box as a secure alternative.

When discarding documents, be sure to shred or otherwise destroy any receipts, credit offers, bank statements, insurance forms, or similar documents containing personal or financial information.

Be creative with electronic passwords and keep them private. For example, think of a phrase and use the first letter of each word as your password or substitute numbers for similarly appearing letters (4 for A, 8 for G, etc.).

Finally, be alert to impersonators. Do not give personal information over the phone unless you initiated the contact. If you receive an email asking you for information regarding an account, do not respond to the email or click any links. Rather, contact the company through their official website or call the customer service number listed on your account statement.

These few precautions could prevent a major identity theft problem. If you would like to know more about protecting your American Century Investments accounts, please visit our website at www.americancentury.com/security/protect_yourself_online.jsp.

If you have any thoughts you would like to share with the board, send them to dhpratt@fundboardchair.com. Thank you for your loyalty as an American Century Investments shareholder.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Central Bank Actions, Relative U.S. Economic Gains

Drove Stocks Higher

Stock market performance remained robust during the 12-month period ended March 31, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data, which fueled market optimism.

Early in the period, a series of disappointing U.S. economic data, combined with ongoing problems in Europe, triggered recession fears and a short-term market selloff. In this environment, investors presumed the European Central Bank and the U.S. Federal Reserve would step in with additional stimulus measures. These presumptions were correct, and a series of central bank programs helped keep stocks and other riskier assets in favor.

Stock market sentiment shifted in late-2012, as market anxiety surrounding November’s presidential election quickly turned to worries about the year-end “fiscal cliff” of federal tax hikes and spending cuts. When the dust settled in early 2013, investors refocused on the nation’s economic and corporate data. Improving housing data, modest job growth, and generally favorable corporate earnings fueled a strong rally that ended the 12-month period on an upbeat note.

Value stocks sharply outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong one-year returns from the health care, telecommunication services, and consumer staples sectors, where many value-oriented stocks reside.

Stock Selection Remains Key

Looking ahead, economic growth should remain muted and stock valuations should be marginally attractive relative to historical averages, as corporate profit margins have started to decline from record highs.

Our decades of value investing have demonstrated that companies themselves have had a greater long-term influence on their relative success than broader macroeconomic trends. As such, we believe it’s much more beneficial to focus on the merits of individual companies than economic ebbs and flows. Our disciplined, bottom-up approach to stock selection is designed to help us uncover undervalued companies expected to benefit from fundamental business trends, a new product launch, market share gains, secular change, or beneficial acquisition, regardless of broader macroeconomic shifts.

U.S. Stock Index Returns
For the 12 months ended March 31, 2013
Russell 1000 Index (Large-Cap)	14.43%	Russell 2000 Index (Small-Cap)	16.30%
Russell 1000 Growth Index	10.09%	Russell 2000 Growth Index	14.52%
Russell 1000 Value Index	18.76%	Russell 2000 Value Index	18.09%
Russell Midcap Index	17.30%
Russell Midcap Growth Index	12.76%
Russell Midcap Value Index	21.49%

4

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	15.85%	3.77%	7.76%	4.86%	7/30/99
Russell 1000 Value Index	—	18.76%	4.85%	9.17%	4.86%	—
S&P 500 Index	—	13.96%	5.81%	8.53%	3.13%	—
Institutional Class	ALVSX	16.05%	4.00%	7.99%	4.92%	8/10/01
A Class(1) No sales charge* With sales charge*	ALPAX	15.57% 8.95%	3.54% 2.34%	7.49% 6.86%	5.47% 4.97%	10/26/00
B Class No sales charge* With sales charge*	ALBVX	14.67% 10.67%	2.76% 2.58%	6.71% 6.71%	6.22% 6.22%	1/31/03
C Class	ALPCX	14.72%	2.77%	6.71%	4.25%	11/7/01
R Class	ALVRX	15.10%	3.25%	—	5.43%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.88%	0.68%	1.13%	1.88%	1.88%	1.38%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary

Large Company Value returned 15.85%* for the 12 months ended March 31, 2013. By comparison, its benchmark, the Russell 1000 Value Index, returned 18.76%. The broader market, as measured by the S&P 500 Index, returned 13.96%. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

U.S. equities recorded robust gains during the one-year reporting period (as described in the Market Perspective on page 4), with the S&P 500 Index reaching a record closing high on the final trading day. Value stocks, which do not generally lead broad market rallies, outperformed growth stocks across the capitalization spectrum. Large-cap and small-cap value stocks generated strong returns during the reporting period but lagged mid-cap value stocks. In this environment, Large Company Value received positive results in absolute terms from nine of the ten sectors in which it was invested. On a relative basis, it underperformed, largely because of security selection. The portfolio was hampered by its stance in the information technology, energy, and consumer discretionary sectors. Positions in the industrials, health care, and financials sectors contributed positively.

Information Technology Detracted

In information technology, one of the weakest sectors in the benchmark, Large Company Value was hurt by its overweight in the semiconductor and semiconductor equipment industry. More specifically, the portfolio was overweight Marvell Technology and Intel Corp. Shares of both companies dropped on weaker-than-expected revenues. Marvell’s hard drive business has also been affected by slowing PC sales and the company has seen weak results in its mobile and wireless business. Intel provided guidance that offered a weak outlook for its core PC business.

Within computers and peripherals, an overweight in Hewlett-Packard (HP) detracted from performance. HP has experienced a steady drop in revenues and is struggling to regain a competitive position in the consumer and enterprise markets. It also took a significant asset-impairment charge related to its acquisition of software firm, Autonomy Corp. At the end of the reporting period, Large Company Value no longer had a position in HP’s stock.

Energy Slowed Progress

In the energy sector, which posted the second-weakest results in the benchmark, the portfolio was hindered by its mix of stocks, including an overweight in large integrated oil and gas companies and an underweight in refining stocks. Many of our names, including top-10 portfolio overweight Exxon Mobil Corp., generated positive returns but did not keep up with other stocks in the energy sector. We continue to believe that large integrated stocks are undervalued. A notable detractor was Apache Corp. The independent oil and natural gas company reported weaker-than-expected profits on property write-downs and a drop in revenue as lower natural gas prices offset increased production. Apache also has a large presence in Egypt, which has weighed on market sentiment.

*All fund returns referenced in this commentary are for Investor Class shares.

7

On a positive note, the energy sector provided notable contributor Valero Energy. Shares of the oil refiner climbed on strong earnings and the announcement it would spin off its retail business.

Consumer Discretionary Dampened Results

Though an overweight in consumer discretionary—the strongest-performing sector in the benchmark—contributed positively, security selection dampened results. In specialty retailing, an overweight in Staples detracted. The office supply retailer announced a sharp drop in earnings and lowered its full-year outlook. Its shares declined further on news of a restructuring plan, including a reduction in its North American retail footprint. At the end of the reporting period, Large Company Value no longer had a position in Staples’ stock.

The consumer discretionary sector was also the source of top contributor Time Warner. The stock had been undervalued compared to its peers and has been generating solid results.

Industrials Contributed

In the industrials sector, strong security selection added to results. Large Company Value benefited from an overweight in Southwest Airlines. The leading low-cost airline has performed well amid industry consolidation.

Health Care Aided Performance

The portfolio’s performance was enhanced by its overweight in health care, one of the strongest-performing sectors in the benchmark. Large Company Value owned pharmaceutical companies Pfizer, Johnson & Johnson, and Merck, all of which posted significant gains. In the biotechnology industry, the portfolio held Gilead Sciences, which is not represented in the benchmark. Gilead’s shares surged on high expectations for the potential of its investigational hepatitis C drugs.

Financials Boosted Results

In the financials sector, the portfolio’s investments in the capital markets segment added to relative performance. The portfolio was overweight BlackRock, which reported a jump in profits and strong revenue growth as it added to its assets under management. Within insurance, an overweight in Allstate was advantageous. The insurer’s earnings benefited from increased premiums and low catastrophe losses.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. As of March 31, 2013, Large Company Value is broadly diversified, with ongoing overweight positions in health care and energy stocks. Valuation work is directing us toward smaller relative weightings in utilities and financials stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained the portfolio’s bias toward them.

8

Fund Characteristics

MARCH 31, 2013
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	6.4%
General Electric Co.	3.8%
Chevron Corp.	3.4%
Pfizer, Inc.	3.4%
JPMorgan Chase & Co.	3.3%
Wells Fargo & Co.	3.1%
Johnson & Johnson	3.0%
Procter & Gamble Co. (The)	2.7%
Merck & Co., Inc.	2.3%
Cisco Systems, Inc.	2.3%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	14.3%
Pharmaceuticals	8.7%
Insurance	8.4%
Diversified Financial Services	6.4%
Commercial Banks	6.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.1%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 – 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,111.60	$4.58	0.87%
Institutional Class	$1,000	$1,112.40	$3.53	0.67%
A Class	$1,000	$1,110.30	$5.89	1.12%
B Class	$1,000	$1,106.10	$9.82	1.87%
C Class	$1,000	$1,106.40	$9.82	1.87%
R Class	$1,000	$1,107.20	$7.20	1.37%
Hypothetical
Investor Class	$1,000	$1,020.59	$4.38	0.87%
Institutional Class	$1,000	$1,021.59	$3.38	0.67%
A Class	$1,000	$1,019.35	$5.64	1.12%
B Class	$1,000	$1,015.61	$9.40	1.87%
C Class	$1,000	$1,015.61	$9.40	1.87%
R Class	$1,000	$1,018.10	$6.89	1.37%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

MARCH 31, 2013

	Shares	Value
Common Stocks — 98.8%
AEROSPACE AND DEFENSE — 1.6%
Honeywell International, Inc.	35,200	$2,652,320
Northrop Grumman Corp.	43,000	3,016,450
Raytheon Co.	71,300	4,191,727
		9,860,497
AIRLINES — 0.6%
Southwest Airlines Co.	265,300	3,576,244
AUTO COMPONENTS — 0.2%
Autoliv, Inc.	17,200	1,189,208
AUTOMOBILES — 1.2%
Ford Motor Co.	596,800	7,847,920
BEVERAGES — 0.6%
PepsiCo, Inc.	47,000	3,718,170
BIOTECHNOLOGY — 0.5%
Amgen, Inc.	12,800	1,312,128
Gilead Sciences, Inc.(1)	44,000	2,152,920
		3,465,048
CAPITAL MARKETS — 4.3%
Ameriprise Financial, Inc.	93,300	6,871,545
Bank of New York Mellon Corp. (The)	146,000	4,086,540
BlackRock, Inc.	23,500	6,036,680
Goldman Sachs Group, Inc. (The)	57,200	8,416,980
Morgan Stanley	90,500	1,989,190
		27,400,935
CHEMICALS — 0.8%
E.I. du Pont de Nemours & Co.	45,900	2,256,444
LyondellBasell Industries NV, Class A	46,400	2,936,656
		5,193,100
COMMERCIAL BANKS — 6.4%
KeyCorp	297,200	2,960,112
PNC Financial Services Group, Inc.	135,500	9,010,750
U.S. Bancorp	257,000	8,720,010
Wells Fargo & Co.	525,800	19,449,342
		40,140,214
COMMERCIAL SERVICES AND SUPPLIES — 0.8%
ADT Corp. (The)	17,700	866,238
Avery Dennison Corp.	26,500	1,141,355
Tyco International Ltd.	97,700	3,126,400
		5,133,993
COMMUNICATIONS EQUIPMENT — 2.9%
Cisco Systems, Inc.	689,100	14,409,081
QUALCOMM, Inc.	59,600	3,990,220
		18,399,301
COMPUTERS AND PERIPHERALS — 0.6%
NetApp, Inc.(1)	111,000	3,791,760
DIVERSIFIED FINANCIAL SERVICES — 6.4%
Bank of America Corp.	447,400	5,449,332
Citigroup, Inc.	319,100	14,116,984
JPMorgan Chase & Co.	436,100	20,697,306
		40,263,622
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.2%
AT&T, Inc.	363,000	13,318,470
CenturyLink, Inc.	148,000	5,199,240
Verizon Communications, Inc.	33,700	1,656,355
		20,174,065
ELECTRIC UTILITIES — 3.4%
American Electric Power Co., Inc.	78,800	3,832,044
Exelon Corp.	74,600	2,572,208
NV Energy, Inc.	149,700	2,998,491
Pinnacle West Capital Corp.	63,800	3,693,382
PPL Corp.	135,600	4,245,636
Xcel Energy, Inc.	134,500	3,994,650
		21,336,411
ELECTRICAL EQUIPMENT — 0.8%
Eaton Corp. plc	87,600	5,365,500
ENERGY EQUIPMENT AND SERVICES — 2.6%
Baker Hughes, Inc.	120,900	5,610,969
National Oilwell Varco, Inc.	91,700	6,487,775
Schlumberger Ltd.	57,600	4,313,664
		16,412,408
FOOD AND STAPLES RETAILING — 2.7%
CVS Caremark Corp.	130,800	7,192,692
Kroger Co. (The)	157,000	5,202,980
Wal-Mart Stores, Inc.	62,700	4,691,841
		17,087,513
FOOD PRODUCTS — 0.8%
Kraft Foods Group, Inc.	32,500	1,674,725
Mondelez International, Inc. Class A	116,300	3,559,943
		5,234,668
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.0%
Abbott Laboratories	85,400	3,016,328
Medtronic, Inc.	199,900	9,387,304
		12,403,632
HEALTH CARE PROVIDERS AND SERVICES — 2.1%
Aetna, Inc.	100,600	5,142,672
Quest Diagnostics, Inc.	52,200	2,946,690
WellPoint, Inc.	82,300	5,450,729
		13,540,091

12

Shares	Value
HOTELS, RESTAURANTS AND LEISURE — 0.6%
Carnival Corp.	102,200	$3,505,460
HOUSEHOLD PRODUCTS — 2.7%
Procter & Gamble Co. (The)	220,200	16,968,612
INDUSTRIAL CONGLOMERATES — 3.8%
General Electric Co.	1,044,700	24,153,464
INSURANCE — 8.4%
Allstate Corp. (The)	125,000	6,133,750
American International Group, Inc.(1)	81,200	3,152,184
Berkshire Hathaway, Inc., Class B(1)	99,800	10,399,160
Chubb Corp. (The)	31,700	2,774,701
Loews Corp.	94,600	4,169,022
MetLife, Inc.	223,400	8,493,668
Principal Financial Group, Inc.	119,700	4,073,391
Prudential Financial, Inc.	105,700	6,235,243
Torchmark Corp.	19,000	1,136,200
Travelers Cos., Inc. (The)	74,200	6,246,898
		52,814,217
MACHINERY — 1.4%
Dover Corp.	55,700	4,059,416
Ingersoll-Rand plc	25,600	1,408,256
PACCAR, Inc.	63,200	3,195,392
		8,663,064
MEDIA — 3.8%
CBS Corp., Class B	92,900	4,337,501
Comcast Corp., Class A	177,300	7,448,373
Time Warner Cable, Inc.	37,100	3,563,826
Time Warner, Inc.	148,900	8,579,618
		23,929,318
METALS AND MINING — 1.4%
Freeport-McMoRan Copper & Gold, Inc.	161,700	5,352,270
Nucor Corp.	69,300	3,198,195
		8,550,465
MULTI-UTILITIES — 0.7%
PG&E Corp.	95,900	4,270,427
MULTILINE RETAIL — 2.5%
Kohl’s Corp.	42,600	1,965,138
Macy’s, Inc.	107,200	4,485,248
Target Corp.	139,900	9,576,155
		16,026,541
OIL, GAS AND CONSUMABLE FUELS — 14.3%
Apache Corp.	78,300	6,041,628
Chevron Corp.	181,300	21,542,066
Exxon Mobil Corp.	444,100	40,017,851
Marathon Petroleum Corp.	6,300	564,480
Occidental Petroleum Corp.	96,000	7,523,520
Royal Dutch Shell plc, Class A	181,940	5,874,810
Total SA ADR	116,400	5,584,872
Valero Energy Corp.	57,800	2,629,322
		89,778,549
PAPER AND FOREST PRODUCTS — 0.8%
International Paper Co.	102,800	4,788,424
PHARMACEUTICALS — 8.7%
Johnson & Johnson	228,900	18,662,217
Merck & Co., Inc.	333,900	14,768,397
Pfizer, Inc.	730,100	21,070,686
		54,501,300
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.6%
Applied Materials, Inc.	260,400	3,510,192
Intel Corp.	300,100	6,557,185
		10,067,377
SOFTWARE — 2.3%
Microsoft Corp.	295,900	8,465,699
Oracle Corp.	185,600	6,002,304
		14,468,003
SPECIALTY RETAIL — 0.7%
Lowe’s Cos., Inc.	122,600	4,648,992
TOBACCO — 0.6%
Altria Group, Inc.	108,600	3,734,754
TOTAL COMMON STOCKS (Cost $423,614,866)		622,403,267
Temporary Cash Investments — 1.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $590,195), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery value $578,513)		578,506
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $1,771,542), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $1,735,544)		1,735,519

13

Shares	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $590,297), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $578,512)		$578,506
SSgA U.S. Government Money Market Fund	3,731,718	3,731,718
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,624,249)		6,624,249
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $430,239,115)		629,027,516
OTHER ASSETS AND LIABILITIES — 0.1%		885,439
TOTAL NET ASSETS — 100.0%		$629,912,955

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
7,657,395	EUR for USD	UBS AG	4/30/13	$9,817,361	$47,661
(Value on Settlement Date $9,865,022)

Notes to Schedule of Investments

ADR = American Depositary Receipt
EUR = Euro
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (cost of $430,239,115)	$629,027,516
Cash	103,798
Receivable for investments sold	1,385,114
Receivable for capital shares sold	608,513
Unrealized gain on forward foreign currency exchange contracts	47,661
Dividends and interest receivable	899,701
632,072,303

Liabilities
Foreign currency overdraft payable, at value (cost of $11,996)	11,437
Payable for investments purchased	1,460,595
Payable for capital shares redeemed	214,281
Accrued management fees	447,151
Distribution and service fees payable	25,884
2,159,348

Net Assets	$629,912,955

Net Assets Consist of:
Capital (par value and paid-in surplus)	$823,877,380
Undistributed net investment income	536,989
Accumulated net realized loss	(393,338,035)
Net unrealized appreciation	198,836,621
$629,912,955

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$487,160,659	70,381,751	$6.92
Institutional Class, $0.01 Par Value	$57,325,311	8,277,803	$6.93
A Class, $0.01 Par Value	$69,269,917	10,013,646	$6.92*
B Class, $0.01 Par Value	$1,403,543	202,139	$6.94
C Class, $0.01 Par Value	$8,961,362	1,295,003	$6.92
R Class, $0.01 Par Value	$5,792,163	836,693	$6.92
*Maximum offering price $7.34 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $84,278)	$16,167,696
Interest	8,837
16,176,533

Expenses:
Management fees	5,007,240
Distribution and service fees:
A Class	170,947
B Class	19,171
C Class	85,981
R Class	27,732
Directors’ fees and expenses	22,952
Other expenses	26
5,334,049

Net investment income (loss)	10,842,484

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	58,203,027
Futures contract transactions	983,542
Foreign currency transactions	(10,426)
59,176,143

Change in net unrealized appreciation (depreciation) on:
Investments	15,016,412
Translation of assets and liabilities in foreign currencies	63,043
15,079,455

Net realized and unrealized gain (loss)	74,255,598

Net Increase (Decrease) in Net Assets Resulting from Operations	$85,098,082

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$10,842,484	$14,542,518
Net realized gain (loss)	59,176,143	41,879,402
Change in net unrealized appreciation (depreciation)	15,079,455	(25,186,691)
Net increase (decrease) in net assets resulting from operations	85,098,082	31,235,229

Distributions to Shareholders
From net investment income:
Investor Class	(8,590,787)	(9,628,204)
Institutional Class	(1,149,076)	(3,156,878)
A Class	(1,141,948)	(1,150,666)
B Class	(17,721)	(25,601)
C Class	(81,259)	(72,119)
R Class	(79,284)	(80,329)
Decrease in net assets from distributions	(11,060,075)	(14,113,797)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(169,707,552)	(268,943,132)

Net increase (decrease) in net assets	(95,669,545)	(251,821,700)

Net Assets
Beginning of period	725,582,500	977,404,200
End of period	$629,912,955	$725,582,500

Undistributed net investment income	$536,989	$814,938

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

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If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their

19

technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of NT Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.70% to 0.90% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended March 31, 2013 was 0.87% for the Investor Class, A Class, B Class, C Class and R Class and 0.67% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 42% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 were $191,862,094 and $356,384,213, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2013		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	600,000,000		600,000,000
Sold	17,796,988	$107,954,199	24,910,328	$138,308,453
Issued in reinvestment of distributions	1,360,766	8,440,559	1,712,887	9,435,563
Redeemed	(39,663,157)	(239,958,023)	(44,366,377)	(240,775,115)
	(20,505,403)	(123,563,265)	(17,743,162)	(93,031,099)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	1,860,479	11,285,205	9,854,571	54,636,024
Issued in reinvestment of distributions	183,862	1,139,231	320,302	1,769,719
Redeemed	(6,511,040)	(39,753,880)	(37,240,039)	(206,177,197)
	(4,466,699)	(27,329,444)	(27,065,166)	(149,771,454)
A Class/Shares Authorized	100,000,000		100,000,000
Sold	1,604,715	9,988,929	1,984,083	11,123,879
Issued in reinvestment of distributions	173,666	1,072,692	196,172	1,080,491
Redeemed	(4,162,961)	(25,682,192)	(6,032,898)	(33,420,309)
	(2,384,580)	(14,620,571)	(3,852,643)	(21,215,939)
B Class/Shares Authorized	5,000,000		5,000,000
Sold	2,377	15,039	5,596	32,710
Issued in reinvestment of distributions	2,622	15,943	4,247	23,313
Redeemed	(253,285)	(1,560,479)	(375,194)	(2,089,149)
	(248,286)	(1,529,497)	(365,351)	(2,033,126)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	74,159	474,622	120,966	685,511
Issued in reinvestment of distributions	6,805	41,763	6,232	34,173
Redeemed	(300,903)	(1,870,403)	(490,027)	(2,761,000)
	(219,939)	(1,354,018)	(362,829)	(2,041,316)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	146,869	930,011	263,694	1,497,402
Issued in reinvestment of distributions	11,416	70,262	13,355	73,526
Redeemed	(380,427)	(2,311,030)	(435,456)	(2,421,126)
	(222,142)	(1,310,757)	(158,407)	(850,198)
Net increase (decrease)	(28,047,049)	$(169,707,552)	(49,547,558)	$(268,943,132)

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$616,528,457	$5,874,810	—
Temporary Cash Investments	3,731,718	2,892,531	—
Total Value of Investment Securities	$620,260,175	$8,767,341	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$47,661	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure

22

to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of March 31, 2013
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$47,661	Unrealized loss on forward foreign currency exchange contracts	—

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2013
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$983,542	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(13,892)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$62,484
		$969,650		$62,484

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$11,060,075	$14,113,797
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

23

As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$460,356,487
Gross tax appreciation of investments	$170,616,245
Gross tax depreciation of investments	(1,945,216)
Net tax appreciation (depreciation) of investments	$168,671,029
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$560
Net tax appreciation (depreciation)	$168,671,589
Undistributed ordinary income	$536,989
Accumulated short-term capital losses	$(363,173,003)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(61,095,903) and $(302,077,100) expire in 2017 and 2018, respectively.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$6.09	0.12	0.83	0.95	(0.12)	—	(0.12)	$6.92	15.85%	0.87%	1.87%	33%	$487,161
2012	$5.80	0.10	0.29	0.39	(0.10)	—	(0.10)	$6.09	6.91%	0.87%	1.84%	56%	$553,916
2011	$5.24	0.08	0.56	0.64	(0.08)	—	(0.08)	$5.80	12.39%	0.87%	1.58%	38%	$629,706
2010	$3.64	0.09	1.60	1.69	(0.09)	—	(0.09)	$5.24	46.68%	0.85%	1.87%	25%	$786,992
2009	$6.48	0.14	(2.76)	(2.62)	(0.14)	(0.08)	(0.22)	$3.64	(41.07)%	0.83%	2.57%	22%	$569,483
Institutional Class
2013	$6.10	0.13	0.83	0.96	(0.13)	—	(0.13)	$6.93	16.05%	0.67%	2.07%	33%	$57,325
2012	$5.80	0.11	0.30	0.41	(0.11)	—	(0.11)	$6.10	7.29%	0.67%	2.04%	56%	$77,706
2011	$5.24	0.09	0.56	0.65	(0.09)	—	(0.09)	$5.80	12.61%	0.67%	1.78%	38%	$230,853
2010	$3.64	0.10	1.60	1.70	(0.10)	—	(0.10)	$5.24	46.97%	0.65%	2.07%	25%	$243,190
2009	$6.48	0.15	(2.76)	(2.61)	(0.15)	(0.08)	(0.23)	$3.64	(40.95)%	0.63%	2.77%	22%	$275,245
A Class
2013	$6.09	0.10	0.84	0.94	(0.11)	—	(0.11)	$6.92	15.57%	1.12%	1.62%	33%	$69,270
2012	$5.79	0.09	0.30	0.39	(0.09)	—	(0.09)	$6.09	6.83%	1.12%	1.59%	56%	$75,521
2011	$5.24	0.07	0.55	0.62	(0.07)	—	(0.07)	$5.79	11.92%	1.12%	1.33%	38%	$94,159
2010	$3.64	0.08	1.60	1.68	(0.08)	—	(0.08)	$5.24	46.31%	1.10%	1.62%	25%	$200,408
2009	$6.47	0.12	(2.74)	(2.62)	(0.13)	(0.08)	(0.21)	$3.64	(41.12)%	1.08%	2.32%	22%	$162,957

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2013	$6.11	0.05	0.84	0.89	(0.06)	—	(0.06)	$6.94	14.67%	1.87%	0.87%	33%	$1,404
2012	$5.81	0.05	0.29	0.34	(0.04)	—	(0.04)	$6.11	6.01%	1.87%	0.84%	56%	$2,753
2011	$5.26	0.03	0.55	0.58	(0.03)	—	(0.03)	$5.81	11.04%	1.87%	0.58%	38%	$4,743
2010	$3.65	0.04	1.61	1.65	(0.04)	—	(0.04)	$5.26	45.34%	1.85%	0.87%	25%	$5,662
2009	$6.49	0.08	(2.75)	(2.67)	(0.09)	(0.08)	(0.17)	$3.65	(41.58)%	1.83%	1.57%	22%	$5,285
C Class
2013	$6.09	0.05	0.84	0.89	(0.06)	—	(0.06)	$6.92	14.72%	1.87%	0.87%	33%	$8,961
2012	$5.80	0.05	0.28	0.33	(0.04)	—	(0.04)	$6.09	5.85%	1.87%	0.84%	56%	$9,232
2011	$5.24	0.03	0.56	0.59	(0.03)	—	(0.03)	$5.80	11.27%	1.87%	0.58%	38%	$10,885
2010	$3.64	0.04	1.60	1.64	(0.04)	—	(0.04)	$5.24	45.19%	1.85%	0.87%	25%	$17,211
2009	$6.47	0.08	(2.74)	(2.66)	(0.09)	(0.08)	(0.17)	$3.64	(41.56)%	1.83%	1.57%	22%	$17,246
R Class
2013	$6.10	0.08	0.83	0.91	(0.09)	—	(0.09)	$6.92	15.10%	1.37%	1.37%	33%	$5,792
2012	$5.80	0.07	0.30	0.37	(0.07)	—	(0.07)	$6.10	6.55%	1.37%	1.34%	56%	$6,454
2011	$5.24	0.05	0.56	0.61	(0.05)	—	(0.05)	$5.80	11.83%	1.37%	1.08%	38%	$7,058
2010	$3.64	0.06	1.61	1.67	(0.07)	—	(0.07)	$5.24	45.93%	1.35%	1.37%	25%	$14,699
2009	$6.48	0.11	(2.76)	(2.65)	(0.11)	(0.08)	(0.19)	$3.64	(41.36)%	1.33%	2.07%	22%	$9,587

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Company Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Company Value Fund of American Century Capital Portfolios, Inc., as of March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2013

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because of his employment with American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012).	65	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

31

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2013.

For corporate taxpayers, the fund hereby designates $11,060,075, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2013 as qualified for the corporate dividends received deduction.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78332   1305

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, James A. Olson, Andrea C. Hall and Stephen E. Yates are the registrant’s designated audit committee financial experts.  They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2012:                    $155,434*
FY 2013:                    $195,560

*Two funds issued by the registrant changed fiscal year ends from March 31, 2012 to October 31, 2012.  Amounts reported above have been amended to exclude the fees billed for those two funds.

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2012: $0 FY 2013: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2012:                    $0
FY 2013:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:                    $0
FY 2013:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2012: $0 FY 2013: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2012:                    $44,957
FY 2013:                    $135,439

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 30, 2013

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 30, 2013